UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-21417

Virtus Dividend, Interest & Premium Strategy Fund

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301

(Address of principal executive offices) (Zip code)

Jennifer Fromm, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

One Financial Plaza

Hartford, CT 06103-2608

(Name and address of agent for service)

Registrant’s telephone number, including area code: _(866) 270-7788

Date of fiscal year end: January 31

Date of reporting period: July 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

SEMIANNUAL REPORT

July 31, 2022
Virtus Artificial Intelligence & Technology Opportunities Fund (AIO) (f/k/a Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund)
Virtus Convertible & Income 2024 Target Term Fund (CBH) (f/k/a Virtus AllianzGI Convertible & Income 2024 Target Term Fund)
Virtus Convertible & Income Fund (NCV) (f/k/a Virtus AllianzGI Convertible & Income Fund
Virtus Convertible & Income Fund II (NCZ) (f/k/a Virtus AllianzGI Convertible & Income Fund II)
Virtus Diversified Income & Convertible Fund (ACV) (f/k/a Virtus AllianzGI Diversified Income & Convertible Fund)
Virtus Dividend, Interest & Premium Strategy Fund (NFJ)
Virtus Equity & Convertible Income Fund (NIE) (f/k/a Virtus AllianzGI Equity & Convertible Income Fund)

Not FDIC Insured • No Bank Guarantee • May Lose Value

FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN
The Board of Trustees (the “Board,” or the “Trustees”) of the Virtus Artificial Intelligence & Technology Opportunities Fund (“AIO”), Virtus Diversified Income & Convertible Fund (“ACV”), Virtus Dividend, Interest & Premium Strategy Fund (“NFJ”), and Virtus Equity & Convertible Income Fund (“NIE”) (each individually a “Fund” or collectively “Funds”) have adopted a Managed Distribution Plan (the “Plan”). The Plan currently provides for AIO and ACV to make a monthly distribution at a rate of $0.15 per share and $0.18 per share, respectively. The Plan currently provides for NFJ and NIE to make a quarterly distribution at a rate of $0.245 per share and $0.50 per share, respectively. Under the terms of the Plan, the Funds seek to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof. The Plan had no effect on the Funds meeting their principal strategies during the most recent fiscal period and is not expected to have such an effect in future periods.
If a Fund estimates that it has distributed more than its income and capital gains in a particular period, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”
You should not draw any conclusions about a Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Plan.
The amounts and sources of distributions reported in a Fund’s notices issued pursuant to Section 19(a) of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment results during its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.
The Board may amend, suspend or terminate the Plan at any time, without prior notice to shareholders, if it deems such action to be in the best interest of the Fund and its shareholders.
Information on each Fund is available through the closed-end fund section on the web at
www.Virtus.com. Section 19(a) notices are posted on the website at:
https://www.virtus.com/AIO
https://www.virtus.com/ACV
https://www.virtus.com/NFJ
https://www.virtus.com/NIE

MESSAGE TO SHAREHOLDERS
To Virtus Closed-End Fund Shareholders:
Effective July 25, 2022, Voya Investment Management Co. LLC (Voya IM) replaced Allianz Global Investors U.S. LLC as a subadviser of your Funds. Each Fund’s portfolio management team transitioned to Voya IM, where they continue to manage your Funds following the same investment objectives and investment strategies. Virtus Investment Advisers, Inc. (VIA) continues as investment adviser to each Fund under the current investment advisory agreements.
Shareholders of each Fund reviewed in this semiannual report have been asked to approve a new subadvisory agreement by and among the Fund, VIA, and Voya IM. I encourage you to take the time to read the proxy statement for your Fund and vote your shares. Your vote is vital to the outcome of the proposals being presented at the special meeting of shareholders. If you have any questions about these proposals or the new subadvisory arrangement, please visit the Closed-End Funds section of virtus.com, or call us at 1-866-270-7788.
This semiannual report reviews the performance of your Fund for the six months ended July 31, 2022. During the reporting period, market volatility increased as investors contended with higher inflation, rising interest rates, and efforts by the Federal Reserve (Fed) to tighten monetary policy. Russia’s invasion of Ukraine in late February led to higher energy and food costs, adding to the uncertainty. By the end of the period, however, the markets began to respond to positive signs about inflation and corporate earnings.
We appreciate your business and remain committed to your long-term financial success.
Sincerely,
George R. Aylward
President and Chief Executive Officer, Virtus Closed-End Funds
September 2022
Refer to the Manager’s Discussion section for your Fund’s performance. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investing involves risk, including the risk of loss of principal invested.

ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
July 31, 2022
About the Fund:
Artificial Intelligence & Technology Opportunities Fund’s (NYSE: AIO) (the “Fund”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. There is no guarantee that the Fund will achieve its investment objective.
The use of leverage currently enables the Fund to borrow at short-term rates and invest at higher yields on its investments. As of July 31, 2022, the Fund’s leverage consisted of $130.0 million of borrowings made pursuant to margin financing and/or securities lending, which represented approximately 15% of the Fund’s total assets.
Manager Comments – Voya Investment Management (Voya IM)
Effective July 25, 2022, the portfolio management team under Allianz Global Investors U.S. LLC transitioned to Voya Investment Management Co. LLC (“Voya IM”) and continues to manage the Fund. As the asset management business of Voya Financial (NYSE: VOYA), Voya IM seeks to understand and anticipate client needs, delivering differentiated solutions across public and private fixed income, equity, and multi-asset platforms, including private markets and alternatives. The following commentary is provided by the portfolio team at Voya IM and covers the Fund’s performance for the period ended July 31, 2022.
How did the markets perform during the Fund’s fiscal six-month period ended July 31, 2022?
During the six-month period, risk assets sold off sharply. Elevated inflation, global recession fears, rising interest rates, the war in Ukraine, and overseas COVID-19 policies all weighed on investor sentiment. In addition, many corporate management teams provided cautious outlooks, highlighting the difficult operating environment.
U.S. economic reports were mixed, with consumer sentiment reaching a historic low as rising inflation expectations more than offset continued strength in the labor market. Manufacturing and services surveys retreated but continued to demonstrate growth despite economic contraction during the first half of 2022. In addition, U.S. travel increased over the period, with airport screenings exceeding pre-pandemic levels by late June.
In response to May’s inflation report and June’s consumer survey of longer-run inflation expectations, the Federal Reserve (the Fed) raised interest rates by 0.75% in June, following increases of 0.50% in May and 0.25% in March. At the end of July, the Fed lifted rates by another 0.75%, bringing its target rate range to between 2.25% and 2.50%. The Fed also began quantitative tightening in June. Against this backdrop, U.S. Treasury yields rose sharply, and the slope of the yield curve inverted toward the end of the period. An inverted yield curve occurs when shorter-term bonds are offering a higher yield than longer-term bonds.
Convertible securities were negatively impacted by widening credit spreads, which indicated that investors were demanding a higher additional yield above the risk-free rate, and falling equity prices.
What factors affected the Fund’s performance during the fiscal six-month period?
For the six months ended July 31, 2022, the Fund’s net asset value (NAV) returned -12.09%. For the same period, the Fund’s composite benchmark, which consists of 50% MSCI AC World Index (net) and 50% ICE BofA U.S. Convertibles Index, returned -9.95%. The underlying indices returned -10.20% for MSCI AC World Index (net) and -9.75% for BofA U.S. Convertibles Index. During the reporting period, the benchmark was changed from the MSCI AC World Index (net) to the composite benchmark to better align with the Fund’s asset class weightings.
In the equity portfolio, relative underperformance during the period was driven by stock selection and industry positioning. Stock selection in the software and health care providers & services industries contributed to relative performance. Conversely, stock selection in the banks and air freight & logistics industries detracted from relative performance.
From an industry allocation perspective, an overweight to the health care providers & services industry contributed to relative performance, while an overweight to the semiconductors & semiconductor equipment industry detracted from relative performance.
Within the convertible securities allocation, technology, consumer discretionary, and media detracted the most from performance. Only one sector – telecommunications – made a positive contribution to performance.
The risk of lower-than-expected growth weighed on high yield bonds during the six-month period. All industries detracted from the Fund’s performance. The top three detractors were technology, gaming, and support services.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
Risk Considerations
Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the portfolio.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 14.

ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
July 31, 2022
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Sector Focused Investing: Events negatively affecting a particular industry or market sector in which the portfolio focuses its investments may cause the value of the portfolio to decrease.
Leverage: When a portfolio is leveraged, the value of its securities may be more volatile and all other risks may be compounded.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Closed-End Funds: Closed-end funds may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. They may also employ leverage, which may increase volatility.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 14.

CONVERTIBLE & INCOME 2024 TARGET TERM FUND, CONVERTIBLE & INCOME FUND,
CONVERTIBLE & INCOME FUND II, DIVERSIFIED INCOME & CONVERTIBLE FUND, DIVIDEND, INTEREST & PREMIUM STRATEGY FUND, EQUITY & CONVERTIBLE INCOME FUND
MANAGER’S DISCUSSION OF MARKET PERFORMANCE (Unaudited) (Continued)
July 31, 2022
Manager Comments – Voya Investment Management Co. LLC (Voya IM)
Effective July 25, 2022, the portfolio management team under Allianz Global Investors U.S. LLC transitioned to Voya Investment Management Co. LLC (“Voya IM”) and continues to manage the Funds. As the asset management business of Voya Financial (NYSE: VOYA), Voya IM seeks to understand and anticipate client needs, delivering differentiated solutions across public and private fixed income, equity, and multi-asset platforms, including private markets and alternatives. The following commentary is provided by the portfolio team at Voya IM and covers the Funds’ performance for the period ended July 31, 2022.
How did the markets perform during the Funds’ fiscal six-month period ended July 31, 2022?
During the six-month period, risk assets sold off sharply. Elevated inflation, global recession fears, rising interest rates, the war in Ukraine, and overseas COVID-19 policies all weighed on investor sentiment. In addition, many corporate management teams provided cautious outlooks, highlighting the difficult operating environment.
U.S. economic reports were mixed, with consumer sentiment reaching a historic low as rising inflation expectations more than offset continued strength in the labor market. Manufacturing and services surveys retreated but continued to demonstrate growth despite economic contraction during the first half of 2022. In addition, U.S. travel increased over the period, with airport screenings exceeding pre-pandemic levels by late June.
In response to May’s inflation report and June’s consumer survey of longer-run inflation expectations, the Federal Reserve (the Fed) raised interest rates by 0.75% in June, following increases of 0.50% in May and 0.25% in March. At the end of July, the Fed lifted rates by another 0.75%, bringing its target rate range to between 2.25% and 2.50%. The Fed also began quantitative tightening in June. Against this backdrop, U.S. Treasury yields rose sharply, and the slope of the yield curve inverted toward the end of the period. An inverted yield curve occurs when shorter-term bonds are offering a higher yield than longer-term bonds.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 14.

CONVERTIBLE & INCOME 2024 TARGET TERM FUND MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
July 31, 2022
About the Fund:
Convertible & Income 2024 Target Term Fund’s (NYSE: CBH) (the “Fund”) investment objectives are to provide a high level of income and to return at least $9.835 per common share (the original net asset value per common share before deducting offering costs of $0.02 per share) to holders of common shares on or about September 1, 2024. There is no guarantee that the Fund will achieve its investment objective.
The use of leverage currently enables the Fund to borrow at short-term rates and invest at higher yields on its investments. As of July 31, 2022, the Fund’s leverage consisted of $69.7 million of borrowings made pursuant to margin financing and/or securities lending, which represented approximately 29% of the Fund’s total assets.
What factors affected the Fund’s performance during the fiscal six-month period?*
For the fiscal six months ended July 31, 2022, the Fund’s net asset value (NAV) returned -3.12%. For the same period, the Fund’s composite benchmark, which consists of 40% ICE BofA U.S. Convertibles Index (representing convertible securities), 45% ICE BofA U.S. High Yield BB-B Constrained Index (representing high yield bonds), and 15% Credit Suisse Leveraged Loan Index (representing leveraged loans), returned -6.85%. The underlying indexes returned -9.75% for convertible securities, -5.65% for high yield bonds, and -3.01% for leveraged loans.
The Fund delivered a high level of monthly income during the six-month period. With respect to the Fund’s return, the Fund participated in the selloff across risk assets, with most holdings detracting from performance for the period.
Convertible securities were negatively impacted by widening credit spreads, which indicated that investors were demanding a higher additional yield above the risk-free rate, and falling equity prices. Within the Fund’s convertible securities allocation, technology, media, and health care detracted the most from performance. Only one sector – energy – positively contributed to performance.
The risk of lower-than-expected growth weighed on high yield bonds during the six-month period. Underperforming high yield industries included financial services, cable & satellite TV, and basic industry & real estate. Conversely, theaters & entertainment, recreation & travel, and food & drug retailers outperformed.
Among leveraged loans, positive contributions from health care, gaming, and automotive were the most impactful. In contrast, retail, support services, and media hindered performance.
*Please refer to page 4 for the Manager’s Discussion of Market Performance.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
Risk Considerations
Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the portfolio.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Bank Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans are subject to credit and call risk, may be difficult to value, and have longer settlement times than other investments, which can make loans relatively illiquid at times.
Leverage: When a portfolio is leveraged, the value of its securities may be more volatile and all other risks may be compounded.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Closed-End Funds: Closed-end funds may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. They may also employ leverage, which may increase volatility.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 14.

CONVERTIBLE & INCOME FUND MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
July 31, 2022
About the Fund:
Virtus Convertible & Income Fund’s (NYSE: NCV) (the “Fund”) investment objective is to provide total return through a combination of capital appreciation and high current income. There is no guarantee that the Fund will achieve its investment objective.
The use of leverage currently enables the Fund to have a blended capital structure combining long-term fixed rates and short-term variable rates which allows the Fund to seek to enhance the yields on its investments. As of July 31, 2022, the Fund’s leverage consisted of $323.3 million of borrowings made pursuant to longer-term preferred shares, which represented approximately 45% of the Fund’s total assets.
What factors affected the Fund’s performance during the fiscal six-month period?*
For the fiscal six months ended July 31, 2022, the Fund’s net asset value (NAV) returned -17.97%. For the same period, the Fund’s composite benchmark, which consists of 60% ICE BofA U.S. Convertibles Index (representing convertible securities) and 40% ICE BofA U.S. High Yield Index (representing high yield bonds), returned -8.35%. The underlying indexes returned -9.75% for convertible securities and -6.28% for high yield bonds. During the reporting period, the benchmark was changed from 50% ICE BofA U.S. Convertibles Index and 50% ICE BofA U.S. High Yield Index to 60% ICE BofA U.S. Convertibles Index and 40% ICE BofA U.S. High Yield Index to better align with the Fund’s asset class weightings.
With respect to the Fund’s return, the Fund participated in the selloff across risk assets, with most holdings detracting from performance for the period.
Convertible securities were negatively impacted by widening credit spreads, which indicated that investors were demanding a higher additional yield above the risk-free rate, and falling equity prices. Within the Fund’s convertible securities allocation, consumer discretionary, technology, and financials detracted the most from performance. Conversely, the sectors that contributed positively to performance were utilities, telecom, and energy.
The risk of lower-than-expected growth weighed on high yield bonds during the six-month period. Underperforming high yield industries included financial services, health care, and recreation & travel, while only theaters & entertainment outperformed.
*Please refer to page 4 for the Manager’s Discussion of Market Performance.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
Risk Considerations
Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the portfolio.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Leverage: When a portfolio is leveraged, the value of its securities may be more volatile and all other risks may be compounded.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Closed-End Funds: Closed-end funds may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. They may also employ leverage, which may increase volatility.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 14.

CONVERTIBLE & INCOME FUND II MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
July 31, 2022
About the Fund:
Convertible & Income Fund II’s (NYSE: NCZ) (the “Fund”) investment objective is to provide total return through a combination of capital appreciation and high current income. There is no guarantee that the Fund will achieve its investment objective.
The use of leverage currently enables the Fund to have a blended capital structure combining long-term fixed rates and short-term variable rates which allows the Fund to seek to enhance the yields on its investments. As of July 31, 2022, the Fund’s leverage consisted of $271.5 million of borrowings made pursuant to longer-term preferred shares, which represented approximately 48% of the Fund’s total assets.
What factors affected the Fund’s performance during the fiscal six-month period?*
For the six months ended July 31, 2022, the Fund’s net asset value (NAV) returned -18.06%. For the same period, the Fund’s composite benchmark, which consists of 60% ICE BofA U.S. Convertibles Index (representing convertible securities) and 40% ICE BofA U.S. High Yield Index (representing high yield bonds), returned -8.35%. The underlying indexes returned -9.75% for convertible securities and -6.28% for high yield bonds. During the reporting period, the benchmark was changed from 50% ICE BofA U.S. Convertibles Index and 50% ICE BofA U.S. High Yield Index to 60% ICE BofA U.S. Convertibles Index and 40% ICE BofA U.S. High Yield Index to better align with the Fund’s asset class weightings.
With respect to the Fund’s return, the Fund participated in the selloff across risk assets, with most holdings detracting from performance for the period.
Convertible securities were negatively impacted by widening credit spreads, which indicated that investors were demanding a higher additional yield above the risk-free rate, and falling equity prices. Within the Fund’s convertible securities allocation, consumer discretionary, technology, and financials detracted the most from performance. Conversely, the sectors that contributed positively to performance were utilities, telecom, and energy.
The risk of lower-than-expected growth weighed on high yield bonds during the six-month period. Underperforming high yield industries included financial services, health care, and recreation & travel, while only theaters & entertainment outperformed.
*Please refer to page 4 for the Manager’s Discussion of Market Performance.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
Risk Considerations
Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the portfolio.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Leverage: When a portfolio is leveraged, the value of its securities may be more volatile and all other risks may be compounded.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Closed-End Funds: Closed-end funds may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. They may also employ leverage, which may increase volatility.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 14.

DIVERSIFIED INCOME & CONVERTIBLE FUND MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
July 31, 2022
About the Fund:
Diversified Income & Convertible Fund’s (NYSE: ACV) (the “Fund”) investment objective is to provide total return through a combination of current income and capital appreciation, while seeking to provide downside protection against capital loss. There is no guarantee that the Fund will achieve its investment objective.
The Fund has a blended capital structure combining long-term fixed rates and short-term variable rates which enable the Fund to seek to enhance the returns and yields on its investments. As of July 31, 2022, the Fund’s leverage consisted of $105.0 million of borrowings made pursuant to long-term senior notes, short-term margin loan financing, and mandatory redeemable preferred shares, which represented approximately 30% of the Fund’s total assets.
What factors affected the Fund’s performance during the fiscal six-month period?*
For the fiscal six months ended July 31, 2022, the Fund’s net asset value (NAV) returned -13.07%. For the same period, the Fund’s composite benchmark, which consists of 50% ICE BofA U.S. Convertibles Index (representing convertible securities), 25% ICE BofA U.S. High Yield Index (representing high yield bonds), and 25% Russell 1000® Growth Index (representing equities), returned -9.32%. The underlying indexes returned -9.75% for convertible securities, -6.28% for high yield bonds, and -11.88% for equities.
With respect to the Fund’s return, the Fund participated in the selloff across risk assets, with most holdings detracting from performance for the period.
Social media and internet services exposures declined due to concerns about lower advertising revenues, while macroeconomic fears partially contributed to weakness in travel-related holdings. Positions in cable & satellite TV, ecommerce, and software companies also underperformed, as did a medical technology issuer and a semiconductor manufacturer, among others.
There were several positive individual contributors within the Fund during the reporting period. Top performers included the stocks of companies that had exposure to energy exploration & production, engineered equipment manufacturing, clean energy storage, and wireless services. Pharmaceutical, biotech, and health services holdings were also sources of strength.
Additionally, many written options positions expired below the strike price, and the Fund was able to retain the set premiums.
*Please refer to page 4 for the Manager’s Discussion of Market Performance.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
Risk Considerations
Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the portfolio.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Leverage: When a portfolio is leveraged, the value of its securities may be more volatile and all other risks may be compounded.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid.
Options: Selling call options may limit the opportunity to profit from the increase in price of the underlying asset. Selling put options risks loss if the option is exercised while the price of the underlying asset is rising. Buying options risks loss of the premium paid for those options.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Closed-End Funds: Closed-end funds may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. They may also employ leverage, which may increase volatility.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 14.

DIVIDEND, INTEREST & PREMIUM STRATEGY FUND MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
July 31, 2022
About the Fund:
Dividend, Interest & Premium Strategy Fund’s (NYSE: NFJ) (the “Fund”) investment objective is to seek current income and gains, with a secondary objective of long-term capital appreciation. There is no guarantee that the Fund will achieve its investment objective.
Manager Comments – Voya Investment Management Co. LLC (Voya IM) and NFJ Investment Group, LLC (NFJ)
Voya IM manages the Fund’s convertible securities portfolio, while NFJ manages the Fund’s equity and options portfolios. The Voya IM team (which moved from Allianz Global Investors U.S. LLC to Voya on July 25, 2022) and NFJ team have been working together for more than 15 years. The NFJ investment team has been managing value equities for clients for over 30 years. They seek to invest in companies with low market expectations and the strongest prospects for returning capital to shareholders. The following commentary is provided by the portfolio teams at NFJ and covers the Fund’s portfolio for the period ended July 31, 2022. Refer to page 4 for Voya IM commentary.
How did the markets perform during the Fund’s fiscal six-month period ended July 31, 2022?
U.S. equities entered bear market territory during the six-month period as the market posted its worst first half of the year since 1970. The Federal Reserve (the Fed) enacted its biggest interest rate hikes in nearly 30 years with hopes of reining in blistering inflation, which was fueled in part by rising oil prices and supply chain constraints.
In the Russell 1000® Value Index, energy stocks rose 22%, followed by gains from more defensive sectors like utilities and health care, as well as relative strength from consumer staples. Conversely, more economically sensitive areas of the market, including communication services, financials, consumer discretionary, and technology, slumped double digits amid recession fears.
The six-month period was marked by upticks in volatility resulting from the heightened uncertainty. The CBOE Volatility Index (VIX), spiked multiple times over the six months before trending downward at the end of July.
What factors affected the Fund’s performance during the fiscal six-month period?
For the fiscal six months ended July 31, 2022, the Fund’s net asset value (NAV) returned -8.05%. The Fund’s equity portfolio returned -6.90%, and its fixed income portfolio returned -11.09%, each excluding the effect of fees and expenses. For the same period, the Fund’s composite benchmark, which consists of 75% Russell 1000® Value Index (representing equities) and 25% ICE BofA U.S. Convertibles Index (representing convertible securities), returned -6.07%. The underlying indexes returned -4.86% for equities, and -9.75% for convertible securities.
In the Fund’s equity portfolio, relative underperformance versus the Russell 1000® Value Index was due to negative sector allocation, which overwhelmed positive stock selection over the reporting period. An overweight in technology and underweight in energy detracted. Conversely, underweight positions in financials and communication services boosted six-month returns.
Stock selection was strong across the real estate, financials, and consumer discretionary sectors. These gains were only somewhat offset by negative selection across just three sectors—energy, industrials, and utilities—during the six-month period.
Convertible securities were negatively impacted by widening credit spreads, which indicated that investors were demanding a higher additional yield above the risk-free rate, and falling equity prices. Within the Fund’s convertible securities allocation, consumer discretionary, technology, and financials detracted the most from performance. Conversely, sectors that positively contributed to performance included energy, telecom, and utilities.
Additionally, many written options positions expired below the strike price, and the Fund was able to retain the set premiums.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
Risk Considerations
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the portfolio.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Options: Selling call options may limit the opportunity to profit from the increase in price of the underlying asset. Selling put options risks loss if the option is exercised while the price of the underlying asset is rising. Buying options risks loss of the premium paid for those options.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 14.

DIVIDEND, INTEREST & PREMIUM STRATEGY FUND MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
July 31, 2022
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid.
Closed-End Funds: Closed-end funds may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. They may also employ leverage, which may increase volatility.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 14.

EQUITY & CONVERTIBLE INCOME FUND MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
July 31, 2022
About the Fund:
Equity & Convertible Income Fund’s (NYSE: NIE) (the “Fund”) investment objective is to seek total return comprised of capital appreciation, current income and gains. There is no guarantee that the Fund will achieve its investment objective.
What factors affected the Fund’s performance during the fiscal six-month period?*
For the fiscal six months ended July 31, 2022, the Fund’s net asset value (NAV) returned -10.81%. For the same period, the Fund’s composite benchmark, which consists of 60% Russell 1000® Growth Index (representing equities) and 40% ICE BofA U.S. Convertibles Index (representing convertible securities), returned -10.93%. The underlying indexes returned -11.88% for equities, and -9.75% for convertible securities.
With respect to the Fund’s return, the Fund participated in the selloff across risk assets, with most holdings detracting from performance for the period.
Social media and internet services exposures were lower based on investor concerns about lower advertising revenues. Within the technology sector, hardware, software, and semiconductor holdings underperformed. Positions in banking, home improvement, and travel services were negatively impacted by macroeconomic headwinds.
There were several positive individual contributors within the Fund during the reporting period. Pharmaceutical and managed care companies held up best within health care. The stocks of companies that had exposure to energy exploration & production, clean energy storage, wireless services, wholesale retail, and waste management also benefited the Fund.
Additionally, many written options positions expired below the strike price, and the Fund was able to retain the set premiums.
*Please refer to page 4 for the Manager’s Discussion of Market Performance.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
Risk Considerations
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the portfolio.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Options: Selling call options may limit the opportunity to profit from the increase in price of the underlying asset. Selling put options risks loss if the option is exercised while the price of the underlying asset is rising. Buying options risks loss of the premium paid for those options.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid.
Closed-End Funds: Closed-end funds may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. They may also employ leverage, which may increase volatility.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 14.

PORTFOLIO HOLDINGS SUMMARY WEIGHTINGS (Unaudited)
July 31, 2022
The following tables  present the portfolio holdings within certain industries as a percentage of total investments at July 31, 2022.
Artificial Intelligence & Technology Opportunities Fund
Common Stocks		44%
Semiconductors & Semiconductor Equipment	8%
Software	7
Healthcare Providers & Services	6
All other Common Stocks	23
Convertible Bonds and Notes		32
Software	10
Internet	6
Semiconductors	5
All other Convertible Bonds and Notes	11
Corporate Bonds and Notes		14
Internet	2
Lodging	2
Pharmaceuticals	2
All other Corporate Bonds and Notes	8
Short-Term Investment		5
Convertible Preferred Stocks		4
Securities Lending Collateral		1
Total		100%
Convertible & Income 2024 Target Term Fund
Convertible Bonds and Notes		41%
Software	13%
Biotechnology	7
Media	6
All other Convertible Bonds and Notes	15
Corporate Bonds and Notes		32
Media	5
Healthcare-Services	3
Telecommunications	3
All other Corporate Bonds and Notes	21
Leveraged Loans		23
Short-Term Investment		4
Securities Lending Collateral		0
Total		100%

Convertible & Income Fund
Convertible Bonds and Notes		47%
Internet	9%
Software	8
Commercial Services	4
All other Convertible Bonds and Notes	26
Corporate Bonds and Notes		32
Oil, Gas & Consumable Fuels	3
Media	3
Entertainment	2
All other Corporate Bonds and Notes	24
Convertible Preferred Stocks		15
Short-Term Investment		5
Common Stocks		1
Banks	1
Total		100%
Convertible & Income Fund II
Convertible Bonds and Notes		45%
Internet	8%
Software	7
Commercial Services	4
All other Convertible Bonds and Notes	26
Corporate Bonds and Notes		31
Oil, Gas & Consumable Fuels	3
Media	3
Entertainment	2
All other Corporate Bonds and Notes	23
Convertible Preferred Stocks		14
Short-Term Investment		9
Preferred Stocks		1
Total		100%

PORTFOLIO HOLDINGS SUMMARY WEIGHTINGS (Unaudited) (Continued)
July 31, 2022
Diversified Income & Convertible Fund
Convertible Bonds and Notes		51%
Software	8%
Internet	8
Commercial Services	4
All other Convertible Bonds and Notes	31
Common Stocks		23
Software	3
Technology Hardware, Storage & Peripherals	2
Interactive Media & Services	2
All other Common Stocks	16
Corporate Bonds and Notes		13
Oil, Gas & Consumable Fuels	2
Media	2
Entertainment	1
All other Corporate Bonds and Notes	8
Convertible Preferred Stocks		7
Short-Term Investment		6
Total		100%
Dividend, Interest & Premium Strategy Fund
Common Stocks		78%
Software	9%
Semiconductors & Semiconductor Equipment	7
Equity Real Estate Investment	5
All other Common Stocks	57
Convertible Bonds and Notes		16
Software	4
Internet	3
Commercial Services	1
All other Convertible Bonds and Notes	8
Convertible Preferred Stocks		4
Short-Term Investment		2
Total		100%

Equity & Convertible Income Fund
Common Stocks		62%
Software	8%
Technology Hardware, Storage & Peripherals	4
Interactive Media & Services	4
All other Common Stocks	46
Convertible Bonds and Notes		27
Software	6
Internet	5
Commercial Services	1
All other Convertible Bonds and Notes	15
Convertible Preferred Stocks		6
Short-Term Investment		5
Total		100%

KEY INVESTMENT TERMS (Unaudited)
July 31, 2022
American Depositary Receipt (“ADR”)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.
Chicago Board Options Exchange Volatility Index® (“CBOE VIX®”)
The CBOE VIX® shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500® Index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The CBOE VIX® is a widely used measure of market risk and is often referred to as the “investor fear gauge.” The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Credit Suisse Leveraged Loan Index
The Credit Suisse Leveraged Loan Index is a market-weighted index that tracks the investable universe of the U.S. dollar denominated leveraged loans. The index is calculated on a total return basis, is unmanaged and is not available for direct investment. The unmanaged index returns do not reflect any fees, expenses, or sales charges.
Enterprise value (“EV”)
EV is a measure of a company’s total value, often used as a comprehensive alternative to equity market capitalization that includes debt.
Exchange-Traded Funds (“ETFs”)
An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.
Federal Reserve (the “Fed”)
The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.
ICE BofA U.S. Convertibles Index
The ICE BofA U.S. Convertibles Index is a widely used, unmanaged index that measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance. Its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
ICE BofA U.S. High Yield Index
The ICE BofA U.S. High Yield Index is market capitalization weighted and is designed to measure the performance of U.S. dollar denominated below investment grade (commonly referred to as “junk”) corporate debt publicly issued in the U.S. domestic market. Its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
ICE BofA U.S. High Yield BB-B Constrained Index
The ICE Bofa U.S. High Yield BB-B Constrained Index measures performance of BB/B U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, and is restricted to a maximum of 2% per issuer. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Intercontinental Exchange (“ICE”)
An American Fortune 500 company formed in 2000 that operates global exchanges and clearing houses, and provides mortgage technology, data and listing services. The company owns exchanges for financial and commodity markets, and operates 12 regulated exchanges and marketplaces. This includes ICE futures exchanges in the United States, Canada and Europe, the Liffe futures exchanges in Europe, the New York Stock Exchange, equity options exchanges and over-the-counter energy, credit and equity markets.
Leveraged Loan
Leveraged loans (also known as bank, senior or floating-rate loans) consists of below investment-grade credit quality loans that are arranged by banks and other financial institutions to help companies finance acquisitions, recapitalizations, or other highly leveraged transactions. Such loans may be especially vulnerable to adverse changes in economic or market conditions, although they are senior in the capital structure which typically provides investors/lenders a degree of potential credit risk protection.
London Interbank Offered Rate (“LIBOR”)
A benchmark rate that some of the world’s leading banks charge each other for short-term loans and that serves as the first step to calculating interest rates on various loans throughout the world.
Master Limited Partnerships (“MLPs”)
An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership.
MSCI AC World Index (net)
The MSCI AC World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

KEY INVESTMENT TERMS (Unaudited) (Continued) July 31, 2022
Quantitative Tightening (“QT”)
Quantitative tightening (QT) refers to monetary policies that contract, or reduce, the Federal Reserve System (Fed) balance sheet. This process is also known as balance sheet normalization.
Real Estate Investment Trust (“REIT”)
A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.
Risk Assets
A risk asset is any asset that carries a degree of risk. Risk asset generally refers to assets that have a significant degree of price volatility, such as equities, commodities, high-yield bonds, real estate, and currencies.
Russell 1000® Growth Index
The Russell 1000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Russell 1000® Value Index
The Russell 1000® Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Secured Overnight Financing Rate (“SOFR”)
A broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities.
Yield Curve
A yield curve is a line on a graph plotting the interest rates, at a set point in time, of bonds having equal credit quality but different maturity dates.

ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Unaudited)
July 31, 2022
($ reported in thousands)
	Par Value	Value
Corporate Bonds and Notes—17.3%
Commercial Services—0.9%
ADT Security Corp. (The) 144A 4.125%, 8/1/29(1)(2)	$ 7,000	$ 6,300
Computers—0.7%
NCR Corp. 144A 5.125%, 4/15/29(1)(2)	4,815	4,623
Cosmetics & Personal Care—1.0%
Coty, Inc. 144A 6.500%, 4/15/26(1)(2)(3)	7,000	6,856
Electronic Equipment, Instruments & Components—1.0%
WESCO Distribution, Inc. 144A 7.250%, 6/15/28(1)(2)	7,000	7,252
Entertainment—0.8%
Caesars Entertainment, Inc. 144A 4.625%, 10/15/29(1)(2)	7,000	5,935
Equity Real Estate Investment Trusts (REITs)—0.9%
Iron Mountain, Inc. 144A 5.250%, 7/15/30(1)(2)	7,000	6,549
Healthcare-Services—1.0%
Tenet Healthcare Corp. 144A 6.125%, 10/1/28(1)(2)	7,000	6,825
Internet—3.1%
Go Daddy Operating Co., LLC 144A 5.250%, 12/1/27(1)(2)	7,000	6,827
Match Group Holdings II LLC 144A 5.000%, 12/15/27(1)(2)	7,000	6,795
Uber Technologies, Inc. 144A 6.250%, 1/15/28(1)(2)(3)	8,000	7,868
		21,490

Lodging—2.9%
Boyd Gaming Corp. 144A 4.750%, 6/15/31(1)(2)	7,000	6,442
Hilton Grand Vacations Borrower Escrow LLC 144A 5.000%, 6/1/29(1)(2)	7,000	6,194
MGM Resorts International
5.500%, 4/15/27(2)	4,000	3,880
4.750%, 10/15/28(2)	4,000	3,625
		20,141

Media—0.9%
Sirius XM Radio, Inc. 144A 4.000%, 7/15/28(1)(2)	7,000	6,503
Pharmaceuticals—2.0%
Horizon Therapeutics USA, Inc. 144A 5.500%, 8/1/27(1)(2)	7,000	6,943
Jazz Securities DAC 144A 4.375%, 1/15/29(1)(2)	7,000	6,740
		13,683

	Par Value	Value

Semiconductors—0.5%
Entegris Escrow Corp. 144A 5.950%, 6/15/30(1)(2)	$ 3,500	$ 3,474
Software—0.9%
Clarivate Science Holdings Corp. 144A 4.875%, 7/1/29(1)	7,000	6,195
Telecommunications—0.7%
GoTo Group, Inc. 144A 5.500%, 9/1/27(1)(2)	7,000	5,108
Total Corporate Bonds and Notes (Identified Cost $128,568)		120,934

	Shares
Convertible Preferred Stocks—4.3%
Life Sciences Tools & Services—1.0%
Danaher Corp. Series B, 5.000%(3)	4,695	7,145
Semiconductors & Semiconductor Equipment—1.7%
Broadcom, Inc. Series A, 8.000%	6,890	11,560
Telecommunications—1.6%
T-Mobile US 2020 Cash Mandatory Exchangeable Trust 144A, 5.250%(1)	9,220	11,054
Total Convertible Preferred Stocks (Identified Cost $25,075)		29,759

Common Stocks—53.7%
Air Freight & Logistics—1.0%
GXO Logistics, Inc.(2)(4)	39,090	1,876
United Parcel Service, Inc. Class B(2)	25,400	4,950
		6,826

Auto Components—0.6%
Aptiv plc(2)(4)	42,035	4,409
Banks—0.7%
Bank of America Corp.	117,965	3,988
JPMorgan Chase & Co.	8,345	963
		4,951

Capital Markets—0.9%
Charles Schwab Corp. (The)(2)	59,465	4,106
Morgan Stanley	24,325	2,051
		6,157

Communications Equipment—1.8%
Arista Networks, Inc.(2)(4)	43,465	5,069
Motorola Solutions, Inc.	31,070	7,413
		12,482

Consumer Finance—1.1%
American Express Co.(2)	49,765	7,665
See Notes to Financial Statements

ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2022
($ reported in thousands)
	Shares	Value

Electrical Equipment—0.3%
Rockwell Automation, Inc.(2)(3)	7,445	$ 1,901
Electronic Equipment, Instruments & Components—1.4%
Flex Ltd.(4)	569,045	9,560
Energy Equipment & Services—2.0%
Baker Hughes Co.(2)	160,820	4,131
Schlumberger N.V.(2)	260,695	9,654
		13,785

Equity Real Estate Investment—0.2%
Equinix, Inc.(2)	2,270	1,597
Healthcare Equipment & Supplies—0.1%
Intuitive Surgical, Inc.(2)(4)	3,600	829
Healthcare Providers & Services—7.3%
Cigna Corp.(2)(3)	22,945	6,318
Elevance Health, Inc.(2)	31,345	14,955
McKesson Corp.	19,820	6,770
UnitedHealth Group, Inc.(2)	42,465	23,030
		51,073

Hotels, Restaurants & Leisure—4.2%
Hilton Worldwide Holdings, Inc.(2)	75,340	9,649
Marriott International, Inc. Class A(2)	54,700	8,687
McDonald’s Corp.(2)	42,405	11,168
		29,504

Industrial Conglomerates—0.2%
Honeywell International, Inc.(2)	7,865	1,514
Insurance—2.9%
Chubb Ltd.(2)	57,070	10,765
Progressive Corp. (The)(2)	83,085	9,560
		20,325

Interactive Media & Services—1.2%
Alphabet, Inc. Class A(4)	54,300	6,316
ZoomInfo Technologies, Inc. Class A(3)(4)	63,833	2,419
		8,735

Internet & Direct Marketing Retail—0.5%
Amazon.com, Inc.(2)(4)	25,800	3,482
IT Services—1.3%
Mastercard, Inc. Class A	25,305	8,953
Life Sciences Tools & Services—2.3%
Avantor, Inc.(2)(3)(4)	205,166	5,954
IQVIA Holdings, Inc.(2)(4)	43,042	10,342
		16,296

Machinery—2.3%
Deere & Co.	45,996	15,785
	Shares	Value

Metals & Mining—0.7%
Freeport-McMoRan, Inc.	155,977	$ 4,921
Pharmaceuticals—3.3%
AstraZeneca plc Sponsored ADR	117,125	7,757
Bristol-Myers Squibb Co.	107,620	7,940
Merck & Co., Inc.	54,015	4,826
Roche Holding AG Sponsored ADR	62,995	2,612
		23,135

Semiconductors & Semiconductor Equipment—9.3%
Analog Devices, Inc.(2)	50,080	8,612
Applied Materials, Inc.(2)	80,425	8,523
GlobalFoundries, Inc.(3)(4)	129,118	6,647
Lam Research Corp.	16,740	8,379
Marvell Technology, Inc.	228,955	12,748
Micron Technology, Inc.	12,885	797
NXP Semiconductors N.V.(2)	71,015	13,058
Synaptics, Inc.(3)(4)	19,495	2,826
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	43,350	3,836
		65,426

Software—8.1%
Cadence Design Systems, Inc.(2)(4)	56,485	10,511
Crowdstrike Holdings, Inc. Class A(2)(3)(4)	38,210	7,015
Intuit, Inc.	22,785	10,394
Microsoft Corp.(2)	41,940	11,774
Oracle Corp.	110,240	8,581
Salesforce, Inc.(2)(4)	24,015	4,419
ServiceNow, Inc.(2)(4)	9,105	4,067
		56,761

Total Common Stocks (Identified Cost $342,081)		376,072

	Par Value
Convertible Bonds and Notes—38.1%
Auto Manufacturers—1.1%
Ford Motor Co. 0.000%, 3/15/26	$ 7,520	8,009
Commercial Services—1.8%
Block, Inc. 0.125%, 3/1/25(2)	5,000	5,106
Shift4 Payments, Inc.
0.000%, 12/15/25	6,090	5,234
144A 0.500%, 8/1/27(1)(3)	3,075	2,206
		12,546

Computers—2.8%
Lumentum Holdings, Inc. 0.500%, 12/15/26(2)	9,000	9,935
Pure Storage, Inc. 0.125%, 4/15/23(2)	6,470	7,651

See Notes to Financial Statements

ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2022
($ reported in thousands)
	Par Value	Value

Computers—continued
Zscaler, Inc. 0.125%, 7/1/25	$ 1,825	$ 2,260
		19,846

Electronics—0.7%
II-VI, Inc. 0.250%, 9/1/22(2)	4,500	5,058
Energy-Alternate Sources—1.9%
Enphase Energy, Inc.
0.000%, 3/1/26	5,500	6,589
0.000%, 3/1/28	5,500	6,787
		13,376

Entertainment—1.0%
Live Nation Entertainment, Inc. 2.000%, 2/15/25(2)	5,920	6,639
Healthcare-Products—1.1%
Insulet Corp. 0.375%, 9/1/26(2)	5,850	7,336
Internet—7.9%
Airbnb, Inc. 0.000%, 3/15/26	8,500	7,395
Etsy, Inc. 0.125%, 9/1/27	5,725	5,147
Expedia Group, Inc. 0.000%, 2/15/26	9,355	8,495
Match Group Financeco 3, Inc. 144A 2.000%, 1/15/30(1)(2)	4,220	4,747
Okta, Inc. 0.375%, 6/15/26	9,250	7,881
Palo Alto Networks, Inc. 0.750%, 7/1/23(2)	4,600	8,692
Shopify, Inc. 0.125%, 11/1/25(2)	11,000	9,442
Snap, Inc. 144A 0.125%, 3/1/28(1)	5,000	3,362
		55,161

Leisure Time—1.5%
NCL Corp., Ltd. 144A 1.125%, 2/15/27(1)	3,000	2,042
Royal Caribbean Cruises Ltd. 2.875%, 11/15/23	9,000	8,339
		10,381

Pharmaceuticals—1.3%
Dexcom, Inc. 0.250%, 11/15/25(3)	9,740	9,210
Semiconductors—5.5%
MACOM Technology Solutions Holdings, Inc. 0.250%, 3/15/26	9,385	9,180
Microchip Technology, Inc. 0.125%, 11/15/24(3)	10,457	10,828
	Par Value	Value

Semiconductors—continued
ON Semiconductor Corp. 0.000%, 5/1/27	$ 8,135	$ 11,361
Wolfspeed, Inc. 144A 0.250%, 2/15/28(1)	7,500	7,120
		38,489

Software—11.5%
Akamai Technologies, Inc. 0.125%, 5/1/25(2)	6,000	6,885
Bentley Systems, Inc. 0.125%, 1/15/26	7,500	6,915
Bill.com Holdings, Inc. 144A 0.000%, 4/1/27(1)	11,500	9,349
Cloudflare, Inc. 144A 0.000%, 8/15/26(1)	10,860	8,878
Coupa Software, Inc. 0.375%, 6/15/26	5,300	4,232
Datadog, Inc. 0.125%, 6/15/25	2,415	3,181
DigitalOcean Holdings, Inc. 144A 0.000%, 12/1/26(1)(3)	8,670	6,499
Five9, Inc. 0.500%, 6/1/25	6,750	7,131
MongoDB, Inc. 0.250%, 1/15/26(2)	2,270	3,660
Nutanix, Inc. 144A 0.250%, 10/1/27(1)	10,370	7,243
Splunk, Inc.
1.125%, 9/15/25(2)	2,000	2,005
1.125%, 6/15/27	7,480	6,414
Unity Software, Inc. 144A 0.000%, 11/15/26(1)	8,350	6,224
Workday, Inc. 0.250%, 10/1/22(2)	1,800	1,948
		80,564

Total Convertible Bonds and Notes (Identified Cost $293,870)		266,615

Total Long-Term Investments—113.4% (Identified Cost $789,594)		793,380

	Shares
Short-Term Investment—6.0%
Money Market Mutual Fund—6.0%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.728%)(5)	41,817,895	41,818
Total Short-Term Investment (Identified Cost $41,818)		41,818

See Notes to Financial Statements

ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2022
($ reported in thousands)
	Shares	Value

Securities Lending Collateral—1.4%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 1.833%)(5)(6)	9,751,319	$ 9,751
Total Securities Lending Collateral (Identified Cost $9,751)		9,751

TOTAL INVESTMENTS—120.8% (Identified Cost $841,163)		$ 844,949
Other assets and liabilities, net—(20.8)%		(145,248)
NET ASSETS—100.0%		$ 699,701

Abbreviations:
ADR	American Depositary Receipt
LLC	Limited Liability Company

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2022, these securities amounted to a value of $182,153 or 26.0% of net assets.
(2)	All or a portion of securities is segregated as collateral for the Liquidity Facility. The value of securities segregated as collateral is $163,333.
(3)	All or a portion of security is on loan pursuant to the Liquidity Facility and/or securities lending.
(4)	Non-income producing.
(5)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(6)	Represents security purchased with cash collateral received for securities on loan.
Country Weightings†
United States	89%
Switzerland	2
Netherlands	2
United Kingdom	1
Curaçao	1
Singapore	1
Canada	1
Other	3
Total	100%
† % of total investments as of July 31, 2022.

The following table summarizes the value of the Fund’s investments as of July 31, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at July 31, 2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Securities:
Corporate Bonds and Notes	$120,934	$ —	$120,934
Convertible Bonds and Notes	266,615	—	266,615
Equity Securities:
Common Stocks	376,072	376,072	—
Convertible Preferred Stocks	29,759	18,705	11,054
Securities Lending Collateral	9,751	9,751	—
Money Market Mutual Fund	41,818	41,818	—
Total Investments	$844,949	$446,346	$398,603
There were no securities  valued using  significant unobservable inputs (Level 3) at July 31, 2022.
There were no transfers  into or  out of Level 3 related to securities held at July 31, 2022.
For information regarding the abbreviations, see the Key Investment Terms starting on page 18.
See Notes to Financial Statements

CONVERTIBLE & INCOME 2024 TARGET TERM FUND
SCHEDULE OF INVESTMENTS (Unaudited)
July 31, 2022
($ reported in thousands)
	Par Value	Value
Corporate Bonds and Notes—45.2%
Aerospace & Defense—2.1%
Triumph Group, Inc.
144A 8.875%, 6/1/24(1)(2)	$ 1,722	$ 1,781
144A 6.250%, 9/15/24(1)	1,850	1,772
		3,553

Airlines—2.3%
Delta Air Lines, Inc. 2.900%, 10/28/24(2)(3)	4,000	3,805
Auto Manufacturers—0.3%
Ford Motor Credit Co. LLC 4.063%, 11/1/24(2)	500	492
Building Materials—2.0%
Koppers, Inc. 144A 6.000%, 2/15/25(1)(2)(3)	3,500	3,334
Commercial Services—1.8%
ADT Security Corp. (The) 4.125%, 6/15/23(2)	3,000	2,978
Containers & Packaging—1.8%
Owens-Brockway Glass Container, Inc. 144A 5.875%, 8/15/23(1)(2)(3)	3,000	3,000
Diversified Financial Services—3.5%
Navient Corp. 7.250%, 9/25/23(2)	2,800	2,838
OneMain Finance Corp. 8.250%, 10/1/23(2)	3,000	3,045
		5,883

Entertainment—3.5%
Live Nation Entertainment, Inc. 144A 4.875%, 11/1/24(1)(2)	2,000	1,993
Six Flags Entertainment Corp. 144A 4.875%, 7/31/24(1)(2)(3)	4,000	3,945
		5,938

Equity Real Estate Investment Trusts (REITs)—2.2%
Service Properties Trust 4.350%, 10/1/24(2)	4,170	3,731
Food & Beverage—2.4%
Albertsons Cos., Inc. 144A 3.500%, 2/15/23(1)(2)	4,000	3,999
Healthcare-Services—4.0%
HCA, Inc. 5.375%, 2/1/25(2)	3,000	3,060
Tenet Healthcare Corp. 4.625%, 7/15/24(2)	3,716	3,713
		6,773

Internet—2.5%
Netflix, Inc. 5.875%, 2/15/25(2)(3)	4,000	4,140
	Par Value	Value

Leisure Time—1.8%
Royal Caribbean Cruises Ltd. 144A 10.875%, 6/1/23(1)(2)	$ 3,000	$ 3,067
Lodging—2.0%
Wynn Las Vegas LLC 144A 5.500%, 3/1/25(1)(2)(3)	3,500	3,448
Media—6.8%
CCO Holdings LLC 144A 4.000%, 3/1/23(1)(2)	4,000	3,988
CSC Holdings LLC 5.250%, 6/1/24(2)	4,000	3,960
DISH DBS Corp. 5.875%, 11/15/24(2)	3,785	3,482
		11,430

Oil, Gas & Consumable Fuels—2.5%
Occidental Petroleum Corp. 6.950%, 7/1/24(2)	4,000	4,198
Telecommunications—3.7%
Lumen Technologies, Inc. 7.500%, 4/1/24(2)	3,000	3,077
Sprint Corp. 7.125%, 6/15/24(2)	3,000	3,143
		6,220

Total Corporate Bonds and Notes (Identified Cost $80,591)		75,989

Leveraged Loans—33.3%
Advertising—0.5%
Advantage Sales & Marketing, Inc. Tranche B-1 (2 month LIBOR + 4.500%) 6.166%, 10/28/27 (4)	985	926
Airlines—0.3%
Delta Air Lines, Inc. (3 month LIBOR + 3.750%) 6.460%, 10/20/27 (4)	500	505
Auto Components—1.1%
Adient U.S. LLC Tranche B-1 (1 month LIBOR + 3.250%) 5.622%, 4/10/28 (4)	990	957
Tenneco, Inc. Tranche B (1 month LIBOR + 3.000%) 5.372%, 10/1/25 (4)	985	967
		1,924

Chemicals—0.6%
Ecovyst Catalyst Technologies LLC (3 month LIBOR + 2.500%) 5.306%, 6/9/28 (4)	988	956
Commercial Services—3.1%
Allied Universal Holdco LLC (1 month LIBOR + 3.750%) 6.122%, 5/12/28 (4)	992	926
Hertz Corp. (The)
Tranche B (1 month LIBOR + 3.250%) 5.630%, 6/30/28 (4)	1,255	1,203
See Notes to Financial Statements

CONVERTIBLE & INCOME 2024 TARGET TERM FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2022
($ reported in thousands)
	Par Value	Value

Commercial Services—continued
Tranche C (1 month LIBOR + 3.250%) 5.630%, 6/30/28 (4)	$ 239	$ 229
R1 RCM, Inc. Tranche B (1 month SOFR + 3.000%) 5.327%, 6/21/29 (4)	1,170	1,152
Travelport Finance (Luxembourg) S.a.r.l. First Lien (3 month LIBOR + 5.000%) 5.220%, 5/29/26 (4)	975	735
WEX, Inc. Tranche B (1 month LIBOR + 2.250%) 4.622%, 3/31/28 (4)	988	966
		5,211

Computers—2.7%
Conduent Business Services LLC Tranche B (1 month LIBOR + 4.250%) 6.622%, 10/16/28 (4)	995	956
KBR, Inc. Tranche B (1 month LIBOR + 2.750%) 5.122%, 2/5/27 (4)	1,003	994
McAfee Corp. Tranche B-1 (1 month Term SOFR + 4.100%) 5.699%, 3/1/29 (4)	1,200	1,144
NCR Corp. (3 month LIBOR + 2.500%) 5.310%, 8/28/26 (4)	1,463	1,425
		4,519

Containers & Packaging—0.8%
Pactiv Evergreen Group Holdings, Inc. Tranche B-3 (1 month LIBOR + 3.500%) 4.000%, 9/25/28 (4)	1,491	1,441
Cosmetics & Personal Care—0.6%
Coty, Inc. Tranche B (1 month LIBOR + 2.250%) 3.409%, 4/7/25 (4)	1,000	963
Diversified Financial Services—0.4%
Blucora, Inc. (3 month LIBOR + 4.000%) 6.250%, 5/22/24 (4)	740	727
Entertainment—2.1%
AMC Entertainment Holdings, Inc. Tranche B-1 (1 month LIBOR + 3.000%) 4.872%, 4/22/26 (4)	967	835
Lions Gate Capital Holdings LLC Tranche B (1 month LIBOR + 2.250%) 4.622%, 3/24/25 (4)	1,206	1,167
Stars Group Holdings B.V. 2021 (3 month LIBOR + 2.250%) 4.500%, 7/21/26 (4)	1,618	1,585
		3,587

Environmental Services—0.6%
GFL Environmental, Inc. 2020 (3 month LIBOR + 3.000%) 5.806%, 5/30/25 (4)	992	982
Food Service—0.9%
Aramark Services, Inc. Tranche B-5 (1 month LIBOR + 2.500%) 4.872%, 4/6/28 (4)	1,500	1,459
	Par Value	Value

Internet—1.3%
Go Daddy Operating Co. LLC Tranche B-2 (1 month LIBOR + 1.750%) 4.122%, 2/15/24 (4)	$ 1,196	$ 1,181
Match Group, Inc. Tranche B-1 (3 month LIBOR + 1.750%) 3.194%, 2/13/27 (4)	1,000	963
		2,144

Leisure Time—1.1%
Callaway Golf Co. (1 month LIBOR + 4.500%) 6.872%, 1/2/26 (4)	907	899
Carnival Corp. 2021, Tranche B (6 month LIBOR + 3.250%) 6.127%, 10/18/28 (4)	998	924
		1,823

Lodging—2.1%
Caesars Resort Collection LLC Tranche B (1 month LIBOR + 2.750%) 5.122%, 12/23/24 (4)	1,447	1,413
Hilton Grand Vacations Borrower LLC (1 month LIBOR + 3.000%) 5.372%, 8/2/28 (4)	1,241	1,214
Playa Resorts Holding B.V. (1 month LIBOR + 2.750%) 5.120%, 4/29/24 (4)	901	865
		3,492

Machinery-Diversified—0.9%
Gardner Denver, Inc. Tranche B-1 (1 month LIBOR + 1.850%) 4.177%, 3/1/27 (4)	1,589	1,556
Media—3.9%
Charter Communications Operating LLC Tranche B-2 (1 month LIBOR + 1.750%) 4.130%, 2/1/27 (4)	990	956
DIRECTV Financing LLC (1 month LIBOR + 5.000%) 7.372%, 8/2/27 (4)	932	879
Gray Television, Inc. Tranche B-2 (1 month LIBOR + 2.500%) 4.213%, 2/7/24 (4)	1,312	1,292
Nexstar Broadcasting, Inc. Tranche B-4 (1 month LIBOR + 2.500%) 4.872%, 9/18/26 (4)	853	843
Sinclair Television Group, Inc. Tranche B-3 (1 month LIBOR + 3.000%) 5.380%, 4/1/28 (4)	1,237	1,126
Virgin Media Bristol LLC Tranche N (1 month LIBOR + 2.500%) 4.499%, 1/31/28 (4)	1,500	1,460
		6,556

Metal Fabricate/Hardware—0.4%
Advanced Drainage Systems, Inc. (1 month Term SOFR + 2.350%) 3.949%, 7/31/26 (4)	615	615

See Notes to Financial Statements

CONVERTIBLE & INCOME 2024 TARGET TERM FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2022
($ reported in thousands)
	Par Value	Value

Miscellaneous Manufacturing—0.6%
Gates Global LLC Tranche B-3 (1 month LIBOR + 2.500%) 4.872%, 3/31/27 (4)	$ 997	$ 960
Oil, Gas & Consumable Fuels—0.0%
Lealand Finance Co. B.V. (1 month LIBOR + 4.000%) 6.666%, 6/30/25 (4)	172	81
Pharmaceuticals—1.4%
Horizon Therapeutics USA, Inc. Tranche B-2 (1 month LIBOR + 1.750%) 4.063%, 3/15/28 (4)	988	967
Organon & Co. (3 month LIBOR + 3.000%) 4.625%, 6/2/28 (4)	1,448	1,421
		2,388

Retail—3.3%
Academy Ltd. (1 month LIBOR + 3.750%) 5.463%, 11/5/27 (4)	995	958
Burlington Coat Factory Warehouse Corp. Tranche B-6 (1 month LIBOR + 2.000%) 4.380%, 6/24/28 (4)	1,351	1,296
CWGS Group LLC (1 month LIBOR + 2.500%) 4.529%, 6/3/28 (4)	985	871
Petco Health & Wellness Co., Inc. First Lien (3 month LIBOR + 3.250%) 5.500%, 3/3/28 (4)	1,165	1,126
Restoration Hardware, Inc. (1 month LIBOR + 2.500%) 4.872%, 10/20/28 (4)	1,489	1,342
		5,593

Semiconductors—0.3%
Cohu, Inc. Tranche B (3 month LIBOR + 3.000%) 6.371%, 10/1/25 (4)	437	432
Software—1.8%
BMC Software 2021 (1 month LIBOR + 3.750%) 6.122%, 10/2/25 (4)	870	836
Camelot U.S. Acquisition I Co. (1 month LIBOR + 3.000%) 5.372%, 10/30/26 (4)	1,191	1,160
Ceridian HCM Holding, Inc. (1 month LIBOR + 2.500%) 4.166%, 4/30/25 (4)	997	963
		2,959

Telecommunications—2.5%
CenturyLink, Inc. Tranche B (1 month LIBOR + 2.250%) 4.622%, 3/15/27 (4)	975	927
Ciena Corp. 2020 (1 month LIBOR + 1.750%) 3.876%, 9/26/25 (4)	987	980
Commscope, Inc. (1 month LIBOR + 3.250%) 5.622%, 4/6/26 (4)	1,463	1,375
	Par Value	Value

Telecommunications—continued
Frontier Communications Corp. Tranche B (3 month LIBOR + 3.750%) 6.063%, 5/1/28 (4)	$ 990	$ 942
		4,224

Total Leveraged Loans (Identified Cost $58,312)		56,023

	Shares
Common Stocks—0.3%
Banks—0.3%
CCF Holdings LLC(5)(6)	1,369,231	411
CCF Holdings LLC Class M(5)(6)	293,320	88
		499

Construction & Engineering—0.0%
McDermott International Ltd.(6)	71,796	32
Total Common Stocks (Identified Cost $3,273)		531

Warrant—0.0%
Banks—0.0%
CCF Holdings LLC(5)(6)	485,227	53
Total Warrant (Identified Cost $—)		53

	Par Value
Convertible Bonds and Notes—57.8%
Auto Manufacturers—5.9%
NIO, Inc. 0.000%, 2/1/26	$ 11,800	10,010
Biotechnology—10.2%
Insmed, Inc. 1.750%, 1/15/25(2)	5,500	5,250
Ionis Pharmaceuticals, Inc. 0.125%, 12/15/24(2)	8,000	7,044
Ligand Pharmaceuticals, Inc. 0.750%, 5/15/23(2)	5,000	4,806
		17,100

Equity Real Estate Investment Trusts (REITs)—5.6%
Blackstone Mortgage Trust, Inc. 4.750%, 3/15/23(2)	5,000	4,968
Redwood Trust, Inc. 5.625%, 7/15/24	5,000	4,450
		9,418

Healthcare-Products—3.0%
NanoString Technologies, Inc. 2.625%, 3/1/25(2)	1,500	1,205

See Notes to Financial Statements

CONVERTIBLE & INCOME 2024 TARGET TERM FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2022
($ reported in thousands)
	Par Value	Value

Healthcare-Products—continued
NuVasive, Inc. 1.000%, 6/1/23	$ 4,000	$ 3,895
		5,100

Internet—3.7%
Pinduoduo, Inc. 0.000%, 12/1/25	7,000	6,234
Media—8.2%
DISH Network Corp. 2.375%, 3/15/24(2)	7,500	6,675
Liberty Broadband Corp. 144A 2.750%, 9/30/50(1)(2)	7,500	7,160
		13,835

Oil, Gas & Consumable Fuels—0.8%
Oil States International, Inc. 1.500%, 2/15/23	1,500	1,437
Pharmaceuticals—2.3%
Jazz Investments I Ltd. 1.500%, 8/15/24(2)	3,855	3,809
Software—18.1%
Alteryx, Inc. 0.500%, 8/1/24(2)	7,000	6,151
Benefitfocus, Inc. 1.250%, 12/15/23	3,000	2,756
DocuSign, Inc. 0.000%, 1/15/24	4,000	3,726
Everbridge, Inc. 0.125%, 12/15/24(2)	4,000	3,476
i3 Verticals LLC 1.000%, 2/15/25	9,000	8,743
LivePerson, Inc. 0.750%, 3/1/24(2)	1,000	912
PROS Holdings, Inc. 1.000%, 5/15/24(3)	4,000	3,667
RingCentral, Inc. 0.000%, 3/1/25(2)	1,160	956
		30,387

Total Convertible Bonds and Notes (Identified Cost $101,791)		97,330

Total Long-Term Investments—136.6% (Identified Cost $243,967)		229,926

	Shares
Short-Term Investment—5.7%
Money Market Mutual Fund—5.7%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.728%)(7)	9,657,482	9,657
Total Short-Term Investment (Identified Cost $9,657)		9,657

	Shares	Value

Securities Lending Collateral—0.1%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 1.833%)(7)(8)	93,902	$ 94
Total Securities Lending Collateral (Identified Cost $94)		94

TOTAL INVESTMENTS—142.4% (Identified Cost $253,718)		$239,677
Other assets and liabilities, net—(42.4)%		(71,376)
NET ASSETS—100.0%		$168,301

Abbreviations:
EV	Enterprise Value
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2022, these securities amounted to a value of $37,487 or 22.3% of net assets.
(2)	All or a portion of securities is segregated as collateral for the Liquidity Facility. The value of securities segregated as collateral is $98,686.
(3)	All or a portion of security is on loan pursuant to the Liquidity Facility and/or securities lending.
(4)	Variable rate security. Rate disclosed is as of July 31, 2022. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(5)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(6)	Non-income producing.
(7)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(8)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings†
United States	88%
Cayman Islands	7
Bermuda	2
Liberia	1
Netherlands	1
Luxembourg	1
Total	100%
† % of total investments as of July 31, 2022.

For information regarding the abbreviations, see the Key Investment Terms starting on page 18.
See Notes to Financial Statements

CONVERTIBLE & INCOME 2024 TARGET TERM FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2022
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of July 31, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at July 31, 2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Corporate Bonds and Notes	$ 75,989	$ —	$ 75,989	$ —
Leveraged Loans	56,023	—	56,023	—
Convertible Bonds and Notes	97,330	—	97,330	—
Equity Securities:
Common Stocks	531	32	—	499
Warrant	53	—	—	53
Securities Lending Collateral	94	94	—	—
Money Market Mutual Fund	9,657	9,657	—	—
Total Investments	$239,677	$9,783	$229,342	$552
There were no transfers into or out of Level 3 related to securities held at July 31, 2022.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
See Notes to Financial Statements

CONVERTIBLE & INCOME 2024 TARGET TERM FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2022
($ reported in thousands)
The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at July 31, 2022:
Investments in Securities – Assets	Ending Balance at July 31, 2022	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stocks:
CCF Holdings LLC	$411	Market and Company Comparables	EV Multiples	1.05x (0.59x - 1.52x)
				0.61x (0.37x - 0.87x)
			Illiquidity Discount	20%

CCF Holdings LLC Class M	$ 88	Market and Company Comparables	EV Multiples	1.05x (0.59x - 1.52x)
				0.61x (0.37x - 0.87x)
			Illiquidity Discount	20%

Warrant:
CCF Holdings LLC	$ 53	Market and Company Comparables	EV Multiples	1.05x (0.59x - 1.52x)
				0.61x (0.37x - 0.87x)
			Illiquidity Discount	20%
		Black-Scholes Model	Volatility	50.96%

See Notes to Financial Statements

CONVERTIBLE & INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited)
July 31, 2022
($ reported in thousands)
	Par Value	Value
Corporate Bonds and Notes—58.5%
Aerospace & Defense—0.8%
TransDigm, Inc. 5.500%, 11/15/27	$ 2,595	$ 2,450
Triumph Group, Inc. 144A 8.875%, 6/1/24(1)	671	694
		3,144

Airlines—0.9%
American Airlines, Inc. 144A 11.750%, 7/15/25(1)	1,955	2,170
Delta Air Lines, Inc. 7.375%, 1/15/26	1,395	1,465
		3,635

Auto Components—2.4%
American Axle & Manufacturing, Inc. 6.500%, 4/1/27	2,010	1,929
Clarios Global LP 144A 8.500%, 5/15/27(1)	3,010	3,038
Goodyear Tire & Rubber Co. (The)
9.500%, 5/31/25	1,270	1,338
5.250%, 4/30/31	1,465	1,315
5.250%, 7/15/31	1,395	1,213
Tenneco, Inc. 144A 7.875%, 1/15/29(1)	655	650
		9,483

Auto Manufacturers—1.4%
Ford Motor Co.
9.000%, 4/22/25	2,545	2,819
9.625%, 4/22/30	2,205	2,635
		5,454

Building Materials—1.1%
Builders FirstSource, Inc. 144A 6.375%, 6/15/32(1)	1,255	1,250
Griffon Corp. 5.750%, 3/1/28	1,250	1,196
Koppers, Inc. 144A 6.000%, 2/15/25(1)	2,095	1,996
		4,442

Chemicals—0.8%
Chemours Co. (The) 144A 5.750%, 11/15/28(1)	1,985	1,892
Tronox, Inc. 144A 4.625%, 3/15/29(1)	1,485	1,280
		3,172

Commercial Services—3.0%
ADT Security Corp. (The) 144A 4.125%, 8/1/29(1)	2,050	1,845
Avis Budget Car Rental LLC 144A 5.375%, 3/1/29(1)	2,060	1,879
Deluxe Corp. 144A 8.000%, 6/1/29(1)	1,430	1,248
	Par Value	Value

Commercial Services—continued
Herc Holdings, Inc. 144A 5.500%, 7/15/27(1)	$ 1,315	$ 1,315
Hertz Corp. (The) 144A 5.000%, 12/1/29(1)	2,150	1,838
NESCO Holdings II, Inc. 144A 5.500%, 4/15/29(1)	1,405	1,219
United Rentals North America, Inc. 5.250%, 1/15/30	2,395	2,421
		11,765

Computers—0.6%
Condor Merger Sub, Inc. 144A 7.375%, 2/15/30(1)	1,390	1,220
NCR Corp. 144A 5.125%, 4/15/29(1)	1,375	1,320
		2,540

Containers & Packaging—1.1%
Berry Global, Inc. 144A 5.625%, 7/15/27(1)	1,330	1,342
Owens-Brockway Glass Container, Inc. 144A 6.625%, 5/13/27(1)	3,020	2,905
		4,247

Cosmetics & Personal Care—0.8%
Coty, Inc. 144A 6.500%, 4/15/26(1)	1,665	1,631
Edgewell Personal Care Co. 144A 5.500%, 6/1/28(1)	1,430	1,402
		3,033

Diversified Financial Services—1.9%
Nationstar Mortgage Holdings, Inc.
144A 5.500%, 8/15/28(1)	1,400	1,230
144A 5.750%, 11/15/31(1)	730	610
Navient Corp.
6.750%, 6/15/26	1,790	1,705
5.000%, 3/15/27	1,585	1,433
OneMain Finance Corp.
8.250%, 10/1/23	1,565	1,589
6.625%, 1/15/28	700	656
		7,223

Electronic Equipment, Instruments & Components—0.7%
WESCO Distribution, Inc. 144A 7.250%, 6/15/28(1)	2,560	2,652
Electronics—0.5%
II-VI, Inc. 144A 5.000%, 12/15/29(1)	2,025	1,929
Entertainment—3.9%
Caesars Entertainment, Inc. 144A 6.250%, 7/1/25(1)	4,540	4,529
CDI Escrow Issuer, Inc. 144A 5.750%, 4/1/30(1)	1,840	1,799
International Game Technology plc 144A 6.250%, 1/15/27(1)	2,890	2,940
See Notes to Financial Statements

CONVERTIBLE & INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2022
($ reported in thousands)
	Par Value	Value

Entertainment—continued
Lions Gate Capital Holdings LLC 144A 5.500%, 4/15/29(1)	$ 2,010	$ 1,636
Live Nation Entertainment, Inc. 144A 4.750%, 10/15/27(1)	2,045	1,948
SeaWorld Parks & Entertainment, Inc. 144A 5.250%, 8/15/29(1)	2,825	2,533
		15,385

Environmental Services—0.7%
GFL Environmental, Inc. 144A 4.750%, 6/15/29(1)	2,770	2,548
Equity Real Estate Investment Trusts (REITs)—1.7%
Iron Mountain, Inc. 144A 5.250%, 7/15/30(1)	2,820	2,638
Park Intermediate Holdings LLC
144A 5.875%, 10/1/28(1)	1,340	1,314
144A 4.875%, 5/15/29(1)	1,450	1,335
Service Properties Trust 7.500%, 9/15/25	1,275	1,236
		6,523

Food & Beverage—1.8%
Performance Food Group, Inc.
144A 5.500%, 10/15/27(1)	2,750	2,710
144A 4.250%, 8/1/29(1)	1,495	1,328
Post Holdings, Inc. 144A 5.500%, 12/15/29(1)	1,345	1,271
US Foods, Inc. 144A 4.750%, 2/15/29(1)	1,990	1,858
		7,167

Food Service—0.5%
Aramark Services, Inc. 144A 5.000%, 2/1/28(1)	1,995	1,949
Healthcare-Products—0.5%
Medline Borrower LP 144A 5.250%, 10/1/29(1)	2,090	1,889
Healthcare-Services—1.7%
Centene Corp. 4.625%, 12/15/29	1,910	1,884
Select Medical Corp. 144A 6.250%, 8/15/26(1)	1,380	1,382
Tenet Healthcare Corp.
144A 6.125%, 10/1/28(1)	2,800	2,730
144A 6.125%, 6/15/30(1)	625	631
		6,627

Home Builders—0.5%
Picasso Finance Sub, Inc. 144A 6.125%, 6/15/25(1)	1,869	1,893
Internet—1.1%
Uber Technologies, Inc.
144A 8.000%, 11/1/26(1)	1,125	1,145
144A 7.500%, 9/15/27(1)	1,900	1,924
	Par Value	Value

Internet—continued
144A 6.250%, 1/15/28(1)	$ 1,295	$ 1,274
		4,343

Investment Companies—0.5%
Compass Group Diversified Holdings LLC 144A 5.250%, 4/15/29(1)	2,225	1,964
Iron & Steel—0.5%
Cleveland-Cliffs, Inc. 5.875%, 6/1/27	1,875	1,866
Leisure Time—1.4%
Carnival Corp. 144A 10.500%, 2/1/26(1)	1,290	1,354
NCL Corp., Ltd. 144A 5.875%, 3/15/26(1)	2,630	2,145
Royal Caribbean Cruises Ltd. 144A 11.500%, 6/1/25(1)	1,736	1,860
		5,359

Lodging—1.2%
Hilton Domestic Operating Co., Inc.
4.875%, 1/15/30	645	627
144A 4.000%, 5/1/31(1)	1,085	974
Hilton Grand Vacations Borrower Escrow LLC 144A 5.000%, 6/1/29(1)	1,980	1,752
MGM Resorts International 4.750%, 10/15/28	1,480	1,341
		4,694

Machinery-Construction & Mining—0.5%
Terex Corp. 144A 5.000%, 5/15/29(1)	2,215	1,977
Media—5.9%
CCO Holdings LLC
4.500%, 5/1/32	2,310	1,997
144A 5.375%, 6/1/29(1)	1,990	1,896
CSC Holdings LLC 144A 7.500%, 4/1/28(1)	2,255	2,069
DirecTV Financing LLC 144A 5.875%, 8/15/27(1)	2,160	2,012
DISH DBS Corp.
7.375%, 7/1/28	2,375	1,693
144A 5.750%, 12/1/28(1)	1,150	933
Gray Escrow II, Inc. 144A 5.375%, 11/15/31(1)	1,395	1,231
Gray Television, Inc. 144A 7.000%, 5/15/27(1)	1,830	1,842
Nexstar Media, Inc. 144A 5.625%, 7/15/27(1)	2,120	2,126
Scripps Escrow II, Inc. 144A 5.375%, 1/15/31(1)	2,185	1,830
Sirius XM Radio, Inc. 144A 4.000%, 7/15/28(1)	2,240	2,081
TEGNA, Inc. 5.000%, 9/15/29	1,415	1,383

See Notes to Financial Statements

CONVERTIBLE & INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2022
($ reported in thousands)
	Par Value	Value

Media—continued
Virgin Media Secured Finance plc 144A 5.500%, 5/15/29(1)	$ 1,990	$ 1,891
		22,984

Mining—0.4%
Hudbay Minerals, Inc. 144A 6.125%, 4/1/29(1)	2,115	1,644
Oil, Gas & Consumable Fuels—6.2%
Antero Resources Corp. 144A 7.625%, 2/1/29(1)	1,700	1,791
Callon Petroleum Co. 144A 8.000%, 8/1/28(1)	1,710	1,731
CITGO Petroleum Corp. 144A 6.375%, 6/15/26(1)	1,355	1,301
CNX Resources Corp. 144A 7.250%, 3/14/27(1)	2,430	2,461
Comstock Resources, Inc.
144A 6.750%, 3/1/29(1)	1,480	1,465
144A 5.875%, 1/15/30(1)	700	658
Occidental Petroleum Corp.
5.550%, 3/15/26	2,510	2,579
6.625%, 9/1/30	2,510	2,785
PDC Energy, Inc. 5.750%, 5/15/26	2,150	2,102
SM Energy Co. 6.500%, 7/15/28	1,535	1,513
Southwestern Energy Co. 5.375%, 3/15/30	1,405	1,382
Sunoco LP 4.500%, 4/30/30	730	640
USA Compression Partners LP 6.875%, 9/1/27	2,285	2,089
Weatherford International Ltd. 144A 8.625%, 4/30/30(1)	1,935	1,750
		24,247

Paper & Forest Products—0.5%
Mercer International, Inc.
5.125%, 2/1/29	645	604
144A 5.125%, 2/1/29(1)	1,470	1,376
		1,980

Pharmaceuticals—2.1%
Bausch Health Americas, Inc. 144A 8.500%, 1/31/27(1)	2,585	1,633
Horizon Therapeutics USA, Inc. 144A 5.500%, 8/1/27(1)	2,235	2,217
Jazz Securities DAC 144A 4.375%, 1/15/29(1)	2,480	2,388
Organon & Co. 144A 5.125%, 4/30/31(1)	2,085	1,952
		8,190

Pipelines—2.4%
Antero Midstream Partners LP 144A 5.375%, 6/15/29(1)	1,405	1,373
Crestwood Midstream Partners LP 144A 6.000%, 2/1/29(1)	1,400	1,275
	Par Value	Value

Pipelines—continued
DCP Midstream Operating LP 5.125%, 5/15/29	$ 955	$ 935
EQM Midstream Partners LP
144A 6.500%, 7/1/27(1)	585	586
144A 7.500%, 6/1/30(1)	1,840	1,894
NGL Energy Operating LLC 144A 7.500%, 2/1/26(1)	2,150	1,964
NuStar Logistics LP 6.375%, 10/1/30	1,445	1,332
		9,359

Real Estate—0.4%
Kennedy-Wilson, Inc. 5.000%, 3/1/31	1,990	1,696
Retail—1.3%
Asbury Automotive Group, Inc. 144A 4.625%, 11/15/29(1)	725	640
Bath & Body Works, Inc. 144A 6.625%, 10/1/30(1)	1,945	1,856
Macy’s Retail Holdings LLC
144A 5.875%, 3/15/30(1)	680	583
144A 6.125%, 3/15/32(1)	680	572
New Red Finance, Inc. 144A 4.000%, 10/15/30(1)	1,475	1,283
		4,934

Semiconductors—1.4%
Amkor Technology, Inc. 144A 6.625%, 9/15/27(1)	3,635	3,617
Entegris Escrow Corp. 144A 5.950%, 6/15/30(1)	1,925	1,911
		5,528

Software—1.4%
Clarivate Science Holdings Corp. 144A 4.875%, 7/1/29(1)	1,910	1,690
Consensus Cloud Solutions, Inc. 144A 6.500%, 10/15/28(1)	1,480	1,317
SS&C Technologies, Inc. 144A 5.500%, 9/30/27(1)	2,310	2,275
		5,282

Telecommunications—3.4%
Frontier Communications Holdings LLC
144A 5.000%, 5/1/28(1)	1,295	1,217
144A 6.000%, 1/15/30(1)	1,425	1,197
144A 8.750%, 5/15/30(1)	1,235	1,311
GoTo Group, Inc. 144A 5.500%, 9/1/27(1)	1,590	1,160
Hughes Satellite Systems Corp. 6.625%, 8/1/26	2,610	2,542
Lumen Technologies, Inc. 144A 5.375%, 6/15/29(1)	1,575	1,315
Sprint Corp. 7.625%, 3/1/26	2,415	2,633

See Notes to Financial Statements

CONVERTIBLE & INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2022
($ reported in thousands)
	Par Value	Value

Telecommunications—continued
T-Mobile USA, Inc. 4.750%, 2/1/28	$ 1,790	$ 1,787
		13,162

Transportation—0.6%
Fortress Transportation & Infrastructure Investors LLC
144A 9.750%, 8/1/27(1)	1,500	1,515
144A 5.500%, 5/1/28(1)	750	674
		2,189

Total Corporate Bonds and Notes (Identified Cost $241,294)		228,098

Leveraged Loans—0.5%
Commercial Services—0.2%
R1 RCM, Inc. Tranche B (1 month SOFR + 3.000%) 5.327%, 6/21/29 (2)	750	739
Retail—0.3%
Petco Health & Wellness Co., Inc. First Lien (3 month LIBOR + 3.250%) 5.500%, 3/3/28 (2)	1,165	1,125
Total Leveraged Loans (Identified Cost $1,909)		1,864

	Shares
Convertible Preferred Stocks—26.7%
Auto Components—1.8%
Aptiv plc Series A, 5.500%	56,155	6,810
Banks—9.4%
Bank of America Corp. Series L, 7.250%	12,080	15,028
Wells Fargo & Co. Series L, 7.500%	16,980	21,548
		36,576

Commercial Services & Supplies—0.6%
GFL Environmental, Inc., 6.000%	39,370	2,490
Diversified Financial Services—0.4%
Chewy, Inc. 2020 Mandatory Exchangeable Trust 144A, 6.500%(1)	1,830	1,706
Electric Utilities—4.5%
NextEra Energy, Inc., 5.279%	78,590	4,122
NextEra Energy, Inc., 6.219%	254,310	13,448
		17,570

Healthcare Equipment & Supplies—2.0%
Boston Scientific Corp. Series A, 5.500%	71,510	7,782
Life Sciences Tools & Services—2.8%
Danaher Corp. Series B, 5.000%	7,175	10,919
	Shares	Value

Semiconductors & Semiconductor Equipment—3.3%
Broadcom, Inc. Series A, 8.000%	7,710	$ 12,936
Telecommunications—1.9%
T-Mobile US 2020 Cash Mandatory Exchangeable Trust 144A, 5.250%(1)	6,055	7,259
Total Convertible Preferred Stocks (Identified Cost $84,653)		104,048

Preferred Stocks—0.7%
Entertainment—0.7%
LiveStyle, Inc. Series B (3)(4)(5)(6)(7)	25,188	2,519
LiveStyle, Inc. Series B (3)(4)(5)(6)	6,750	—
		2,519

Total Preferred Stocks (Identified Cost $9,219)		2,519

Common Stocks—0.7%
Banks—0.7%
CCF Holdings LLC(5)(6)	7,808,320	2,342
CCF Holdings LLC Class M(5)(6)	879,959	264
		2,606

Consumer Finance—0.0%
Erickson, Inc.(5)(6)	8,295	177
Entertainment—0.0%
LiveStyle, Inc. (3)(4)(5)(6)(7)	90,407	— (8)
Total Common Stocks (Identified Cost $30,173)		2,783

Warrants—0.0%
Banks—0.0%
CCF Holdings LLC(5)(6)	1,455,681	160
Media—0.0%
Affinion Group Holdings(5)(6)(7)	15,602	—
Total Warrants (Identified Cost $3,080)		160

	Par Value
Convertible Bonds and Notes—86.2%
Airlines—2.4%
American Airlines Group, Inc. 6.500%, 7/1/25	$ 2,790	3,114
Southwest Airlines Co. 1.250%, 5/1/25	4,860	6,145
		9,259

See Notes to Financial Statements

CONVERTIBLE & INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2022
($ reported in thousands)
	Par Value	Value

Auto Manufacturers—3.4%
Ford Motor Co. 0.000%, 3/15/26	$ 5,320	$ 5,666
Lucid Group, Inc. 144A 1.250%, 12/15/26(1)	5,250	3,296
NIO, Inc.
0.000%, 2/1/26	2,010	1,705
0.500%, 2/1/27	3,355	2,546
		13,213

Banks—4.6%
BofA Finance LLC
0.125%, 9/1/22	5,970	5,954
0.600%, 5/25/27	6,705	6,709
JPMorgan Chase Bank NA 144A 0.125%, 1/1/23(1)	5,220	5,139
		17,802

Biotechnology—2.0%
Bridgebio Pharma, Inc. 2.250%, 2/1/29	2,860	1,248
Halozyme Therapeutics, Inc. 0.250%, 3/1/27	2,435	2,277
NeoGenomics, Inc. 1.250%, 5/1/25	4,930	4,193
		7,718

Commercial Services—7.3%
Affirm Holdings, Inc. 144A 0.000%, 11/15/26(1)	5,960	3,639
Block, Inc. 0.000%, 5/1/26	8,680	7,178
Euronet Worldwide, Inc. 0.750%, 3/15/49	8,485	8,300
Shift4 Payments, Inc.
0.000%, 12/15/25	1,875	1,611
144A 0.500%, 8/1/27(1)	4,265	3,060
Stride, Inc. 1.125%, 9/1/27	4,430	4,634
		28,422

Computers—3.0%
3D Systems Corp. 144A 0.000%, 11/15/26(1)	4,585	3,404
Lumentum Holdings, Inc.
0.500%, 12/15/26	2,175	2,401
144A 0.500%, 6/15/28(1)	2,395	2,206
Rapid7, Inc. 0.250%, 3/15/27	855	769
Zscaler, Inc. 0.125%, 7/1/25	2,355	2,917
		11,697

Cosmetics & Personal Care—1.9%
Beauty Health Co. (The) 144A 1.250%, 10/1/26(1)	8,755	7,253
	Par Value	Value

Diversified Financial Services—3.6%
Coinbase Global, Inc. 0.500%, 6/1/26	$ 6,610	$ 4,022
JPMorgan Chase Financial Co., LLC 0.500%, 6/15/27	4,590	4,973
SoFi Technologies, Inc. 144A 0.000%, 10/15/26(1)	5,240	3,668
Upstart Holdings, Inc. 144A 0.250%, 8/15/26(1)	2,615	1,435
		14,098

Electronics—0.8%
II-VI, Inc. 0.250%, 9/1/22	2,725	3,063
Energy-Alternate Sources—3.8%
Enphase Energy, Inc.
0.000%, 3/1/26	6,640	7,955
0.000%, 3/1/28	3,785	4,671
Sunnova Energy International, Inc. 0.250%, 12/1/26	2,280	2,161
		14,787

Entertainment—2.5%
DraftKings Holdings, Inc. 0.000%, 3/15/28	5,875	3,531
Vail Resorts, Inc. 0.000%, 1/1/26	6,875	6,252
		9,783

Equity Real Estate Investment Trusts (REITs)—0.9%
Pebblebrook Hotel Trust 1.750%, 12/15/26	3,620	3,578
Healthcare-Products—2.2%
Exact Sciences Corp. 0.375%, 3/1/28	5,125	3,705
Insulet Corp. 0.375%, 9/1/26	3,970	4,979
		8,684

Healthcare-Services—3.5%
Oak Street Health, Inc. 0.000%, 3/15/26	10,645	8,489
Teladoc Health, Inc. 1.250%, 6/1/27	7,045	5,240
		13,729

Internet—15.9%
Airbnb, Inc. 0.000%, 3/15/26	5,130	4,463
Booking Holdings, Inc. 0.750%, 5/1/25	4,115	5,487
Etsy, Inc.
0.125%, 9/1/27	2,595	2,333
0.250%, 6/15/28	5,915	4,767
Expedia Group, Inc. 0.000%, 2/15/26	7,780	7,065

See Notes to Financial Statements

CONVERTIBLE & INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2022
($ reported in thousands)
	Par Value	Value

Internet—continued
Match Group Financeco 2, Inc. 144A 0.875%, 6/15/26(1)	$ 4,425	$ 4,788
Okta, Inc. 0.375%, 6/15/26	4,390	3,740
Palo Alto Networks, Inc.
0.750%, 7/1/23	575	1,086
0.375%, 6/1/25	4,165	7,222
Sea Ltd. 0.250%, 9/15/26	6,600	4,872
Snap, Inc. 144A 0.125%, 3/1/28(1)	3,860	2,596
Uber Technologies, Inc. 0.000%, 12/15/25	7,350	6,104
Wayfair, Inc. 0.625%, 10/1/25	5,015	3,398
Zillow Group, Inc. 2.750%, 5/15/25	4,005	3,893
		61,814

Leisure Time—2.5%
NCL Corp., Ltd. 144A 1.125%, 2/15/27(1)	6,540	4,451
Royal Caribbean Cruises Ltd.
4.250%, 6/15/23	1,710	1,673
2.875%, 11/15/23	4,080	3,780
		9,904

Machinery-Diversified—0.7%
Middleby Corp. (The) 1.000%, 9/1/25	2,210	2,748
Media—4.2%
DISH Network Corp.
0.000%, 12/15/25	3,640	2,577
3.375%, 8/15/26	4,580	3,259
Liberty Media Corp.
1.375%, 10/15/23	3,765	4,750
144A 0.500%, 12/1/50(1)	4,755	5,689
		16,275

Mining—0.2%
Lithium Americas Corp. 144A 1.750%, 1/15/27(1)	1,140	993
Oil, Gas & Consumable Fuels—1.9%
Pioneer Natural Resources Co. 0.250%, 5/15/25	3,195	7,336
Pharmaceuticals—2.8%
Dexcom, Inc. 0.250%, 11/15/25	3,830	3,622
Jazz Investments I Ltd. 2.000%, 6/15/26	6,125	7,303
		10,925

Retail—0.4%
Burlington Stores, Inc. 2.250%, 4/15/25	1,395	1,430
	Par Value	Value

Semiconductors—1.6%
MACOM Technology Solutions Holdings, Inc. 0.250%, 3/15/26	$ 1,730	$ 1,692
ON Semiconductor Corp. 0.000%, 5/1/27	2,460	3,435
Wolfspeed, Inc. 144A 0.250%, 2/15/28(1)	1,090	1,035
		6,162

Software—13.9%
Akamai Technologies, Inc. 0.125%, 5/1/25	2,850	3,270
Avalara, Inc. 144A 0.250%, 8/1/26(1)	1,425	1,215
Bill.com Holdings, Inc. 144A 0.000%, 4/1/27(1)	12,135	9,866
Cloudflare, Inc. 144A 0.000%, 8/15/26(1)	6,535	5,342
Confluent, Inc. 144A 0.000%, 1/15/27(1)	7,615	5,673
Coupa Software, Inc.
0.125%, 6/15/25	4,250	3,697
0.375%, 6/15/26	7,035	5,617
Five9, Inc. 0.500%, 6/1/25	1,180	1,247
i3 Verticals LLC 1.000%, 2/15/25	2,435	2,366
Jamf Holding Corp. 144A 0.125%, 9/1/26(1)	1,325	1,122
Splunk, Inc. 1.125%, 6/15/27	8,720	7,477
Unity Software, Inc. 144A 0.000%, 11/15/26(1)	9,875	7,361
		54,253

Transportation—0.2%
Air Transport Services Group, Inc. 1.125%, 10/15/24	865	980
Total Convertible Bonds and Notes (Identified Cost $383,861)		335,906

Total Long-Term Investments—173.3% (Identified Cost $754,189)		675,378

See Notes to Financial Statements

CONVERTIBLE & INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2022
($ reported in thousands)
	Shares	Value
Short-Term Investment—9.3%
Money Market Mutual Fund—9.3%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.728%)(9)	36,440,838	$ 36,441
Total Short-Term Investment (Identified Cost $36,441)		36,441

TOTAL INVESTMENTS—182.6% (Identified Cost $790,630)		$ 711,819
Other assets and liabilities, net—0.3%		1,196
Preferred Shares—(82.9)%		(323,275)
NET ASSETS—100.0%		$ 389,740

Abbreviations:
EV	Enterprise Value
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
NA	National Association
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2022, these securities amounted to a value of $259,484 or 66.6% of net assets.
(2)	Variable rate security. Rate disclosed is as of July 31, 2022. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(3)	For the period of February 1, 2022 through March 1, 2022, a member of the Fund’s portfolio management team was a member of the board of directors of LiveStyle, Inc.
(4)	Affiliated investment. See Note 4G in Notes to Financial Statements.
(5)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(6)	Non-income producing.
(7)	Security is restricted from resale.
(8)	Amount is less than $500.
(9)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings†
United States	92%
Bermuda	2
Cayman Islands	1
Canada	1
Liberia	1
Jersey	1
United Kingdom	1
Other	1
Total	100%
† % of total investments as of July 31, 2022.
The following table summarizes the value of the Fund’s investments as of July 31, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at July 31, 2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Corporate Bonds and Notes	$228,098	$ —	$228,098	$ —
Leveraged Loans	1,864	—	1,864	—
Convertible Bonds and Notes	335,906	—	335,906	—
Equity Securities:
Convertible Preferred Stocks	104,048	95,083	8,965	—
Common Stocks	2,783	—	—	2,783
Preferred Stocks	2,519	—	—	2,519 (1)
Warrants	160	—	—	160 (1)
Money Market Mutual Fund	36,441	36,441	—	—
Total Investments	$711,819	$131,524	$574,833	$5,462

(1)	Includes internally fair valued securities currently priced at zero ($0).
There were no transfers into or out of Level 3 related to securities held at July 31, 2022.
For information regarding the abbreviations, see the Key Investment Terms starting on page 18.
See Notes to Financial Statements

CONVERTIBLE & INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2022
($ reported in thousands)
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Common Stocks	Preferred Stocks	Warrants
Investments in Securities
Balance as of January 31, 2022:	$ 6,885	$ 4,031	$ 2,519 (a)	$ 335(a)
Net change in unrealized appreciation (depreciation)(b)	(1,423)	(1,248)	—	(175)
Balance as of July 31, 2022	$ 5,462	$ 2,783	$ 2,519 (a)	$ 160(a)
(a) Includes internally fair valued security currently priced at zero ($0).
(b) The net change in unrealized appreciation (depreciation) on investments still held at July 31, 2022, was $(1,423).
The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at July 31, 2022:
Investments in Securities – Assets	Ending Balance at July 31, 2022	Valuation Technique Used	Unobservable Inputs	Input Values
Preferred Stocks:
LiveStyle, Inc. Series B	$2,519	Market and Company Comparables	EV Multiples	1.41x (0.26x - 3.02x)
			Illiquidity Discount	-75% - 30%

Common Stocks:
CCF Holdings LLC	$2,342	Market and Company Comparables	EV Multiples	1.05x (0.59x - 1.52x)
				0.61x (0.37x - 0.87x)
			Illiquidity Discount	20%

CCF Holdings LLC Class M	$ 264	Market and Company Comparables	EV Multiples	1.05x (0.59x - 1.52x)
				0.61x (0.37x - 0.87x)
			Illiquidity Discount	20%

Erickson, Inc.	$ 177	Market and Company Comparables	EV Multiples	1.18x (0.62x - 2.58x)
				10.81x (9.04x - 12.83x)
				0.83x (0.44x - 1.56x)
			M&A Transaction Multiples	0.96x (0.41x - 1.96x)
			Illiquidity Discount	20%

LiveStyle, Inc.	$ —(1)	Market and Company Comparables	EV Multiples	1.41x (0.26x - 3.02x)
			Illiquidity Discount	-75% - 30%

Warrants:
CCF Holdings LLC	$ 160	Market and Company Comparables	EV Multiples	1.05x (0.59x - 1.52x)
				0.61x (0.37x - 0.87x)
			Illiquidity Discount	20%
		Black-Scholes Model	Volatility	50.96%

(1) Amount is less than $500.
See Notes to Financial Statements

CONVERTIBLE & INCOME FUND II
SCHEDULE OF INVESTMENTS (Unaudited)
July 31, 2022
($ reported in thousands)
	Par Value	Value
Corporate Bonds and Notes—60.3%
Aerospace & Defense—0.8%
TransDigm, Inc. 5.500%, 11/15/27	$ 2,010	$ 1,897
Triumph Group, Inc. 144A 8.875%, 6/1/24(1)	515	533
		2,430

Airlines—0.9%
American Airlines, Inc. 144A 11.750%, 7/15/25(1)	1,475	1,637
Delta Air Lines, Inc. 7.375%, 1/15/26	1,085	1,139
		2,776

Auto Components—2.5%
American Axle & Manufacturing, Inc. 6.500%, 4/1/27	1,560	1,498
Clarios Global LP 144A 8.500%, 5/15/27(1)	2,325	2,347
Goodyear Tire & Rubber Co. (The)
9.500%, 5/31/25	975	1,027
5.250%, 4/30/31	1,135	1,019
5.250%, 7/15/31	1,085	943
Tenneco, Inc. 144A 7.875%, 1/15/29(1)	505	501
		7,335

Auto Manufacturers—1.4%
Ford Motor Co.
9.000%, 4/22/25	1,970	2,182
9.625%, 4/22/30	1,705	2,038
		4,220

Building Materials—1.2%
Builders FirstSource, Inc. 144A 6.375%, 6/15/32(1)	980	977
Griffon Corp. 5.750%, 3/1/28	965	923
Koppers, Inc. 144A 6.000%, 2/15/25(1)	1,650	1,572
		3,472

Chemicals—0.8%
Chemours Co. (The) 144A 5.750%, 11/15/28(1)	1,535	1,463
Tronox, Inc. 144A 4.625%, 3/15/29(1)	1,150	991
		2,454

Commercial Services—3.1%
ADT Security Corp. (The) 144A 4.125%, 8/1/29(1)	1,595	1,435
Avis Budget Car Rental LLC 144A 5.375%, 3/1/29(1)	1,595	1,454
Deluxe Corp. 144A 8.000%, 6/1/29(1)	1,105	965
	Par Value	Value

Commercial Services—continued
Herc Holdings, Inc. 144A 5.500%, 7/15/27(1)	$ 1,015	$ 1,015
Hertz Corp. (The) 144A 5.000%, 12/1/29(1)	1,675	1,432
NESCO Holdings II, Inc. 144A 5.500%, 4/15/29(1)	1,090	946
United Rentals North America, Inc. 5.250%, 1/15/30	1,830	1,850
		9,097

Computers—0.7%
Condor Merger Sub, Inc. 144A 7.375%, 2/15/30(1)	1,085	953
NCR Corp. 144A 5.125%, 4/15/29(1)	1,065	1,022
		1,975

Containers & Packaging—1.1%
Berry Global, Inc. 144A 5.625%, 7/15/27(1)	1,030	1,039
Owens-Brockway Glass Container, Inc. 144A 6.625%, 5/13/27(1)	2,315	2,227
		3,266

Cosmetics & Personal Care—0.8%
Coty, Inc. 144A 6.500%, 4/15/26(1)	1,285	1,259
Edgewell Personal Care Co. 144A 5.500%, 6/1/28(1)	1,105	1,083
		2,342

Diversified Financial Services—1.9%
Nationstar Mortgage Holdings, Inc.
144A 5.500%, 8/15/28(1)	1,080	949
144A 5.750%, 11/15/31(1)	565	472
Navient Corp.
6.750%, 6/15/26	1,375	1,310
5.000%, 3/15/27	1,230	1,112
OneMain Finance Corp.
8.250%, 10/1/23	1,215	1,233
6.625%, 1/15/28	545	511
		5,587

Electronic Equipment, Instruments & Components—0.7%
WESCO Distribution, Inc. 144A 7.250%, 6/15/28(1)	1,980	2,051
Electronics—0.5%
II-VI, Inc. 144A 5.000%, 12/15/29(1)	1,565	1,491
Entertainment—4.1%
Caesars Entertainment, Inc. 144A 6.250%, 7/1/25(1)	3,515	3,506
CDI Escrow Issuer, Inc. 144A 5.750%, 4/1/30(1)	1,420	1,388
International Game Technology plc 144A 6.250%, 1/15/27(1)	2,260	2,300
See Notes to Financial Statements

CONVERTIBLE & INCOME FUND II
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2022
($ reported in thousands)
	Par Value	Value

Entertainment—continued
Lions Gate Capital Holdings LLC 144A 5.500%, 4/15/29(1)	$ 1,555	$ 1,266
Live Nation Entertainment, Inc. 144A 4.750%, 10/15/27(1)	1,585	1,510
SeaWorld Parks & Entertainment, Inc. 144A 5.250%, 8/15/29(1)	2,180	1,954
		11,924

Environmental Services—0.7%
GFL Environmental, Inc. 144A 4.750%, 6/15/29(1)	2,140	1,969
Equity Real Estate Investment Trusts (REITs)—1.7%
Iron Mountain, Inc. 144A 5.250%, 7/15/30(1)	2,180	2,039
Park Intermediate Holdings LLC
144A 5.875%, 10/1/28(1)	1,035	1,015
144A 4.875%, 5/15/29(1)	1,125	1,036
Service Properties Trust 7.500%, 9/15/25	985	955
		5,045

Food & Beverage—1.9%
Performance Food Group, Inc.
144A 5.500%, 10/15/27(1)	2,135	2,104
144A 4.250%, 8/1/29(1)	1,155	1,026
Post Holdings, Inc. 144A 5.500%, 12/15/29(1)	1,040	983
US Foods, Inc. 144A 4.750%, 2/15/29(1)	1,540	1,438
		5,551

Food Service—0.5%
Aramark Services, Inc. 144A 5.000%, 2/1/28(1)	1,545	1,509
Healthcare-Products—0.5%
Medline Borrower LP 144A 5.250%, 10/1/29(1)	1,620	1,464
Healthcare-Services—1.8%
Centene Corp. 4.625%, 12/15/29	1,480	1,460
Select Medical Corp. 144A 6.250%, 8/15/26(1)	1,070	1,071
Tenet Healthcare Corp.
144A 6.125%, 10/1/28(1)	2,170	2,116
144A 6.125%, 6/15/30(1)	485	490
		5,137

Home Builders—0.5%
Picasso Finance Sub, Inc. 144A 6.125%, 6/15/25(1)	1,448	1,467
Internet—1.2%
Uber Technologies, Inc.
144A 8.000%, 11/1/26(1)	865	881
144A 7.500%, 9/15/27(1)	1,485	1,504
	Par Value	Value

Internet—continued
144A 6.250%, 1/15/28(1)	$ 1,000	$ 983
		3,368

Investment Companies—0.5%
Compass Group Diversified Holdings LLC 144A 5.250%, 4/15/29(1)	1,720	1,518
Iron & Steel—0.5%
Cleveland-Cliffs, Inc. 5.875%, 6/1/27	1,445	1,438
Leisure Time—1.4%
Carnival Corp. 144A 10.500%, 2/1/26(1)	1,000	1,050
NCL Corp., Ltd. 144A 5.875%, 3/15/26(1)	2,030	1,656
Royal Caribbean Cruises Ltd. 144A 11.500%, 6/1/25(1)	1,341	1,436
		4,142

Lodging—1.2%
Hilton Domestic Operating Co., Inc.
4.875%, 1/15/30	500	485
144A 4.000%, 5/1/31(1)	840	754
Hilton Grand Vacations Borrower Escrow LLC 144A 5.000%, 6/1/29(1)	1,540	1,363
MGM Resorts International 4.750%, 10/15/28	1,145	1,038
		3,640

Machinery-Construction & Mining—0.5%
Terex Corp. 144A 5.000%, 5/15/29(1)	1,715	1,530
Media—6.1%
CCO Holdings LLC
4.500%, 5/1/32	1,785	1,543
144A 5.375%, 6/1/29(1)	1,535	1,463
CSC Holdings LLC 144A 7.500%, 4/1/28(1)	1,745	1,601
DirecTV Financing LLC 144A 5.875%, 8/15/27(1)	1,670	1,556
DISH DBS Corp.
7.375%, 7/1/28	1,840	1,312
144A 5.750%, 12/1/28(1)	890	722
Gray Escrow II, Inc. 144A 5.375%, 11/15/31(1)	1,080	953
Gray Television, Inc. 144A 7.000%, 5/15/27(1)	1,425	1,434
Nexstar Media, Inc. 144A 5.625%, 7/15/27(1)	1,640	1,645
Scripps Escrow II, Inc. 144A 5.375%, 1/15/31(1)	1,690	1,415
Sirius XM Radio, Inc. 144A 4.000%, 7/15/28(1)	1,735	1,612
TEGNA, Inc. 5.000%, 9/15/29	1,095	1,070

See Notes to Financial Statements

CONVERTIBLE & INCOME FUND II
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2022
($ reported in thousands)
	Par Value	Value

Media—continued
Virgin Media Secured Finance plc 144A 5.500%, 5/15/29(1)	$ 1,535	$ 1,458
		17,784

Mining—0.4%
Hudbay Minerals, Inc. 144A 6.125%, 4/1/29(1)	1,635	1,271
Oil, Gas & Consumable Fuels—6.4%
Antero Resources Corp. 144A 7.625%, 2/1/29(1)	1,314	1,385
Callon Petroleum Co. 144A 8.000%, 8/1/28(1)	1,325	1,342
CITGO Petroleum Corp. 144A 6.375%, 6/15/26(1)	1,055	1,013
CNX Resources Corp. 144A 7.250%, 3/14/27(1)	1,885	1,909
Comstock Resources, Inc.
144A 6.750%, 3/1/29(1)	1,145	1,133
144A 5.875%, 1/15/30(1)	545	512
Occidental Petroleum Corp.
5.550%, 3/15/26	1,940	1,993
6.625%, 9/1/30	1,930	2,141
PDC Energy, Inc. 5.750%, 5/15/26	1,675	1,637
SM Energy Co. 6.500%, 7/15/28	1,185	1,168
Southwestern Energy Co. 5.375%, 3/15/30	1,085	1,068
Sunoco LP 4.500%, 4/30/30	565	495
USA Compression Partners LP 6.875%, 9/1/27	1,750	1,600
Weatherford International Ltd. 144A 8.625%, 4/30/30(1)	1,495	1,352
		18,748

Paper & Forest Products—0.5%
Mercer International, Inc.
5.125%, 2/1/29	495	463
144A 5.125%, 2/1/29(1)	1,135	1,063
		1,526

Pharmaceuticals—2.2%
Bausch Health Americas, Inc. 144A 8.500%, 1/31/27(1)	2,000	1,263
Horizon Therapeutics USA, Inc. 144A 5.500%, 8/1/27(1)	1,710	1,696
Jazz Securities DAC 144A 4.375%, 1/15/29(1)	1,925	1,854
Organon & Co. 144A 5.125%, 4/30/31(1)	1,615	1,512
		6,325

Pipelines—2.5%
Antero Midstream Partners LP 144A 5.375%, 6/15/29(1)	1,090	1,065
Crestwood Midstream Partners LP 144A 6.000%, 2/1/29(1)	1,085	988
	Par Value	Value

Pipelines—continued
DCP Midstream Operating LP 5.125%, 5/15/29	$ 740	$ 725
EQM Midstream Partners LP
144A 6.500%, 7/1/27(1)	455	456
144A 7.500%, 6/1/30(1)	1,425	1,466
NGL Energy Operating LLC 144A 7.500%, 2/1/26(1)	1,665	1,521
NuStar Logistics LP 6.375%, 10/1/30	1,120	1,033
		7,254

Real Estate—0.5%
Kennedy-Wilson, Inc. 5.000%, 3/1/31	1,545	1,317
Retail—1.3%
Asbury Automotive Group, Inc. 144A 4.625%, 11/15/29(1)	560	494
Bath & Body Works, Inc. 144A 6.625%, 10/1/30(1)	1,505	1,436
Macy’s Retail Holdings LLC
144A 5.875%, 3/15/30(1)	525	450
144A 6.125%, 3/15/32(1)	530	446
New Red Finance, Inc. 144A 4.000%, 10/15/30(1)	1,140	992
		3,818

Semiconductors—1.5%
Amkor Technology, Inc. 144A 6.625%, 9/15/27(1)	2,815	2,801
Entegris Escrow Corp. 144A 5.950%, 6/15/30(1)	1,485	1,474
		4,275

Software—1.4%
Clarivate Science Holdings Corp. 144A 4.875%, 7/1/29(1)	1,485	1,314
Consensus Cloud Solutions, Inc. 144A 6.500%, 10/15/28(1)	1,145	1,018
SS&C Technologies, Inc. 144A 5.500%, 9/30/27(1)	1,770	1,744
		4,076

Telecommunications—3.5%
Frontier Communications Holdings LLC
144A 5.000%, 5/1/28(1)	1,010	949
144A 6.000%, 1/15/30(1)	1,100	924
144A 8.750%, 5/15/30(1)	955	1,014
GoTo Group, Inc. 144A 5.500%, 9/1/27(1)	1,230	898
Hughes Satellite Systems Corp. 6.625%, 8/1/26	2,010	1,957
Lumen Technologies, Inc. 144A 5.375%, 6/15/29(1)	1,220	1,019
Sprint Corp. 7.625%, 3/1/26	1,900	2,071

See Notes to Financial Statements

CONVERTIBLE & INCOME FUND II
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2022
($ reported in thousands)
	Par Value	Value

Telecommunications—continued
T-Mobile USA, Inc. 4.750%, 2/1/28	$ 1,395	$ 1,393
		10,225

Transportation—0.6%
Fortress Transportation & Infrastructure Investors LLC
144A 9.750%, 8/1/27(1)	1,160	1,171
144A 5.500%, 5/1/28(1)	580	522
		1,693

Total Corporate Bonds and Notes (Identified Cost $186,730)		176,510

Leveraged Loans—0.5%
Commercial Services—0.2%
R1 RCM, Inc. Tranche B (1 month SOFR + 3.000%) 5.327%, 6/21/29 (2)	585	576
Retail—0.3%
Petco Health & Wellness Co., Inc. First Lien (3 month LIBOR + 3.250%) 5.500%, 3/3/28 (2)	904	873
Total Leveraged Loans (Identified Cost $1,483)		1,449

	Shares
Convertible Preferred Stocks—27.0%
Auto Components—1.8%
Aptiv plc Series A, 5.500%	42,465	5,150
Banks—9.5%
Bank of America Corp. Series L, 7.250%	9,140	11,371
Wells Fargo & Co. Series L, 7.500%	12,835	16,287
		27,658

Commercial Services & Supplies—0.6%
GFL Environmental, Inc., 6.000%	29,705	1,879
Diversified Financial Services—0.4%
Chewy, Inc. 2020 Mandatory Exchangeable Trust 144A, 6.500%(1)	1,385	1,291
Electric Utilities—4.5%
NextEra Energy, Inc., 5.279%	59,355	3,113
NextEra Energy, Inc., 6.219%	192,150	10,161
		13,274

Healthcare Equipment & Supplies—2.1%
Boston Scientific Corp. Series A, 5.500%	57,125	6,216
Life Sciences Tools & Services—2.8%
Danaher Corp. Series B, 5.000%	5,410	8,233
	Shares	Value

Semiconductors & Semiconductor Equipment—3.4%
Broadcom, Inc. Series A, 8.000%	5,910	$ 9,916
Telecommunications—1.9%
T-Mobile US 2020 Cash Mandatory Exchangeable Trust 144A, 5.250%(1)	4,565	5,473
Total Convertible Preferred Stocks (Identified Cost $63,540)		79,090

Preferred Stocks—0.9%
Entertainment—0.9%
LiveStyle, Inc. Series B (3)(4)(5)(6)(7)	25,188	2,519
LiveStyle, Inc. Series B (3)(4)(5)(6)	5,000	—
		2,519

Total Preferred Stocks (Identified Cost $7,469)		2,519

Common Stocks—0.8%
Banks—0.7%
CCF Holdings LLC(5)(6)	6,367,079	1,910
CCF Holdings LLC Class M(5)(6)	879,959	264
		2,174

Consumer Finance—0.1%
Erickson, Inc.(5)(6)	6,354	136
Entertainment—0.0%
LiveStyle, Inc. (3)(4)(5)(6)(7)	90,407	— (8)
Total Common Stocks (Identified Cost $22,668)		2,310

Warrants—0.0%
Banks—0.0%
CCF Holdings LLC(5)(6)	1,455,681	160
Media—0.0%
Affinion Group Holdings(5)(6)(7)	12,009	—
Total Warrants (Identified Cost $2,371)		160

	Par Value
Convertible Bonds and Notes—85.8%
Airlines—2.4%
American Airlines Group, Inc. 6.500%, 7/1/25	$ 2,095	2,338
Southwest Airlines Co. 1.250%, 5/1/25	3,685	4,660
		6,998

See Notes to Financial Statements

CONVERTIBLE & INCOME FUND II
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2022
($ reported in thousands)
	Par Value	Value

Auto Manufacturers—3.4%
Ford Motor Co. 0.000%, 3/15/26	$ 4,015	$ 4,276
Lucid Group, Inc. 144A 1.250%, 12/15/26(1)	3,960	2,486
NIO, Inc.
0.000%, 2/1/26	1,515	1,285
0.500%, 2/1/27	2,535	1,924
		9,971

Banks—4.6%
BofA Finance LLC
0.125%, 9/1/22	4,515	4,503
0.600%, 5/25/27	5,050	5,053
JPMorgan Chase Bank NA 144A 0.125%, 1/1/23(1)	3,945	3,884
		13,440

Biotechnology—2.0%
Bridgebio Pharma, Inc. 2.250%, 2/1/29	2,150	938
Halozyme Therapeutics, Inc. 0.250%, 3/1/27	1,835	1,716
NeoGenomics, Inc. 1.250%, 5/1/25	3,720	3,164
		5,818

Commercial Services—7.3%
Affirm Holdings, Inc. 144A 0.000%, 11/15/26(1)	4,505	2,750
Block, Inc. 0.000%, 5/1/26	6,560	5,425
Euronet Worldwide, Inc. 0.750%, 3/15/49	6,390	6,250
Shift4 Payments, Inc.
0.000%, 12/15/25	1,410	1,212
144A 0.500%, 8/1/27(1)	3,215	2,307
Stride, Inc. 1.125%, 9/1/27	3,345	3,499
		21,443

Computers—3.1%
3D Systems Corp. 144A 0.000%, 11/15/26(1)	3,460	2,569
Lumentum Holdings, Inc.
0.500%, 12/15/26	1,645	1,816
144A 0.500%, 6/15/28(1)	1,925	1,773
Rapid7, Inc. 0.250%, 3/15/27	645	580
Zscaler, Inc. 0.125%, 7/1/25	1,775	2,198
		8,936

Cosmetics & Personal Care—1.9%
Beauty Health Co. (The) 144A 1.250%, 10/1/26(1)	6,605	5,472
	Par Value	Value

Diversified Financial Services—3.6%
Coinbase Global, Inc. 0.500%, 6/1/26	$ 4,990	$ 3,036
JPMorgan Chase Financial Co., LLC 0.500%, 6/15/27	3,460	3,749
SoFi Technologies, Inc. 144A 0.000%, 10/15/26(1)	3,955	2,769
Upstart Holdings, Inc. 144A 0.250%, 8/15/26(1)	1,970	1,081
		10,635

Electronics—0.8%
II-VI, Inc. 0.250%, 9/1/22	2,175	2,445
Energy-Alternate Sources—3.8%
Enphase Energy, Inc.
0.000%, 3/1/26	5,010	6,002
0.000%, 3/1/28	2,860	3,529
Sunnova Energy International, Inc. 0.250%, 12/1/26	1,720	1,631
		11,162

Entertainment—2.5%
DraftKings Holdings, Inc. 0.000%, 3/15/28	4,435	2,665
Vail Resorts, Inc. 0.000%, 1/1/26	5,185	4,715
		7,380

Equity Real Estate Investment Trusts (REITs)—0.9%
Pebblebrook Hotel Trust 1.750%, 12/15/26	2,730	2,699
Healthcare-Products—2.2%
Exact Sciences Corp. 0.375%, 3/1/28	3,875	2,802
Insulet Corp. 0.375%, 9/1/26	3,005	3,768
		6,570

Healthcare-Services—3.5%
Oak Street Health, Inc. 0.000%, 3/15/26	8,050	6,420
Teladoc Health, Inc. 1.250%, 6/1/27	5,325	3,960
		10,380

Internet—15.4%
Airbnb, Inc. 0.000%, 3/15/26	4,130	3,593
Booking Holdings, Inc. 0.750%, 5/1/25	2,105	2,807
Etsy, Inc.
0.125%, 9/1/27	1,960	1,762
0.250%, 6/15/28	4,465	3,599
Expedia Group, Inc. 0.000%, 2/15/26	4,860	4,413

See Notes to Financial Statements

CONVERTIBLE & INCOME FUND II
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2022
($ reported in thousands)
	Par Value	Value

Internet—continued
Match Group Financeco 2, Inc. 144A 0.875%, 6/15/26(1)	$ 3,335	$ 3,609
Okta, Inc. 0.375%, 6/15/26	3,315	2,825
Palo Alto Networks, Inc.
0.750%, 7/1/23	425	803
0.375%, 6/1/25	3,135	5,436
Sea Ltd. 0.250%, 9/15/26	5,005	3,694
Snap, Inc. 144A 0.125%, 3/1/28(1)	2,910	1,957
Uber Technologies, Inc. 0.000%, 12/15/25	5,880	4,883
Wayfair, Inc. 0.625%, 10/1/25	3,785	2,564
Zillow Group, Inc. 2.750%, 5/15/25	3,210	3,120
		45,065

Leisure Time—2.6%
NCL Corp., Ltd. 144A 1.125%, 2/15/27(1)	4,935	3,358
Royal Caribbean Cruises Ltd.
4.250%, 6/15/23	1,290	1,262
2.875%, 11/15/23	3,070	2,845
		7,465

Machinery-Diversified—0.7%
Middleby Corp. (The) 1.000%, 9/1/25	1,665	2,070
Media—4.2%
DISH Network Corp.
0.000%, 12/15/25	2,745	1,943
3.375%, 8/15/26	3,455	2,458
Liberty Media Corp.
1.375%, 10/15/23	2,840	3,583
144A 0.500%, 12/1/50(1)	3,585	4,290
		12,274

Mining—0.3%
Lithium Americas Corp. 144A 1.750%, 1/15/27(1)	860	749
Oil, Gas & Consumable Fuels—1.9%
Pioneer Natural Resources Co. 0.250%, 5/15/25	2,485	5,706
Pharmaceuticals—2.4%
Dexcom, Inc. 0.250%, 11/15/25	2,890	2,733
Jazz Investments I Ltd. 2.000%, 6/15/26	3,615	4,310
		7,043

Retail—0.4%
Burlington Stores, Inc. 2.250%, 4/15/25	1,055	1,081
	Par Value	Value

Semiconductors—1.7%
MACOM Technology Solutions Holdings, Inc. 0.250%, 3/15/26	$ 1,385	$ 1,355
ON Semiconductor Corp. 0.000%, 5/1/27	1,980	2,765
Wolfspeed, Inc. 144A 0.250%, 2/15/28(1)	820	778
		4,898

Software—13.9%
Akamai Technologies, Inc. 0.125%, 5/1/25	2,150	2,467
Avalara, Inc. 144A 0.250%, 8/1/26(1)	1,075	916
Bill.com Holdings, Inc. 144A 0.000%, 4/1/27(1)	9,020	7,333
Cloudflare, Inc. 144A 0.000%, 8/15/26(1)	4,930	4,030
Confluent, Inc. 144A 0.000%, 1/15/27(1)	5,755	4,288
Coupa Software, Inc.
0.125%, 6/15/25	3,195	2,780
0.375%, 6/15/26	5,290	4,224
Five9, Inc. 0.500%, 6/1/25	890	940
i3 Verticals LLC 1.000%, 2/15/25	1,840	1,788
Jamf Holding Corp. 144A 0.125%, 9/1/26(1)	1,000	847
Splunk, Inc. 1.125%, 6/15/27	6,580	5,642
Unity Software, Inc. 144A 0.000%, 11/15/26(1)	7,450	5,553
		40,808

Transportation—0.3%
Air Transport Services Group, Inc. 1.125%, 10/15/24	655	742
Total Convertible Bonds and Notes (Identified Cost $287,110)		251,250

Total Long-Term Investments—175.3% (Identified Cost $571,371)		513,288

See Notes to Financial Statements

CONVERTIBLE & INCOME FUND II
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2022
($ reported in thousands)
	Shares	Value
Short-Term Investment—17.1%
Money Market Mutual Fund—17.1%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.728%)(9)	50,112,117	$ 50,112
Total Short-Term Investment (Identified Cost $50,112)		50,112

TOTAL INVESTMENTS—192.4% (Identified Cost $621,483)		$ 563,400
Other assets and liabilities, net—0.3%		903
Preferred Shares—(92.7)%		(271,525)
NET ASSETS—100.0%		$ 292,778

Abbreviations:
EV	Enterprise Value
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
NA	National Association
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2022, these securities amounted to a value of $199,029 or 68.0% of net assets.
(2)	Variable rate security. Rate disclosed is as of July 31, 2022. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(3)	For the period of February 1, 2022 through March 1, 2022, a member of the Fund’s portfolio management team was a member of the board of directors of LiveStyle, Inc.
(4)	Affiliated investment. See Note 4G in Notes to Financial Statements.
(5)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(6)	Non-income producing.
(7)	Security is restricted from resale.
(8)	Amount is less than $500.
(9)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings†
United States	93%
Bermuda	2
Cayman Islands	1
Canada	1
Liberia	1
Jersey	1
United Kingdom	1
Total	100%
† % of total investments as of July 31, 2022.
The following table summarizes the value of the Fund’s investments as of July 31, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at July 31, 2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Corporate Bonds and Notes	$176,510	$ —	$176,510	$ —
Leveraged Loans	1,449	—	1,449	—
Convertible Bonds and Notes	251,250	—	251,250	—
Equity Securities:
Convertible Preferred Stocks	79,090	72,326	6,764	—
Common Stocks	2,310	—	—	2,310
Preferred Stocks	2,519	—	—	2,519 (1)
Warrants	160	—	—	160 (1)
Money Market Mutual Fund	50,112	50,112	—	—
Total Investments	$563,400	$122,438	$435,973	$4,989

(1)	Includes internally fair valued securities currently priced at zero ($0).
There were no transfers into or out of Level 3 related to securities held at July 31, 2022.
For information regarding the abbreviations, see the Key Investment Terms starting on page 18.
See Notes to Financial Statements

CONVERTIBLE & INCOME FUND II
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2022
($ reported in thousands)
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Common Stocks	Preferred Stocks	Warrants
Investments in Securities
Balance as of January 31, 2022:	$ 6,202	$ 3,348	$ 2,519 (a)	$ 335(a)
Net change in unrealized appreciation (depreciation)(b)	(1,213)	(1,038)	—	(175)
Balance as of July 31, 2022	$ 4,989	$ 2,310	$ 2,519 (a)	$ 160(a)
(a) Includes internally fair valued security currently priced at zero ($0).
(b) The net change in unrealized appreciation (depreciation) on investments still held at July 31, 2022, was $(1,213).
The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at July 31, 2022:
Investments in Securities – Assets	Ending Balance at July 31, 2022	Valuation Technique Used	Unobservable Inputs	Input Values
Preferred Stocks:
LiveStyle, Inc. Series B	$2,519	Market and Company Comparables	EV Multiples	1.41x (0.26x - 3.02x)
			Illiquidity Discount	-75% - 30%

Common Stocks:
CCF Holdings LLC	$1,910	Market and Company Comparables	EV Multiples	1.05x (0.59x - 1.52x)
				0.61x (0.37x - 0.87x)
			Illiquidity Discount	20%

CCF Holdings LLC Class M	$ 264	Market and Company Comparables	EV Multiples	1.05x (0.59x - 1.52x)
				0.61x (0.37x - 0.87x)
			Illiquidity Discount	20%

Erickson, Inc.	$ 136	Market and Company Comparables	EV Multiples	1.18x (0.62x - 2.58x)
				10.81x (9.04x - 12.83x)
				0.83x (0.44x - 1.56x)
			M&A Transaction Multiples	0.96x (0.41x - 1.96x)
			Illiquidity Discount	20%

LiveStyle, Inc.	$ —(1)	Market and Company Comparables	EV Multiples	1.41x (0.26x - 3.02x)
			Illiquidity Discount	-75% - 30%

Warrants:
CCF Holdings LLC	$ 160	Market and Company Comparables	EV Multiples	1.05x (0.59x - 1.52x)
				0.61x (0.37x - 0.87x)
			Illiquidity Discount	20%
		Black-Scholes Model	Volatility	50.96%

(1) Amount is less than $500.
See Notes to Financial Statements

DIVERSIFIED INCOME & CONVERTIBLE FUND
SCHEDULE OF INVESTMENTS (Unaudited)
July 31, 2022
($ reported in thousands)
	Par Value	Value
Corporate Bonds and Notes—19.3%
Aerospace & Defense—0.3%
TransDigm, Inc. 5.500%, 11/15/27(1)	$ 510	$ 481
Triumph Group, Inc.
144A 8.875%, 6/1/24(1)(2)	143	148
144A 6.250%, 9/15/24(1)(2)	175	168
		797

Airlines—0.3%
American Airlines, Inc. 144A 11.750%, 7/15/25(1)(2)	300	333
Delta Air Lines, Inc. 7.375%, 1/15/26(1)	275	289
		622

Auto Components—0.8%
American Axle & Manufacturing, Inc. 6.500%, 4/1/27(1)	390	374
Clarios Global LP 144A 8.500%, 5/15/27(1)(2)	645	651
Goodyear Tire & Rubber Co. (The)
9.500%, 5/31/25	250	264
5.250%, 4/30/31(1)	265	238
5.250%, 7/15/31	305	265
Tenneco, Inc. 144A 7.875%, 1/15/29(1)(2)	130	129
		1,921

Auto Manufacturers—0.6%
Ford Motor Co.
9.000%, 4/22/25(1)	530	587
9.625%, 4/22/30(1)	460	550
7.450%, 7/16/31(1)	250	272
		1,409

Building Materials—0.4%
Builders FirstSource, Inc. 144A 6.375%, 6/15/32(2)	245	244
Griffon Corp. 5.750%, 3/1/28	355	340
Koppers, Inc. 144A 6.000%, 2/15/25(1)(2)	305	290
		874

Chemicals—0.3%
Chemours Co. (The) 144A 5.750%, 11/15/28(2)	390	372
Tronox, Inc. 144A 4.625%, 3/15/29(1)(2)	300	258
		630

Commercial Services—0.9%
ADT Security Corp. (The) 144A 4.125%, 8/1/29(2)	400	360
Avis Budget Car Rental LLC 144A 5.375%, 3/1/29(2)	420	383
	Par Value	Value

Commercial Services—continued
Deluxe Corp. 144A 8.000%, 6/1/29(1)(2)	$ 285	$ 249
Herc Holdings, Inc. 144A 5.500%, 7/15/27(2)	255	255
Hertz Corp. (The) 144A 5.000%, 12/1/29(1)(2)	435	372
NESCO Holdings II, Inc. 144A 5.500%, 4/15/29(1)(2)	285	247
United Rentals North America, Inc. 5.250%, 1/15/30(1)	310	313
		2,179

Computers—0.2%
Condor Merger Sub, Inc. 144A 7.375%, 2/15/30(2)	275	241
NCR Corp. 144A 5.125%, 4/15/29(1)(2)	330	317
		558

Containers & Packaging—0.4%
Berry Global, Inc. 144A 5.625%, 7/15/27(1)(2)	270	273
Owens-Brockway Glass Container, Inc. 144A 6.625%, 5/13/27(1)(2)	385	370
Trivium Packaging Finance B.V. 144A 8.500%, 8/15/27(1)(2)	355	339
		982

Cosmetics & Personal Care—0.2%
Coty, Inc. 144A 6.500%, 4/15/26(2)	255	250
Edgewell Personal Care Co. 144A 5.500%, 6/1/28(1)(2)	300	294
		544

Diversified Financial Services—0.6%
Nationstar Mortgage Holdings, Inc.
144A 5.500%, 8/15/28(1)(2)	290	255
144A 5.750%, 11/15/31(1)(2)	145	121
Navient Corp.
6.750%, 6/15/26(1)	375	357
5.000%, 3/15/27(1)	285	258
OneMain Finance Corp.
8.250%, 10/1/23(1)	320	325
6.625%, 1/15/28(1)	140	131
		1,447

Electronic Equipment, Instruments & Components—0.2%
WESCO Distribution, Inc. 144A 7.250%, 6/15/28(1)(2)	500	518
Electronics—0.2%
II-VI, Inc. 144A 5.000%, 12/15/29(2)	400	381
Entertainment—1.2%
Caesars Entertainment, Inc.
144A 6.250%, 7/1/25(1)(2)	430	429
See Notes to Financial Statements

DIVERSIFIED INCOME & CONVERTIBLE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2022
($ reported in thousands)
	Par Value	Value

Entertainment—continued
144A 4.625%, 10/15/29(2)	$ 425	$ 360
CDI Escrow Issuer, Inc. 144A 5.750%, 4/1/30(2)	365	357
Cedar Fair LP 5.375%, 4/15/27(1)	465	453
International Game Technology plc 144A 6.250%, 1/15/27(1)(2)	450	458
Lions Gate Capital Holdings LLC 144A 5.500%, 4/15/29(1)(2)	410	334
SeaWorld Parks & Entertainment, Inc. 144A 5.250%, 8/15/29(1)(2)	425	381
		2,772

Environmental Services—0.2%
GFL Environmental, Inc. 144A 4.750%, 6/15/29(1)(2)	545	501
Equity Real Estate Investment Trusts (REITs)—0.5%
Iron Mountain, Inc. 144A 5.250%, 7/15/30(1)(2)	425	398
Park Intermediate Holdings LLC
144A 5.875%, 10/1/28(2)	260	255
144A 4.875%, 5/15/29(1)(2)	290	267
Service Properties Trust 7.500%, 9/15/25	250	242
		1,162

Food & Beverage—0.5%
Performance Food Group, Inc. 144A 4.250%, 8/1/29(1)(2)	300	267
Post Holdings, Inc. 144A 4.500%, 9/15/31(1)(2)	300	266
Simmons Foods, Inc. 144A 4.625%, 3/1/29(1)(2)	300	274
US Foods, Inc.
144A 6.250%, 4/15/25(1)(2)	220	224
144A 4.750%, 2/15/29(1)(2)	180	168
		1,199

Food Service—0.2%
Aramark Services, Inc. 144A 5.000%, 2/1/28(1)(2)	390	381
Healthcare-Products—0.2%
Medline Borrower LP 144A 5.250%, 10/1/29(1)(2)	415	375
Healthcare-Services—0.6%
Centene Corp. 4.625%, 12/15/29(1)	370	365
Select Medical Corp. 144A 6.250%, 8/15/26(1)(2)	280	281
Tenet Healthcare Corp.
144A 6.125%, 10/1/28(1)(2)	550	536
144A 6.125%, 6/15/30(2)	120	121
		1,303

	Par Value	Value

Home Builders—0.1%
Picasso Finance Sub, Inc. 144A 6.125%, 6/15/25(1)(2)	$ 247	$ 250
Internet—0.5%
Match Group Holdings II LLC 144A 5.000%, 12/15/27(1)(2)	395	383
Uber Technologies, Inc.
144A 8.000%, 11/1/26(1)(2)	235	239
144A 7.500%, 9/15/27(1)(2)	370	375
144A 6.250%, 1/15/28(2)	255	251
		1,248

Investment Companies—0.2%
Compass Group Diversified Holdings LLC 144A 5.250%, 4/15/29(1)(2)	435	384
Iron & Steel—0.2%
Cleveland-Cliffs, Inc. 5.875%, 6/1/27(1)	455	453
Leisure Time—0.4%
Carnival Corp. 144A 10.500%, 2/1/26(1)(2)	265	278
NCL Corp., Ltd. 144A 5.875%, 3/15/26(1)(2)	300	245
Royal Caribbean Cruises Ltd. 144A 11.500%, 6/1/25(1)(2)	336	360
		883

Lodging—0.4%
Hilton Domestic Operating Co., Inc.
4.875%, 1/15/30	125	121
144A 4.000%, 5/1/31(1)(2)	225	202
Hilton Grand Vacations Borrower Escrow LLC 144A 5.000%, 6/1/29(2)	415	367
MGM Resorts International 4.750%, 10/15/28(1)	305	277
		967

Machinery-Construction & Mining—0.1%
Terex Corp. 144A 5.000%, 5/15/29(1)(2)	280	250
Media—2.0%
CCO Holdings LLC
4.500%, 5/1/32(1)	290	251
144A 5.375%, 6/1/29(1)(2)	385	367
CSC Holdings LLC 144A 7.500%, 4/1/28(1)(2)	445	408
DirecTV Financing LLC 144A 5.875%, 8/15/27(1)(2)	575	536
DISH DBS Corp.
7.375%, 7/1/28(1)	420	299
144A 5.750%, 12/1/28(1)(2)	230	187
Gray Escrow II, Inc. 144A 5.375%, 11/15/31(2)	275	243
Gray Television, Inc.
144A 7.000%, 5/15/27(2)	365	367
144A 4.750%, 10/15/30(1)(2)	295	254

See Notes to Financial Statements

DIVERSIFIED INCOME & CONVERTIBLE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2022
($ reported in thousands)
	Par Value	Value

Media—continued
Nexstar Media, Inc. 144A 5.625%, 7/15/27(1)(2)	$ 445	$ 446
Scripps Escrow II, Inc. 144A 5.375%, 1/15/31(2)	415	347
Sirius XM Radio, Inc. 144A 4.000%, 7/15/28(1)(2)	450	418
TEGNA, Inc. 5.000%, 9/15/29(1)	280	274
Virgin Media Secured Finance plc 144A 5.500%, 5/15/29(1)(2)	395	375
		4,772

Mining—0.1%
Hudbay Minerals, Inc. 144A 6.125%, 4/1/29(2)	415	323
Oil, Gas & Consumable Fuels—2.1%
Antero Resources Corp. 144A 7.625%, 2/1/29(1)(2)	445	469
Callon Petroleum Co. 144A 8.000%, 8/1/28(2)	355	360
CITGO Petroleum Corp. 144A 6.375%, 6/15/26(1)(2)	260	250
CNX Resources Corp. 144A 7.250%, 3/14/27(1)(2)	465	471
Comstock Resources, Inc.
144A 6.750%, 3/1/29(1)(2)	295	292
144A 5.875%, 1/15/30(2)	285	268
Occidental Petroleum Corp.
5.550%, 3/15/26(1)	260	267
6.625%, 9/1/30(1)	220	244
PDC Energy, Inc. 5.750%, 5/15/26(1)	435	425
SM Energy Co. 6.500%, 7/15/28(1)	530	522
Southwestern Energy Co. 5.375%, 3/15/30(1)	285	280
Sunoco LP
5.875%, 3/15/28(1)	260	249
4.500%, 4/30/30	145	127
USA Compression Partners LP 6.875%, 9/1/27(1)	415	379
Weatherford International Ltd. 144A 8.625%, 4/30/30(1)(2)	395	357
		4,960

Paper & Forest Products—0.1%
Mercer International, Inc. 144A 5.125%, 2/1/29(1)(2)	300	281
Pharmaceuticals—0.7%
Bausch Health Americas, Inc. 144A 8.500%, 1/31/27(1)(2)	550	347
Horizon Therapeutics USA, Inc. 144A 5.500%, 8/1/27(1)(2)	285	283
Jazz Securities DAC 144A 4.375%, 1/15/29(1)(2)	555	534
	Par Value	Value

Pharmaceuticals—continued
Organon & Co. 144A 5.125%, 4/30/31(1)(2)	$ 395	$ 370
		1,534

Pipelines—0.8%
Antero Midstream Partners LP 144A 5.375%, 6/15/29(2)	290	283
Crestwood Midstream Partners LP 144A 6.000%, 2/1/29(1)(2)	280	255
DCP Midstream Operating LP 5.125%, 5/15/29(1)	370	362
EQM Midstream Partners LP
144A 6.500%, 7/1/27(1)(2)	120	120
144A 7.500%, 6/1/30(2)	360	371
NGL Energy Operating LLC 144A 7.500%, 2/1/26(1)(2)	290	265
NuStar Logistics LP 6.375%, 10/1/30(1)	305	281
		1,937

Real Estate—0.2%
Kennedy-Wilson, Inc. 5.000%, 3/1/31(1)	395	337
Retail—0.5%
Asbury Automotive Group, Inc.
4.750%, 3/1/30(1)	267	233
144A 4.625%, 11/15/29(2)	145	128
Bath & Body Works, Inc. 144A 6.625%, 10/1/30(1)(2)	325	310
Macy’s Retail Holdings LLC
144A 5.875%, 3/15/30(2)	135	116
144A 6.125%, 3/15/32(2)	135	113
New Red Finance, Inc. 144A 4.000%, 10/15/30(2)	300	261
		1,161

Semiconductors—0.4%
Amkor Technology, Inc. 144A 6.625%, 9/15/27(1)(2)	485	483
Entegris Escrow Corp. 144A 5.950%, 6/15/30(2)	505	501
		984

Software—0.4%
Clarivate Science Holdings Corp. 144A 4.875%, 7/1/29(2)	300	266
Consensus Cloud Solutions, Inc. 144A 6.500%, 10/15/28(2)	295	262
SS&C Technologies, Inc. 144A 5.500%, 9/30/27(1)(2)	480	473
		1,001

Telecommunications—1.1%
Frontier Communications Holdings LLC
144A 5.000%, 5/1/28(1)(2)	265	249
144A 6.000%, 1/15/30(1)(2)	280	235
144A 8.750%, 5/15/30(2)	240	255

See Notes to Financial Statements

DIVERSIFIED INCOME & CONVERTIBLE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2022
($ reported in thousands)
	Par Value	Value

Telecommunications—continued
GoTo Group, Inc. 144A 5.500%, 9/1/27(1)(2)	$ 430	$ 314
Hughes Satellite Systems Corp. 6.625%, 8/1/26(1)	400	390
Lumen Technologies, Inc. 144A 5.375%, 6/15/29(1)(2)	315	263
Sprint Corp. 7.625%, 3/1/26(1)	465	507
T-Mobile USA, Inc. 4.750%, 2/1/28	350	349
		2,562

Transportation—0.2%
Fortress Transportation & Infrastructure Investors LLC
144A 9.750%, 8/1/27(1)(2)	350	353
144A 5.500%, 5/1/28(1)(2)	150	135
		488

Total Corporate Bonds and Notes (Identified Cost $48,259)		45,330

Leveraged Loans—0.1%
Commercial Services—0.0%
R1 RCM, Inc. Tranche B (1 month SOFR + 3.000%) 5.327%, 6/21/29 (3)	150	148
Retail—0.1%
Petco Health & Wellness Co., Inc. First Lien (3 month LIBOR + 3.250%) 5.500%, 3/3/28 (3)	232	224
Total Leveraged Loans (Identified Cost $381)		372

	Shares
Convertible Preferred Stocks—10.6%
Auto Components—0.5%
Aptiv plc Series A, 5.500%(1)	8,730	1,059
Banks—1.5%
Wells Fargo & Co. Series L, 7.500%	2,700	3,426
Capital Markets—0.5%
KKR & Co., Inc. Series C, 6.000%(1)	15,280	1,070
Commercial Services & Supplies—0.5%
GFL Environmental, Inc., 6.000%(1)	17,770	1,124
Diversified Financial Services—0.2%
Chewy, Inc. 2020 Mandatory Exchangeable Trust 144A, 6.500%(2)	610	568
Electric Utilities—2.3%
NextEra Energy, Inc., 4.872%	36,480	2,240
	Shares	Value
Electric Utilities—continued
NextEra Energy, Inc., 5.279%(1)	61,870	$ 3,245
		5,485

Healthcare Equipment & Supplies—0.8%
Boston Scientific Corp. Series A, 5.500%(1)	16,130	1,755
Life Sciences Tools & Services—1.1%
Danaher Corp. Series B, 5.000%	1,705	2,595
Semiconductors & Semiconductor Equipment—1.8%
Broadcom, Inc. Series A, 8.000%(1)	2,570	4,312
Telecommunications—1.4%
T-Mobile US 2020 Cash Mandatory Exchangeable Trust 144A, 5.250%(1)(2)	2,830	3,393
Total Convertible Preferred Stocks (Identified Cost $24,264)		24,787

Preferred Stocks—0.1%
Entertainment—0.1%
LiveStyle, Inc. Series B (4)(5)(6)(7)(8)	3,783	378
LiveStyle, Inc. Series B (4)(5)(6)(7)	1,250	—
		378

Total Preferred Stocks (Identified Cost $1,621)		378

Common Stocks—33.7%
Air Freight & Logistics—0.2%
United Parcel Service, Inc. Class B	2,920	569
Automobiles—1.5%
Tesla, Inc.(7)	3,996	3,562
Banks—1.4%
CCF Holdings LLC(6)(7)	1,026,972	308
CCF Holdings LLC Class M(6)(7)	219,990	66
JPMorgan Chase & Co.	12,660	1,460
Wells Fargo & Co.	34,255	1,503
		3,337

Biotechnology—1.0%
AbbVie, Inc.(9)	10,545	1,513
Horizon Therapeutics plc(7)(9)	4,515	375
Vertex Pharmaceuticals, Inc.(7)	1,955	548
		2,436

Capital Markets—1.0%
Charles Schwab Corp. (The)(9)	11,755	812
CME Group, Inc. Class A(9)	4,690	936
S&P Global, Inc.	1,325	499
		2,247

See Notes to Financial Statements

DIVERSIFIED INCOME & CONVERTIBLE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2022
($ reported in thousands)
	Shares	Value

Chemicals—0.6%
DuPont de Nemours, Inc.	13,615	$ 833
Sherwin-Williams Co. (The)	2,665	645
		1,478

Commercial Services & Supplies—0.6%
Waste Management, Inc.	8,915	1,467
Communications Equipment—0.3%
Cisco Systems, Inc.	16,520	750
Electric Utilities—0.7%
Exelon Corp.	35,935	1,671
Electrical Equipment—0.2%
Generac Holdings, Inc.(7)	2,070	555
Energy Equipment & Services—0.7%
Schlumberger N.V.(9)	41,735	1,545
Entertainment—0.0%
LiveStyle, Inc. (4)(5)(6)(7)(8)	13,574	— (10)
Equity Real Estate Investment—0.6%
American Tower Corp.(9)	4,875	1,320
Food & Staples Retailing—0.8%
Costco Wholesale Corp.(9)	3,340	1,808
Healthcare Equipment & Supplies—0.9%
Abbott Laboratories	7,550	822
Dexcom, Inc.(7)	5,320	436
Intuitive Surgical, Inc.(7)(9)	3,675	846
		2,104

Healthcare Providers & Services—1.3%
McKesson Corp.(9)	2,880	984
UnitedHealth Group, Inc.(9)	3,787	2,054
		3,038

Hotels, Restaurants & Leisure—1.3%
Booking Holdings, Inc.(7)(9)	700	1,355
Chipotle Mexican Grill, Inc. Class A(7)(9)	605	946
MGM Resorts International	23,125	757
		3,058

Insurance—0.4%
Aon plc Class A(9)	3,175	924
Interactive Media & Services—2.3%
Alphabet, Inc. Class A(7)	37,300	4,339
Meta Platforms, Inc. Class A(7)	6,135	976
		5,315

Internet & Direct Marketing Retail—1.6%
Amazon.com, Inc.(7)(9)	26,945	3,636
	Shares	Value

IT Services—2.1%
Accenture plc Class A(9)	5,220	$ 1,599
EPAM Systems, Inc.(7)	1,062	371
Mastercard, Inc. Class A(9)	4,380	1,549
Visa, Inc. Class A	7,100	1,506
		5,025

Life Sciences Tools & Services—1.0%
IQVIA Holdings, Inc.(7)	4,935	1,186
Thermo Fisher Scientific, Inc.	2,045	1,224
		2,410

Machinery—0.2%
Deere & Co.	1,565	537
Multiline Retail—0.2%
Target Corp.	2,770	453
Oil, Gas & Consumable Fuels—1.0%
ConocoPhillips (9)	11,270	1,098
Devon Energy Corp.(9)	18,215	1,145
		2,243

Pharmaceuticals—1.0%
Eli Lilly & Co.(9)	4,545	1,499
Zoetis, Inc. Class A	4,685	855
		2,354

Road & Rail—0.7%
Union Pacific Corp.	7,160	1,627
Semiconductors & Semiconductor Equipment—2.1%
Enphase Energy, Inc.(7)(9)	4,560	1,296
Lam Research Corp.	2,035	1,019
Marvell Technology, Inc.(9)	10,735	598
Micron Technology, Inc.(9)	16,235	1,004
NVIDIA Corp.	5,430	986
		4,903

Software—4.4%
Adobe, Inc. (7)	720	295
Atlassian Corp. plc Class A(7)(9)	2,720	569
Crowdstrike Holdings, Inc. Class A(7)(9)	5,615	1,031
Intuit, Inc.(9)	2,970	1,355
Microsoft Corp.(9)	19,656	5,518
Salesforce, Inc.(7)	2,320	427
ServiceNow, Inc.(7)(9)	2,290	1,023
		10,218

Specialty Retail—0.9%
Home Depot, Inc. (The)(9)	5,100	1,535
TJX Cos., Inc. (The)	9,270	567
		2,102

Technology Hardware, Storage & Peripherals—2.3%
Apple, Inc.	33,805	5,494

See Notes to Financial Statements

DIVERSIFIED INCOME & CONVERTIBLE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2022
($ reported in thousands)
	Shares	Value

Textiles, Apparel & Luxury Goods—0.4%
NIKE, Inc. Class B	7,310	$ 840
Total Common Stocks (Identified Cost $87,785)		79,026

Warrant—0.0%
Banks—0.0%
CCF Holdings LLC(6)(7)	363,920	40
Total Warrant (Identified Cost $—)		40

	Par Value
Convertible Bonds and Notes—75.0%
Airlines—1.6%
American Airlines Group, Inc. 6.500%, 7/1/25	$ 775	865
Southwest Airlines Co. 1.250%, 5/1/25(1)	2,215	2,801
		3,666

Auto Manufacturers—1.1%
Ford Motor Co. 0.000%, 3/15/26(1)	2,050	2,183
Lucid Group, Inc. 144A 1.250%, 12/15/26(2)	640	402
		2,585

Banks—1.4%
Barclays Bank plc 0.000%, 2/18/25	1,185	1,270
BofA Finance LLC 0.600%, 5/25/27	2,010	2,011
		3,281

Biotechnology—3.9%
BioMarin Pharmaceutical, Inc.
0.599%, 8/1/24	120	120
1.250%, 5/15/27	2,145	2,154
Cytokinetics, Inc. 144A 3.500%, 7/1/27(2)	1,040	1,130
Global Blood Therapeutics, Inc. 144A 1.875%, 12/15/28(2)	550	667
Halozyme Therapeutics, Inc. 0.250%, 3/1/27	3,800	3,553
Sarepta Therapeutics, Inc. 1.500%, 11/15/24(1)	995	1,455
		9,079

Commercial Services—6.5%
Block, Inc.
0.125%, 3/1/25	2,170	2,216
0.000%, 5/1/26(1)	1,725	1,427
0.250%, 11/1/27(1)	2,080	1,662
Chegg, Inc. 0.125%, 3/15/25	2,855	2,460
	Par Value	Value

Commercial Services—continued
Euronet Worldwide, Inc. 0.750%, 3/15/49	$ 975	$ 954
Repay Holdings Corp. 144A 0.000%, 2/1/26(2)	1,350	1,043
Shift4 Payments, Inc.
0.000%, 12/15/25(1)	1,575	1,353
144A 0.500%, 8/1/27(2)	2,440	1,751
Stride, Inc. 1.125%, 9/1/27(1)	2,320	2,427
		15,293

Computers—4.3%
CyberArk Software Ltd. 0.000%, 11/15/24	1,000	1,078
KBR, Inc. 2.500%, 11/1/23	850	1,800
Lumentum Holdings, Inc.
0.500%, 12/15/26(1)	2,210	2,440
144A 0.500%, 6/15/28(2)	1,085	999
Pure Storage, Inc. 0.125%, 4/15/23(1)	1,195	1,413
Rapid7, Inc. 0.250%, 3/15/27	1,390	1,250
Zscaler, Inc. 0.125%, 7/1/25(1)	960	1,189
		10,169

Cosmetics & Personal Care—0.6%
Beauty Health Co. (The) 144A 1.250%, 10/1/26(2)	1,710	1,417
Diversified Financial Services—1.5%
Hannon Armstrong Sustainable Infrastructure Capital, Inc. 0.000%, 8/15/23	1,380	1,314
JPMorgan Chase Financial Co., LLC 0.500%, 6/15/27	1,955	2,118
		3,432

Electronics—0.4%
II-VI, Inc. 0.250%, 9/1/22	780	877
Energy-Alternate Sources—2.0%
Enphase Energy, Inc.
0.000%, 3/1/26(1)	2,700	3,235
0.000%, 3/1/28(1)	1,275	1,573
		4,808

Entertainment—2.7%
Live Nation Entertainment, Inc. 2.000%, 2/15/25(1)	3,615	4,054
Vail Resorts, Inc. 0.000%, 1/1/26(1)	2,535	2,305
		6,359

See Notes to Financial Statements

DIVERSIFIED INCOME & CONVERTIBLE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2022
($ reported in thousands)
	Par Value	Value

Equity Real Estate Investment Trusts (REITs)—2.6%
Apollo Commercial Real Estate Finance, Inc. 4.750%, 8/23/22	$ 3,755	$ 3,741
HAT Holdings I LLC 144A 0.000%, 5/1/25(2)	830	770
Pebblebrook Hotel Trust 1.750%, 12/15/26(1)	1,620	1,602
		6,113

Healthcare-Products—2.2%
CONMED Corp. 144A 2.250%, 6/15/27(2)	870	833
Envista Holdings Corp. 2.375%, 6/1/25	260	519
Insulet Corp. 0.375%, 9/1/26(1)	1,185	1,486
Natera, Inc. 2.250%, 5/1/27	230	334
Novocure Ltd. 0.000%, 11/1/25	780	674
Tandem Diabetes Care, Inc. 144A 1.500%, 5/1/25(2)	1,385	1,345
		5,191

Healthcare-Services—0.6%
Elevance Health, Inc. 2.750%, 10/15/42	205	1,390
Internet—11.4%
Airbnb, Inc. 0.000%, 3/15/26(1)	1,000	870
Booking Holdings, Inc. 0.750%, 5/1/25(1)	1,125	1,500
Etsy, Inc. 0.250%, 6/15/28(1)	4,025	3,244
Expedia Group, Inc. 0.000%, 2/15/26(1)	1,550	1,408
Okta, Inc. 0.125%, 9/1/25	2,310	2,146
Palo Alto Networks, Inc.
0.750%, 7/1/23(1)	910	1,719
0.375%, 6/1/25(1)	1,980	3,433
Perficient, Inc. 144A 0.125%, 11/15/26(2)	2,200	1,872
Shopify, Inc. 0.125%, 11/1/25	1,440	1,236
Snap, Inc. 144A 0.125%, 3/1/28(2)	4,870	3,275
TechTarget, Inc. 144A 0.000%, 12/15/26(2)	1,970	1,590
Uber Technologies, Inc. 0.000%, 12/15/25	3,185	2,645
Zillow Group, Inc. 2.750%, 5/15/25	1,800	1,750
		26,688

Leisure Time—1.8%
NCL Corp., Ltd. 144A 1.125%, 2/15/27(1)(2)	3,435	2,338
	Par Value	Value

Leisure Time—continued
Royal Caribbean Cruises Ltd.
4.250%, 6/15/23	$ 810	$ 792
2.875%, 11/15/23(1)	1,190	1,103
		4,233

Machinery-Diversified—0.9%
Chart Industries, Inc. 144A 1.000%, 11/15/24(1)(2)	425	1,430
Middleby Corp. (The) 1.000%, 9/1/25(1)	480	597
		2,027

Media—4.9%
DISH Network Corp. 0.000%, 12/15/25(1)	3,585	2,538
Liberty Broadband Corp.
144A 1.250%, 9/30/50(2)	2,995	2,785
144A 2.750%, 9/30/50(2)	2,240	2,139
Liberty Media Corp. 1.375%, 10/15/23(1)	1,335	1,684
Liberty Media Corp-Liberty Formula One 1.000%, 1/30/23	320	588
World Wrestling Entertainment, Inc. 3.375%, 12/15/23	600	1,682
		11,416

Mining—2.1%
Lithium Americas Corp. 144A 1.750%, 1/15/27(2)	1,635	1,425
Livent Corp. 4.125%, 7/15/25	220	647
MP Materials Corp. 144A 0.250%, 4/1/26(1)(2)	2,030	2,041
SSR Mining, Inc. 2.500%, 4/1/39	680	767
		4,880

Oil, Gas & Consumable Fuels—1.9%
EQT Corp. 1.750%, 5/1/26(1)	525	1,573
Pioneer Natural Resources Co. 0.250%, 5/15/25(1)	1,290	2,962
		4,535

Pharmaceuticals—3.7%
Dexcom, Inc. 0.250%, 11/15/25(1)	4,410	4,170
Jazz Investments I Ltd. 2.000%, 6/15/26(1)	3,165	3,774
Pacira BioSciences, Inc. 0.750%, 8/1/25	650	670
		8,614

Semiconductors—3.7%
Impinj, Inc. 144A 1.125%, 5/15/27(2)	945	954

See Notes to Financial Statements

DIVERSIFIED INCOME & CONVERTIBLE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2022
($ reported in thousands)
	Par Value	Value

Semiconductors—continued
MACOM Technology Solutions Holdings, Inc. 0.250%, 3/15/26(1)	$ 1,935	$ 1,893
Microchip Technology, Inc. 0.125%, 11/15/24(1)	1,915	1,983
ON Semiconductor Corp. 0.000%, 5/1/27(1)	680	950
Silicon Laboratories, Inc. 0.625%, 6/15/25(1)	490	656
Wolfspeed, Inc. 144A 0.250%, 2/15/28(2)	2,420	2,297
		8,733

Software—11.9%
Akamai Technologies, Inc. 0.125%, 5/1/25	1,495	1,715
Avalara, Inc. 144A 0.250%, 8/1/26(2)	1,270	1,083
Bill.com Holdings, Inc.
0.000%, 12/1/25(1)	650	730
144A 0.000%, 4/1/27(2)	2,230	1,813
Box, Inc. 0.000%, 1/15/26	1,155	1,426
Cloudflare, Inc. 144A 0.000%, 8/15/26(2)	5,150	4,210
Confluent, Inc. 144A 0.000%, 1/15/27(2)	1,510	1,125
Coupa Software, Inc. 0.125%, 6/15/25	2,345	2,040
Datadog, Inc. 0.125%, 6/15/25(1)	535	705
Evolent Health, Inc. 1.500%, 10/15/25	2,075	2,484
Jamf Holding Corp. 144A 0.125%, 9/1/26(1)(2)	1,670	1,414
MongoDB, Inc. 0.250%, 1/15/26(1)	735	1,185
Splunk, Inc.
0.500%, 9/15/23(1)	2,475	2,456
1.125%, 9/15/25	1,025	1,028
1.125%, 6/15/27	420	360
Tyler Technologies, Inc. 0.250%, 3/15/26(1)	2,135	2,224
Unity Software, Inc. 144A 0.000%, 11/15/26(1)(2)	2,650	1,975
		27,973

Telecommunications—0.5%
Viavi Solutions, Inc. 1.000%, 3/1/24(1)	1,090	1,313
Transportation—0.8%
Air Transport Services Group, Inc. 1.125%, 10/15/24	1,665	1,886
Total Convertible Bonds and Notes (Identified Cost $187,731)		175,958

Total Long-Term Investments—138.8% (Identified Cost $350,041)		325,891

	Shares	Value
Short-Term Investment—7.8%
Money Market Mutual Fund—7.8%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.728%)(11)	18,212,069	$ 18,212
Total Short-Term Investment (Identified Cost $18,212)		18,212

TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS—146.6% (Identified Cost $368,253)		344,103

Written Options—(0.0)%
(See open written options schedule)
Total Written Options (Premiums Received $67)	(95)

TOTAL INVESTMENTS, NET OF WRITTEN OPTIONS—146.6% (Identified Cost $368,186)	$ 344,008
Other assets and liabilities, net—(46.6)%	(109,308)
NET ASSETS—100.0%	$ 234,700

Abbreviations:
EV	Enterprise Value
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
REIT	Real Estate Investment Trust
S&P	Standard & Poor’s
SOFR	Secured Overnight Financing Rate

Footnote Legend:
(1)	All or a portion of the security is segregated as collateral for margin loan financing. The value of securities segregated as collateral is $107,497.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2022, these securities amounted to a value of $80,683 or 34.4% of net assets.
(3)	Variable rate security. Rate disclosed is as of July 31, 2022. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(4)	For the period of February 1, 2022 through March 1, 2022, a member of the Fund’s portfolio management team was a member of the board of directors of LiveStyle, Inc.
(5)	Affiliated investment. See Note 4G in Notes to Financial Statements.
(6)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(7)	Non-income producing.
(8)	Security is restricted from resale.
(9)	All or a portion of the security is segregated as collateral for written options.
(10)	Amount is less than $500.

For information regarding the abbreviations, see the Key Investment Terms starting on page 18.
See Notes to Financial Statements

DIVERSIFIED INCOME & CONVERTIBLE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2022
($ reported in thousands)
(11)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings†
United States	93%
Bermuda	2
Canada	2
United Kingdom	2
Liberia	1
Total	100%
† % of total investments, net of written options, as of July 31, 2022.
Open written options contracts as of July 31, 2022 were as follows:
Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options(2)
AbbVie, Inc.	(35)	$ (586)	$ 167.50	08/19/22	$(—) (3)
Accenture plc	(21)	(641)	305.00	08/19/22	(15)
Amazon.com, Inc.	(135)	(2,126)	157.50	08/19/22	(3)
American Tower Corp.	(30)	(840)	280.00	08/19/22	(8)
Aon plc	(12)	(360)	300.00	08/19/22	(5)
Apple, Inc.	(100)	(1,775)	177.50	08/19/22	(1)
Atlassian Corp. plc	(5)	(140)	280.00	08/19/22	(—) (3)
Booking Holdings, Inc.	(4)	(1,000)	2,500.00	08/19/22	(—) (3)
Charles Schwab Corp. (The)	(30)	(218)	72.50	08/19/22	(2)
Chipotle Mexican Grill, Inc.	(2)	(342)	1,710.00	08/19/22	(1)
CME Group, Inc.	(15)	(360)	240.00	08/19/22	—
ConocoPhillips	(70)	(735)	105.00	08/19/22	(7)
Costco Wholesale Corp.	(20)	(1,140)	570.00	08/19/22	(5)
Crowdstrike Holdings, Inc.	(17)	(400)	235.00	08/19/22	(—) (3)
Devon Energy Corp.	(90)	(630)	70.00	08/19/22	(8)
Eli Lilly & Co.	(28)	(1,022)	365.00	08/19/22	(3)
Enphase Energy, Inc.	(33)	(1,089)	330.00	08/19/22	(14)
Home Depot, Inc. (The)	(1)	(34)	340.00	08/19/22	(—) (3)
Horizon Therapeutics plc	(27)	(270)	100.00	08/19/22	(1)
Intuit, Inc.	(8)	(400)	500.00	08/19/22	(2)
Intuitive Surgical, Inc.	(14)	(364)	260.00	08/19/22	(1)
Marvell Technology, Inc.	(50)	(325)	65.00	08/19/22	(1)
Mastercard, Inc.	(28)	(1,078)	385.00	08/19/22	(2)
McKesson Corp.	(1)	(38)	380.00	08/19/22	(—) (3)
Micron Technology, Inc.	(23)	(184)	80.00	08/19/22	(—) (3)
Microsoft Corp.	(36)	(1,116)	310.00	08/19/22	(1)
Schlumberger N.V.	(210)	(840)	40.00	08/19/22	(10)
ServiceNow, Inc.	(9)	(513)	570.00	08/19/22	(—) (3)
UnitedHealth Group, Inc.	(25)	(1,437)	575.00	08/19/22	(3)
					(93)
Put Options
Costco Wholesale Corp.	(10)	(445)	445.00	08/19/22	(—) (3)
Mastercard, Inc.	(10)	(305)	305.00	08/19/22	(1)
Visa, Inc.	(20)	(370)	185.00	08/19/22	(1)
					(2)
Total Written Options					$(95)

Footnote Legend:
(1)	Strike price not reported in thousands.
(2)	Exchange-traded options.
(3)	Amount is less than $500.
See Notes to Financial Statements

DIVERSIFIED INCOME & CONVERTIBLE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2022
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of July 31, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at July 31, 2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Corporate Bonds and Notes	$ 45,330	$ —	$ 45,330	$ —
Leveraged Loans	372	—	372	—
Convertible Bonds and Notes	175,958	—	175,958	—
Equity Securities:
Common Stocks	79,026	78,652	—	374
Convertible Preferred Stocks	24,787	20,826	3,961	—
Preferred Stocks	378	—	—	378 (1)
Warrant	40	—	—	40
Money Market Mutual Fund	18,212	18,212	—	—
Total Investments, Before Written Options	344,103	117,690	225,621	792
Liabilities:
Other Financial Instruments:
Written Options	(95)	(95)	—	—
Total Investments, Net of Written Options	$344,008	$117,595	$225,621	$792

(1)	Includes internally fair valued securities currently priced at zero ($0).
There were no transfers into or out of Level 3 related to securities held at July 31, 2022.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Common Stocks	Preferred Stocks	Warrants
Investments in Securities
Balance as of January 31, 2022:	$ 1,011	$ 549	$ 378 (a)	$ 84
Net change in unrealized appreciation (depreciation)(b)	(219)	(175)	—	(44)
Balance as of July 31, 2022	$ 792	$ 374	$ 378 (a)	$ 40
(a) Includes internally fair valued security currently priced at zero ($0).
(b) The net change in unrealized appreciation (depreciation) on investments still held at July 31, 2022, was $ (219).
See Notes to Financial Statements

DIVERSIFIED INCOME & CONVERTIBLE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2022
($ reported in thousands)
The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at July 31, 2022:
Investments in Securities – Assets	Ending Balance at July 31, 2022	Valuation Technique Used	Unobservable Inputs	Input Values
Preferred Stock:
LiveStyle, Inc. Series B	$378	Market and Company Comparables	EV Multiples	1.41x (0.26x - 3.02x)
			Illiquidity Discount	-75% - 30%

Common Stocks:
CCF Holdings LLC	$308	Market and Company Comparables	EV Multiples	1.05x (0.59x - 1.52x)
				0.61x (0.37x - 0.87x)
			Illiquidity Discount	20%

CCF Holdings LLC Class M	$ 66	Market and Company Comparables	EV Multiples	1.05x (0.59x - 1.52x)
				0.61x (0.37x - 0.87x)
			Illiquidity Discount	20%

LiveStyle, Inc.	$ —(1)	Market and Company Comparables	EV Multiples	1.41x (0.26x - 3.02x)
			Illiquidity Discount	-75% - 30%

Warrant:
CCF Holdings LLC	$ 40	Market and Company Comparables	EV Multiples	1.05x (0.59x - 1.52x)
				0.61x (0.37x - 0.87x)
			Illiquidity Discount	20%
		Black-Scholes Model	Volatility	50.96%

(1) Amount is less than $500.
See Notes to Financial Statements

DIVIDEND, INTEREST & PREMIUM STRATEGY FUND
SCHEDULE OF INVESTMENTS (Unaudited)
July 31, 2022
($ reported in thousands)
	Par Value	Value
Corporate Bonds and Notes—0.0%
Oil, Gas & Consumable Fuels—0.0%
Cobalt International Energy, Inc. 7.750%, 12/1/23(1)(2)	$ 4,647	$ 67
Total Corporate Bonds and Notes (Identified Cost $1,844)		67

	Shares
Convertible Preferred Stocks—3.8%
Auto Components—0.1%
Aptiv plc Series A, 5.500%	12,200	1,480
Banks—0.7%
Bank of America Corp. Series L, 7.250%	3,285	4,087
Wells Fargo & Co. Series L, 7.500%	4,465	5,666
		9,753

Capital Markets—0.1%
KKR & Co., Inc. Series C, 6.000%	22,070	1,545
Commercial Services & Supplies—0.1%
GFL Environmental, Inc., 6.000%	24,395	1,543
Diversified Financial Services—0.1%
Chewy, Inc. 2020 Mandatory Exchangeable Trust 144A, 6.500%(3)	1,585	1,477
Electric Utilities—0.6%
NextEra Energy, Inc., 5.279%	73,085	3,833
NextEra Energy, Inc., 6.219%	90,705	4,797
		8,630

Electronic Equipment, Instruments & Components—0.1%
II-VI, Inc. Series A, 6.000%	4,235	952
Healthcare Equipment & Supplies—0.2%
Boston Scientific Corp. Series A, 5.500%	27,940	3,040
Life Sciences Tools & Services—0.6%
Danaher Corp. Series B, 5.000%	5,360	8,157
Pharmaceuticals—0.1%
Elanco Animal Health, Inc., 5.000%	38,480	1,262
Professional Services—0.1%
Clarivate plc Series A, 5.250%	21,895	1,305
Semiconductors & Semiconductor Equipment—0.7%
Broadcom, Inc. Series A, 8.000%	5,255	8,817
	Shares	Value

Telecommunications—0.3%
T-Mobile US 2020 Cash Mandatory Exchangeable Trust 144A, 5.250%(3)	3,695	$ 4,430
Total Convertible Preferred Stocks (Identified Cost $51,261)		52,391

Common Stocks—77.3%
Air Freight & Logistics—1.1%
FedEx Corp.	63,828	14,878
Automobiles—0.4%
Ferrari N.V.	24,357	5,145
Banks—5.4%
Citigroup, Inc.	448,906	23,298
First Republic Bank	71,628	11,655
JPMorgan Chase & Co.(4)	339,247	39,135
		74,088

Biotechnology—0.6%
Amgen, Inc.	33,982	8,410
Building Products—0.9%
Lennox International, Inc.	52,914	12,674
Capital Markets—3.4%
Broadridge Financial Solutions, Inc.	54,459	8,743
Intercontinental Exchange, Inc.	104,716	10,680
Morgan Stanley	127,824	10,776
MSCI, Inc. Class A	23,256	11,194
Nasdaq, Inc.	32,615	5,900
		47,293

Chemicals—1.4%
Air Products & Chemicals, Inc.	43,013	10,677
Celanese Corp.	78,841	9,265
		19,942

Commercial Services & Supplies—0.4%
Cintas Corp.	14,065	5,985
Consumer Finance—0.4%
American Express Co.	35,427	5,456
Containers & Packaging—0.8%
Ball Corp.	143,215	10,515
Distributors—0.8%
Pool Corp.	29,192	10,442
Diversified Telecommunication Services—0.3%
Verizon Communications, Inc.	95,847	4,427
Electric Utilities—0.8%
NextEra Energy, Inc.(4)	132,612	11,204
See Notes to Financial Statements

DIVIDEND, INTEREST & PREMIUM STRATEGY FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2022
($ reported in thousands)
	Shares	Value

Electrical Equipment—0.8%
AMETEK, Inc.	86,021	$ 10,624
Equity Real Estate Investment—5.4%
Alexandria Real Estate Equities, Inc.	73,336	12,158
American Tower Corp.	119,010	32,231
Crown Castle International Corp.	57,196	10,333
Equinix, Inc.	14,376	10,117
Sun Communities, Inc.	58,042	9,517
		74,356

Food & Staples Retailing—1.2%
Costco Wholesale Corp.	10,226	5,535
Walmart, Inc.	80,239	10,596
		16,131

Healthcare Equipment & Supplies—1.4%
ResMed, Inc.	47,282	11,372
Stryker Corp.	36,880	7,920
		19,292

Healthcare Providers & Services—0.7%
Chemed Corp.	19,865	9,557
Healthcare Technology—1.0%
Veeva Systems, Inc. Class A(5)	59,008	13,193
Hotels, Restaurants & Leisure—2.7%
Domino’s Pizza, Inc.	26,524	10,400
McDonald’s Corp.	40,737	10,729
Starbucks Corp.	137,088	11,622
Wingstop, Inc.	33,079	4,174
		36,925

Household Durables—0.8%
DR Horton, Inc.	149,261	11,647
Industrial Conglomerates—0.8%
Honeywell International, Inc.	59,688	11,488
Insurance—1.2%
Kinsale Capital Group, Inc.	30,931	7,523
Willis Towers Watson plc	44,320	9,171
		16,694

Interactive Media & Services—2.2%
Alphabet, Inc. Class A(5)	128,860	14,989
Alphabet, Inc. Class C(5)	87,540	10,211
Meta Platforms, Inc. Class A(5)	29,417	4,680
		29,880

Internet & Direct Marketing Retail—1.7%
Amazon.com, Inc.(4)(5)	176,920	23,875
IT Services—3.1%
Mastercard, Inc. Class A	89,578	31,692
	Shares	Value

IT Services—continued
Visa, Inc. Class A	51,287	$ 10,878
		42,570

Life Sciences Tools & Services—4.4%
Agilent Technologies, Inc.	86,156	11,554
Avantor, Inc.(5)	119,406	3,465
Danaher Corp.	38,458	11,209
Repligen Corp.(5)	61,711	13,167
Thermo Fisher Scientific, Inc.(4)	18,977	11,356
West Pharmaceutical Services, Inc.	28,174	9,679
		60,430

Machinery—2.9%
Cummins, Inc.	50,049	11,076
Stanley Black & Decker, Inc.	191,544	18,643
Toro Co. (The)	126,755	10,900
		40,619

Oil, Gas & Consumable Fuels—0.9%
Phillips 66	133,368	11,870
Personal Products—0.8%
Estee Lauder Cos., Inc. (The) Class A	40,969	11,189
Pharmaceuticals—1.9%
Merck & Co., Inc.	111,292	9,943
Zoetis, Inc. Class A	88,911	16,231
		26,174

Professional Services—0.7%
TransUnion	118,295	9,372
Road & Rail—1.2%
Norfolk Southern Corp.	42,876	10,769
Union Pacific Corp.	22,893	5,204
		15,973

Semiconductors & Semiconductor Equipment—7.0%
Advanced Micro Devices, Inc.(5)	111,060	10,492
ASML Holding N.V. Registered Shares	27,279	15,670
Broadcom, Inc.	17,502	9,372
KLA Corp.	34,388	13,189
Lam Research Corp.	23,037	11,530
NVIDIA Corp.	79,940	14,520
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	109,428	9,682
Texas Instruments, Inc.	65,470	11,712
		96,167

Software—8.9%
Adobe, Inc. (5)	53,276	21,849
Cadence Design Systems, Inc.(5)	54,837	10,204
Intuit, Inc.	24,605	11,224
Microsoft Corp.(4)	156,910	44,051
Roper Technologies, Inc.	13,428	5,864
Salesforce, Inc.(5)	125,428	23,081

See Notes to Financial Statements

DIVIDEND, INTEREST & PREMIUM STRATEGY FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2022
($ reported in thousands)
	Shares	Value

Software—continued
Synopsys, Inc.(5)	17,817	$ 6,548
		122,821

Specialty Retail—3.8%
Best Buy Co., Inc.	114,108	8,785
Home Depot, Inc. (The)(4)	108,743	32,725
Ross Stores, Inc.	133,736	10,868
		52,378

Technology Hardware, Storage & Peripherals—3.1%
Apple, Inc.(4)	264,633	43,005
Textiles, Apparel & Luxury Goods—1.2%
Lululemon Athletica, Inc.(5)	20,439	6,346
NIKE, Inc. Class B(4)	87,066	10,006
		16,352

Water Utilities—0.8%
American Water Works Co., Inc.(4)	67,302	10,461
Total Common Stocks (Identified Cost $992,135)		1,063,502

Warrant—0.0%
Oil, Gas & Consumable Fuels—0.0%
Nabors Industries Ltd.(5)	876	29
Total Warrant (Identified Cost $—)		29

	Par Value
Convertible Bonds and Notes—16.5%
Airlines—0.4%
American Airlines Group, Inc. 6.500%, 7/1/25	$ 815	909
Southwest Airlines Co. 1.250%, 5/1/25	3,100	3,920
		4,829

Auto Manufacturers—0.4%
Ford Motor Co. 0.000%, 3/15/26	2,870	3,056
Lucid Group, Inc. 144A 1.250%, 12/15/26(3)	935	587
NIO, Inc. 0.000%, 2/1/26	2,110	1,790
		5,433

Banks—0.7%
Barclays Bank plc 0.000%, 2/18/25	1,655	1,774
BofA Finance LLC
0.125%, 9/1/22	1,830	1,825
0.600%, 5/25/27	4,085	4,087
	Par Value	Value

Banks—continued
JPMorgan Chase Bank NA 144A 0.125%, 1/1/23(3)	$ 1,875	$ 1,846
		9,532

Biotechnology—0.7%
BioMarin Pharmaceutical, Inc.
0.599%, 8/1/24	910	910
1.250%, 5/15/27	1,880	1,888
Bridgebio Pharma, Inc. 2.250%, 2/1/29	2,165	945
Guardant Health, Inc. 0.000%, 11/15/27	1,570	1,102
Halozyme Therapeutics, Inc. 0.250%, 3/1/27	2,845	2,660
Insmed, Inc. 0.750%, 6/1/28	665	590
Livongo Health, Inc. 0.875%, 6/1/25	1,715	1,474
		9,569

Commercial Services—0.8%
Affirm Holdings, Inc. 144A 0.000%, 11/15/26(3)	3,685	2,250
Block, Inc.
0.125%, 3/1/25	880	899
0.000%, 5/1/26	2,435	2,014
0.250%, 11/1/27	2,905	2,322
Chegg, Inc. 0.125%, 3/15/25	1,500	1,292
Shift4 Payments, Inc.
0.000%, 12/15/25	1,155	992
144A 0.500%, 8/1/27(3)	2,625	1,883
		11,652

Computers—0.5%
3D Systems Corp. 144A 0.000%, 11/15/26(3)	1,060	787
Lumentum Holdings, Inc. 0.500%, 12/15/26	2,685	2,964
Pure Storage, Inc. 0.125%, 4/15/23	830	982
Rapid7, Inc. 0.250%, 3/15/27	540	486
Zscaler, Inc. 0.125%, 7/1/25	1,360	1,684
		6,903

Cosmetics & Personal Care—0.1%
Beauty Health Co. (The) 144A 1.250%, 10/1/26(3)	1,880	1,558
Diversified Financial Services—0.6%
Coinbase Global, Inc. 0.500%, 6/1/26	3,500	2,130
JPMorgan Chase Financial Co., LLC 0.500%, 6/15/27	2,795	3,028
SoFi Technologies, Inc. 144A 0.000%, 10/15/26(3)	3,180	2,226

See Notes to Financial Statements

DIVIDEND, INTEREST & PREMIUM STRATEGY FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2022
($ reported in thousands)
	Par Value	Value

Diversified Financial Services—continued
Upstart Holdings, Inc. 144A 0.250%, 8/15/26(3)	$ 1,880	$ 1,032
		8,416

Electronics—0.1%
II-VI, Inc. 0.250%, 9/1/22	1,090	1,225
Energy-Alternate Sources—0.5%
Enphase Energy, Inc.
0.000%, 3/1/26	1,550	1,857
0.000%, 3/1/28	2,335	2,882
SolarEdge Technologies, Inc. 0.000%, 9/15/25	1,780	2,610
		7,349

Entertainment—0.4%
DraftKings Holdings, Inc. 0.000%, 3/15/28	2,730	1,641
Live Nation Entertainment, Inc. 2.000%, 2/15/25	985	1,104
Vail Resorts, Inc. 0.000%, 1/1/26	2,540	2,310
		5,055

Equity Real Estate Investment Trusts (REITs)—0.2%
Pebblebrook Hotel Trust 1.750%, 12/15/26	2,255	2,229
Healthcare-Products—0.5%
Exact Sciences Corp.
0.375%, 3/15/27	1,285	995
0.375%, 3/1/28	605	437
Insulet Corp. 0.375%, 9/1/26	1,660	2,082
Novocure Ltd. 0.000%, 11/1/25	1,580	1,364
Omnicell, Inc. 0.250%, 9/15/25	1,230	1,530
		6,408

Healthcare-Services—0.4%
Elevance Health, Inc. 2.750%, 10/15/42	395	2,679
Oak Street Health, Inc. 0.000%, 3/15/26	2,675	2,133
		4,812

Internet—3.3%
Airbnb, Inc. 0.000%, 3/15/26	1,450	1,261
Booking Holdings, Inc. 0.750%, 5/1/25	1,570	2,094
Etsy, Inc.
0.125%, 9/1/27	2,790	2,508
0.250%, 6/15/28	2,935	2,366
Expedia Group, Inc. 0.000%, 2/15/26	3,505	3,183
	Par Value	Value

Internet—continued
Lyft, Inc. 1.500%, 5/15/25	$ 1,405	$ 1,216
Mandiant, Inc. 0.875%, 6/1/24	430	479
Match Group Financeco 2, Inc. 144A 0.875%, 6/15/26(3)	2,705	2,927
Okta, Inc. 0.375%, 6/15/26	2,975	2,535
Palo Alto Networks, Inc. 0.375%, 6/1/25	3,830	6,641
Sea Ltd. 0.250%, 9/15/26	3,790	2,797
Shopify, Inc. 0.125%, 11/1/25	2,015	1,730
Snap, Inc.
0.000%, 5/1/27	4,540	3,201
144A 0.125%, 3/1/28(3)	2,155	1,449
Spotify USA, Inc. 0.000%, 3/15/26	2,845	2,324
Uber Technologies, Inc. 0.000%, 12/15/25	4,475	3,716
Wayfair, Inc. 0.625%, 10/1/25	3,060	2,073
Zillow Group, Inc. 2.750%, 5/15/25	2,550	2,479
		44,979

Leisure Time—0.5%
NCL Corp., Ltd. 144A 1.125%, 2/15/27(3)	3,980	2,708
Royal Caribbean Cruises Ltd.
4.250%, 6/15/23	2,490	2,436
2.875%, 11/15/23	1,625	1,506
		6,650

Machinery-Diversified—0.1%
Middleby Corp. (The) 1.000%, 9/1/25	1,215	1,511
Media—0.8%
DISH Network Corp.
0.000%, 12/15/25	2,230	1,578
3.375%, 8/15/26	2,785	1,982
Liberty Broadband Corp.
144A 1.250%, 9/30/50(3)	290	270
144A 2.750%, 9/30/50(3)	1,900	1,814
Liberty Media Corp.
1.375%, 10/15/23	1,870	2,359
144A 0.500%, 12/1/50(3)	2,960	3,542
		11,545

Metal Fabricate/Hardware—0.1%
Xometry, Inc. 144A 1.000%, 2/1/27(3)	1,190	1,075
Mining—0.1%
MP Materials Corp. 144A 0.250%, 4/1/26(3)	1,805	1,815

See Notes to Financial Statements

DIVIDEND, INTEREST & PREMIUM STRATEGY FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2022
($ reported in thousands)
	Par Value	Value

Oil, Gas & Consumable Fuels—0.5%
EQT Corp. 1.750%, 5/1/26	$ 525	$ 1,574
Pioneer Natural Resources Co. 0.250%, 5/15/25	2,025	4,649
		6,223

Pharmaceuticals—0.7%
Dexcom, Inc. 0.250%, 11/15/25	6,110	5,778
Jazz Investments I Ltd. 2.000%, 6/15/26	3,770	4,495
		10,273

Retail—0.1%
Burlington Stores, Inc. 2.250%, 4/15/25	1,830	1,876
Semiconductors—0.5%
MACOM Technology Solutions Holdings, Inc. 0.250%, 3/15/26	1,100	1,076
Microchip Technology, Inc. 0.125%, 11/15/24	3,806	3,941
Silicon Laboratories, Inc. 0.625%, 6/15/25	685	917
Wolfspeed, Inc. 144A 0.250%, 2/15/28(3)	1,010	959
		6,893

Software—3.5%
Akamai Technologies, Inc.
0.125%, 5/1/25	2,105	2,416
0.375%, 9/1/27	1,275	1,316
Alteryx, Inc. 0.500%, 8/1/24	2,170	1,907
Avalara, Inc. 144A 0.250%, 8/1/26(3)	2,790	2,379
Bentley Systems, Inc.
0.125%, 1/15/26	1,995	1,839
0.375%, 7/1/27	950	780
Bill.com Holdings, Inc. 144A 0.000%, 4/1/27(3)	4,235	3,443
Blackline, Inc. 0.000%, 3/15/26	1,115	914
Cloudflare, Inc. 144A 0.000%, 8/15/26(3)	4,040	3,303
Confluent, Inc. 144A 0.000%, 1/15/27(3)	2,125	1,583
Coupa Software, Inc.
0.125%, 6/15/25	1,375	1,196
0.375%, 6/15/26	4,655	3,717
Datadog, Inc. 0.125%, 6/15/25	540	711
DigitalOcean Holdings, Inc. 144A 0.000%, 12/1/26(3)	2,455	1,840
DocuSign, Inc. 0.000%, 1/15/24	1,765	1,644
Five9, Inc. 0.500%, 6/1/25	1,790	1,891
	Par Value	Value

Software—continued
MicroStrategy, Inc. 0.000%, 2/15/27	$ 2,285	$ 1,123
MongoDB, Inc. 0.250%, 1/15/26	1,060	1,709
Nutanix, Inc. 144A 0.250%, 10/1/27(3)	1,765	1,233
RingCentral, Inc. 0.000%, 3/1/25	3,075	2,533
Splunk, Inc.
0.500%, 9/15/23	930	923
1.125%, 6/15/27	3,930	3,370
Tyler Technologies, Inc. 0.250%, 3/15/26	1,490	1,552
Unity Software, Inc. 144A 0.000%, 11/15/26(3)	3,715	2,769
Workday, Inc. 0.250%, 10/1/22	2,045	2,213
		48,304

Transportation—0.0%
Air Transport Services Group, Inc. 1.125%, 10/15/24	530	600
Total Convertible Bonds and Notes (Identified Cost $267,365)		226,714

Total Long-Term Investments—97.6% (Identified Cost $1,312,605)		1,342,703

	Shares
Short-Term Investment—2.2%
Money Market Mutual Fund—2.2%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.728%)(6)	30,658,184	30,658
Total Short-Term Investment (Identified Cost $30,658)		30,658

TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS—99.8% (Identified Cost $1,343,263)		1,373,361

Written Options—(0.3)%
(See open written options schedule)
Total Written Options (Premiums Received $1,278)	(4,106)

TOTAL INVESTMENTS, NET OF WRITTEN OPTIONS—99.5% (Identified Cost $1,341,985)	$1,369,255
Other assets and liabilities, net—0.5%	6,585
NET ASSETS—100.0%	$1,375,840

See Notes to Financial Statements

DIVIDEND, INTEREST & PREMIUM STRATEGY FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2022
($ reported in thousands)
Abbreviations:
ADR	American Depositary Receipt
LLC	Limited Liability Company
MSCI	Morgan Stanley Capital International
NA	National Association
REIT	Real Estate Investment Trust

Footnote Legend:
(1)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(2)	Security in default; no interest payments are being received during the bankruptcy proceedings.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2022, these securities amounted to a value of $51,185 or 3.7% of net assets.
(4)	All or a portion of the security is segregated as collateral for written options. The value of securities segregated as collateral is $ 72,031.
(5)	Non-income producing.
(6)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
Country Weightings†
United States	95%
Netherlands	1
Taiwan	1
Canada	1
Ireland	1
Bermuda	1
Total	100%
† % of total investments, net of written options, as of July 31, 2022.
Open written options contracts as of July 31, 2022 were as follows:
Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options(2)
Adobe, Inc.	(106)	$(4,505)	$425.00	08/19/22	$ (70)
Adobe, Inc.	(53)	(2,359)	445.00	08/19/22	(11)
Advanced Micro Devices, Inc.	(166)	(1,494)	90.00	08/19/22	(127)
Advanced Micro Devices, Inc.	(222)	(2,109)	95.00	08/19/22	(105)
Agilent Technologies, Inc.	(258)	(3,483)	135.00	08/19/22	(95)
Alphabet, Inc.	(260)	(3,367)	129.50	08/19/22	(3)
Alphabet, Inc.	(180)	(2,232)	124.00	08/19/22	(10)
Alphabet, Inc.	(240)	(3,072)	128.00	08/19/22	(5)
Amazon.com, Inc.	(331)	(4,138)	125.00	08/19/22	(381)
American Tower Corp.	(357)	(9,996)	280.00	08/19/22	(89)
Apple, Inc.	(529)	(8,728)	165.00	08/19/22	(135)
Apple, Inc.	(396)	(6,732)	170.00	09/16/22	(109)
ASML Holding N.V.	(27)	(1,350)	500.00	08/19/22	(213)
ASML Holding N.V.	(68)	(3,536)	520.00	08/19/22	(376)
Best Buy Co., Inc.	(285)	(2,351)	82.50	08/19/22	(31)
Broadcom, Inc.	(61)	(3,447)	565.00	07/29/22	—
Cadence Design Systems, Inc.	(109)	(1,962)	180.00	08/19/22	(101)
Citigroup, Inc.	(448)	(2,352)	52.50	08/19/22	(52)
Citigroup, Inc.	(897)	(4,933)	55.00	08/19/22	(27)
Costco Wholesale Corp.	(40)	(2,300)	575.00	08/19/22	(6)
DR Horton, Inc.	(298)	(2,608)	87.50	08/19/22	(6)
FedEx Corp.	(127)	(3,302)	260.00	08/19/22	(3)
Home Depot, Inc. (The)	(163)	(5,216)	320.00	08/19/22	(31)
Home Depot, Inc. (The)	(217)	(7,161)	330.00	08/19/22	(15)
Honeywell International, Inc.	(179)	(3,401)	190.00	08/19/22	(94)
Intuit, Inc.	(73)	(3,139)	430.00	08/19/22	(208)
JPMorgan Chase & Co.	(339)	(4,237)	125.00	08/19/22	(7)
JPMorgan Chase & Co.	(678)	(8,814)	130.00	08/19/22	(3)
KLA Corp.	(85)	(3,145)	370.00	08/19/22	(197)
Lam Research Corp.	(80)	(3,800)	475.00	08/19/22	(280)
Lululemon Athletica, Inc.	(40)	(1,280)	320.00	08/19/22	(29)
Mastercard, Inc.	(89)	(3,204)	360.00	08/19/22	(53)
Mastercard, Inc.	(179)	(6,712)	375.00	08/19/22	(30)
McDonald’s Corp.	(81)	(2,268)	280.00	08/19/22	(2)
For information regarding the abbreviations, see the Key Investment Terms starting on page 18.
See Notes to Financial Statements

DIVIDEND, INTEREST & PREMIUM STRATEGY FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2022
($ reported in thousands)
Open written options contracts as of July 31, 2022 were as follows (continued):
Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options(2) (continued)
Merck & Co., Inc.	(445)	$(4,672)	$105.00	08/19/22	$ (1)
Meta Platforms, Inc.	(58)	(1,102)	190.00	08/19/22	(2)
Microsoft Corp.	(156)	(4,446)	285.00	08/19/22	(66)
Microsoft Corp.	(235)	(6,815)	290.00	08/19/22	(58)
Microsoft Corp.	(235)	(7,050)	300.00	09/16/22	(65)
Nasdaq, Inc.	(97)	(1,649)	170.00	08/19/22	(112)
NextEra Energy, Inc.	(464)	(3,944)	85.00	08/19/22	(82)
NIKE, Inc.	(87)	(1,001)	115.00	08/19/22	(29)
NIKE, Inc.	(217)	(2,604)	120.00	08/19/22	(28)
Norfolk Southern Corp.	(85)	(2,125)	250.00	08/19/22	(51)
NVIDIA Corp.	(119)	(2,083)	175.00	08/19/22	(149)
NVIDIA Corp.	(198)	(3,564)	180.00	08/19/22	(187)
Salesforce, Inc.	(125)	(2,375)	190.00	08/19/22	(46)
Salesforce, Inc.	(250)	(5,000)	200.00	08/19/22	(27)
Stanley Black & Decker, Inc.	(287)	(3,731)	130.00	08/19/22	(3)
Starbucks Corp.	(479)	(4,311)	90.00	08/19/22	(43)
Synopsys, Inc.	(35)	(1,260)	360.00	08/19/22	(61)
Taiwan Semiconductor Manufacturing Co. Ltd.	(164)	(1,476)	90.00	08/19/22	(32)
Taiwan Semiconductor Manufacturing Co. Ltd.	(218)	(2,071)	95.00	08/19/22	(11)
Thermo Fisher Scientific, Inc.	(56)	(3,360)	600.00	08/19/22	(79)
Union Pacific Corp.	(80)	(1,880)	235.00	08/19/22	(14)
Veeva Systems, Inc.	(88)	(2,024)	230.00	08/19/22	(37)
Veeva Systems, Inc.	(88)	(2,112)	240.00	08/19/22	(13)
Visa, Inc.	(153)	(3,519)	230.00	08/19/22	(6)
Total Written Options					$(4,106)

Footnote Legend:
(1)	Strike price not reported in thousands.
(2)	Exchange-traded options.
See Notes to Financial Statements

DIVIDEND, INTEREST & PREMIUM STRATEGY FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2022
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of July 31, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at July 31, 2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Corporate Bonds and Notes	$ 67	$ —	$ —	$67
Convertible Bonds and Notes	226,714	—	226,714	—
Equity Securities:
Common Stocks	1,063,502	1,063,502	—	—
Convertible Preferred Stocks	52,391	46,484	5,907	—
Warrant	29	29	—	—
Money Market Mutual Fund	30,658	30,658	—	—
Total Investments, Before Written Options	1,373,361	1,140,673	232,621	67
Liabilities:
Other Financial Instruments:
Written Options	(4,106)	(4,100)	(6) (1)	—
Total Investments, Net of Written Options	$1,369,255	$1,136,573	$232,615	$67

(1)	Includes internally fair valued securities currently priced at zero ($0).
There were no transfers into  or  out of Level 3 related to securities held at July 31, 2022.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the rollforward of Level 3 securities and assumptions are not shown for the period ended July 31, 2022.
See Notes to Financial Statements

EQUITY & CONVERTIBLE INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited)
July 31, 2022
($ reported in thousands)
	Par Value	Value
Corporate Bonds and Notes—0.0%
Oil, Gas & Consumable Fuels—0.0%
Cobalt International Energy, Inc. 7.750%, 12/1/23(1)(2)	$ 2,509	$ 37
Total Corporate Bonds and Notes (Identified Cost $1,106)		37

	Shares
Convertible Preferred Stocks—6.2%
Auto Components—0.2%
Aptiv plc Series A, 5.500%	10,775	1,307
Banks—1.2%
Bank of America Corp. Series L, 7.250%	2,815	3,502
Wells Fargo & Co. Series L, 7.500%	3,915	4,968
		8,470

Capital Markets—0.2%
KKR & Co., Inc. Series C, 6.000%	19,340	1,354
Commercial Services & Supplies—0.2%
GFL Environmental, Inc., 6.000%	20,335	1,286
Diversified Financial Services—0.2%
Chewy, Inc. 2020 Mandatory Exchangeable Trust 144A, 6.500%(3)	1,300	1,212
Electric Utilities—1.0%
NextEra Energy, Inc., 5.279%	60,130	3,154
NextEra Energy, Inc., 6.219%	75,420	3,988
		7,142

Electronic Equipment, Instruments & Components—0.1%
II-VI, Inc. Series A, 6.000%	3,415	767
Healthcare Equipment & Supplies—0.4%
Boston Scientific Corp. Series A, 5.500%	24,535	2,670
Life Sciences Tools & Services—1.0%
Danaher Corp. Series B, 5.000%	4,685	7,130
Pharmaceuticals—0.1%
Elanco Animal Health, Inc., 5.000%	31,335	1,028
Professional Services—0.1%
Clarivate plc Series A, 5.250%	18,795	1,121
Semiconductors & Semiconductor Equipment—1.0%
Broadcom, Inc. Series A, 8.000%	4,440	7,449
	Shares	Value

Telecommunications—0.5%
T-Mobile US 2020 Cash Mandatory Exchangeable Trust 144A, 5.250%(3)	3,110	$ 3,728
Total Convertible Preferred Stocks (Identified Cost $43,161)		44,664

Common Stocks—62.0%
Air Freight & Logistics—0.4%
United Parcel Service, Inc. Class B	16,655	3,246
Automobiles—2.8%
Tesla, Inc.(4)(5)	22,532	20,086
Banks—2.3%
JPMorgan Chase & Co.	71,400	8,237
Wells Fargo & Co.	193,205	8,476
		16,713

Biotechnology—1.9%
AbbVie, Inc.(5)	59,480	8,536
Horizon Therapeutics plc(4)(5)	25,290	2,098
Vertex Pharmaceuticals, Inc.(4)	11,015	3,089
		13,723

Capital Markets—1.8%
Charles Schwab Corp. (The)(5)	66,760	4,610
CME Group, Inc. Class A(5)	26,825	5,351
S&P Global, Inc.	7,465	2,814
		12,775

Chemicals—1.2%
DuPont de Nemours, Inc.	77,305	4,733
Sherwin-Williams Co. (The)	15,105	3,655
		8,388

Commercial Services & Supplies—1.2%
Waste Management, Inc.	50,975	8,388
Communications Equipment—0.6%
Cisco Systems, Inc.	93,340	4,235
Electric Utilities—1.3%
Exelon Corp.	200,140	9,305
Electrical Equipment—0.4%
Generac Holdings, Inc.(4)	11,680	3,134
Energy Equipment & Services—1.2%
Schlumberger N.V.(5)	235,190	8,709
Equity Real Estate Investment—1.0%
American Tower Corp.(5)	27,520	7,453
Food & Staples Retailing—1.4%
Costco Wholesale Corp.(5)	19,115	10,347
See Notes to Financial Statements

EQUITY & CONVERTIBLE INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2022
($ reported in thousands)
	Shares	Value

Healthcare Equipment & Supplies—1.7%
Abbott Laboratories	34,870	$ 3,795
Dexcom, Inc.(4)	29,920	2,456
Intuitive Surgical, Inc.(4)(5)	25,680	5,911
		12,162

Healthcare Providers & Services—2.4%
McKesson Corp.(5)	16,230	5,544
UnitedHealth Group, Inc.(5)	21,223	11,510
		17,054

Hotels, Restaurants & Leisure—2.4%
Booking Holdings, Inc.(4)(5)	3,935	7,617
Chipotle Mexican Grill, Inc. Class A(4)(5)	3,455	5,404
MGM Resorts International	130,450	4,270
		17,291

Insurance—0.7%
Aon plc Class A(5)	17,805	5,182
Interactive Media & Services—4.1%
Alphabet, Inc. Class A(4)	205,300	23,880
Meta Platforms, Inc. Class A(4)	34,800	5,537
		29,417

Internet & Direct Marketing Retail—2.8%
Amazon.com, Inc.(4)(5)	151,695	20,471
IT Services—3.9%
Accenture plc Class A(5)	29,430	9,013
EPAM Systems, Inc.(4)	6,037	2,108
Mastercard, Inc. Class A(5)	24,875	8,801
Visa, Inc. Class A	40,035	8,492
		28,414

Life Sciences Tools & Services—2.3%
Avantor, Inc.(4)	99,832	2,897
IQVIA Holdings, Inc.(4)	27,890	6,701
Thermo Fisher Scientific, Inc.	11,350	6,792
		16,390

Machinery—0.4%
Deere & Co.	8,780	3,013
Multiline Retail—0.4%
Target Corp.	15,560	2,542
Oil, Gas & Consumable Fuels—1.8%
ConocoPhillips (5)	63,950	6,231
Devon Energy Corp.(5)	103,360	6,496
		12,727

Pharmaceuticals—1.8%
Eli Lilly & Co.(5)	25,545	8,422
	Shares	Value

Pharmaceuticals—continued
Zoetis, Inc. Class A	26,610	$ 4,858
		13,280

Road & Rail—1.3%
Union Pacific Corp.	40,940	9,306
Semiconductors & Semiconductor Equipment—3.8%
Enphase Energy, Inc.(4)(5)	25,295	7,188
Lam Research Corp.	11,560	5,786
Marvell Technology, Inc.(5)	60,570	3,373
Micron Technology, Inc.(5)	91,545	5,663
NVIDIA Corp.	29,830	5,418
		27,428

Software—8.1%
Adobe, Inc. (4)	4,065	1,667
Atlassian Corp. plc Class A(4)(5)	15,250	3,192
Crowdstrike Holdings, Inc. Class A(4)(5)	29,085	5,340
Intuit, Inc.(5)	16,750	7,641
Microsoft Corp.(5)	115,356	32,385
Salesforce, Inc.(4)	13,136	2,417
ServiceNow, Inc.(4)(5)	12,945	5,782
		58,424

Specialty Retail—1.6%
Home Depot, Inc. (The)(5)	28,580	8,601
TJX Cos., Inc. (The)	52,280	3,197
		11,798

Technology Hardware, Storage & Peripherals—4.3%
Apple, Inc.	191,005	31,040
Textiles, Apparel & Luxury Goods—0.7%
NIKE, Inc. Class B	41,815	4,805
Total Common Stocks (Identified Cost $483,958)		447,246

Warrant—0.0%
Oil, Gas & Consumable Fuels—0.0%
Nabors Industries Ltd.(4)	486	16
Total Warrant (Identified Cost $—)		16

	Par Value
Convertible Bonds and Notes—26.8%
Airlines—0.6%
American Airlines Group, Inc. 6.500%, 7/1/25	$ 685	765
Southwest Airlines Co. 1.250%, 5/1/25	2,715	3,433
		4,198

See Notes to Financial Statements

EQUITY & CONVERTIBLE INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2022
($ reported in thousands)
	Par Value	Value

Auto Manufacturers—0.6%
Ford Motor Co. 0.000%, 3/15/26	$ 2,510	$ 2,673
Lucid Group, Inc. 144A 1.250%, 12/15/26(3)	815	512
NIO, Inc. 0.000%, 2/1/26	1,775	1,506
		4,691

Banks—1.1%
Barclays Bank plc 0.000%, 2/18/25	1,450	1,554
BofA Finance LLC
0.125%, 9/1/22	1,520	1,516
0.600%, 5/25/27	3,510	3,512
JPMorgan Chase Bank NA 144A 0.125%, 1/1/23(3)	1,215	1,196
		7,778

Biotechnology—1.1%
BioMarin Pharmaceutical, Inc.
0.599%, 8/1/24	770	770
1.250%, 5/15/27	1,595	1,602
Bridgebio Pharma, Inc. 2.250%, 2/1/29	1,805	788
Guardant Health, Inc. 0.000%, 11/15/27	1,350	947
Halozyme Therapeutics, Inc. 0.250%, 3/1/27	2,330	2,179
Insmed, Inc. 0.750%, 6/1/28	570	506
Livongo Health, Inc. 0.875%, 6/1/25	1,450	1,246
		8,038

Commercial Services—1.4%
Affirm Holdings, Inc. 144A 0.000%, 11/15/26(3)	3,065	1,871
Block, Inc.
0.125%, 3/1/25	740	756
0.000%, 5/1/26	2,075	1,716
0.250%, 11/1/27	2,550	2,038
Chegg, Inc. 0.125%, 3/15/25	1,285	1,107
Shift4 Payments, Inc.
0.000%, 12/15/25	960	825
144A 0.500%, 8/1/27(3)	2,195	1,575
		9,888

Computers—0.8%
3D Systems Corp. 144A 0.000%, 11/15/26(3)	895	665
Lumentum Holdings, Inc. 0.500%, 12/15/26	2,255	2,489
Pure Storage, Inc. 0.125%, 4/15/23	715	845
Rapid7, Inc. 0.250%, 3/15/27	460	414
	Par Value	Value

Computers—continued
Zscaler, Inc. 0.125%, 7/1/25	$ 1,190	$ 1,474
		5,887

Cosmetics & Personal Care—0.2%
Beauty Health Co. (The) 144A 1.250%, 10/1/26(3)	1,580	1,309
Diversified Financial Services—1.0%
Coinbase Global, Inc. 0.500%, 6/1/26	2,950	1,795
JPMorgan Chase Financial Co., LLC 0.500%, 6/15/27	2,400	2,600
SoFi Technologies, Inc. 144A 0.000%, 10/15/26(3)	2,680	1,876
Upstart Holdings, Inc. 144A 0.250%, 8/15/26(3)	1,585	870
		7,141

Electronics—0.1%
II-VI, Inc. 0.250%, 9/1/22	955	1,073
Energy-Alternate Sources—0.9%
Enphase Energy, Inc.
0.000%, 3/1/26	1,355	1,623
0.000%, 3/1/28	2,035	2,511
SolarEdge Technologies, Inc. 0.000%, 9/15/25	1,525	2,237
		6,371

Entertainment—0.6%
DraftKings Holdings, Inc. 0.000%, 3/15/28	2,390	1,436
Live Nation Entertainment, Inc. 2.000%, 2/15/25	840	942
Vail Resorts, Inc. 0.000%, 1/1/26	2,045	1,860
		4,238

Equity Real Estate Investment Trusts (REITs)—0.2%
Pebblebrook Hotel Trust 1.750%, 12/15/26	1,830	1,809
Healthcare-Products—0.7%
Exact Sciences Corp.
0.375%, 3/15/27	1,055	817
0.375%, 3/1/28	495	358
Insulet Corp. 0.375%, 9/1/26	1,455	1,825
Novocure Ltd. 0.000%, 11/1/25	1,295	1,118
Omnicell, Inc. 0.250%, 9/15/25	1,080	1,343
		5,461

See Notes to Financial Statements

EQUITY & CONVERTIBLE INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2022
($ reported in thousands)
	Par Value	Value

Healthcare-Services—0.6%
Elevance Health, Inc. 2.750%, 10/15/42	$ 345	$ 2,339
Oak Street Health, Inc. 0.000%, 3/15/26	2,195	1,751
		4,090

Internet—5.4%
Airbnb, Inc. 0.000%, 3/15/26	1,280	1,114
Booking Holdings, Inc. 0.750%, 5/1/25	1,380	1,840
Etsy, Inc.
0.125%, 9/1/27	2,310	2,077
0.250%, 6/15/28	2,570	2,071
Expedia Group, Inc. 0.000%, 2/15/26	3,075	2,792
Lyft, Inc. 1.500%, 5/15/25	1,180	1,021
Mandiant, Inc. 0.875%, 6/1/24	405	451
Match Group Financeco 2, Inc. 144A 0.875%, 6/15/26(3)	2,320	2,510
Okta, Inc. 0.375%, 6/15/26	2,510	2,139
Palo Alto Networks, Inc. 0.375%, 6/1/25	3,290	5,705
Sea Ltd. 0.250%, 9/15/26	3,160	2,333
Shopify, Inc. 0.125%, 11/1/25	1,765	1,515
Snap, Inc.
0.000%, 5/1/27	3,900	2,750
144A 0.125%, 3/1/28(3)	1,825	1,227
Spotify USA, Inc. 0.000%, 3/15/26	2,440	1,994
Uber Technologies, Inc. 0.000%, 12/15/25	3,925	3,259
Wayfair, Inc. 0.625%, 10/1/25	2,625	1,778
Zillow Group, Inc. 2.750%, 5/15/25	2,195	2,134
		38,710

Leisure Time—0.8%
NCL Corp., Ltd. 144A 1.125%, 2/15/27(3)	3,360	2,287
Royal Caribbean Cruises Ltd.
4.250%, 6/15/23	2,015	1,971
2.875%, 11/15/23	1,330	1,232
		5,490

Machinery-Diversified—0.2%
Middleby Corp. (The) 1.000%, 9/1/25	1,065	1,324
Media—1.4%
DISH Network Corp.
0.000%, 12/15/25	1,880	1,331
3.375%, 8/15/26	2,350	1,672
	Par Value	Value

Media—continued
Liberty Broadband Corp.
144A 1.250%, 9/30/50(3)	$ 245	$ 228
144A 2.750%, 9/30/50(3)	1,630	1,556
Liberty Media Corp.
1.375%, 10/15/23	1,640	2,069
144A 0.500%, 12/1/50(3)	2,460	2,943
		9,799

Metal Fabricate/Hardware—0.1%
Xometry, Inc. 144A 1.000%, 2/1/27(3)	1,005	908
Mining—0.2%
MP Materials Corp. 144A 0.250%, 4/1/26(3)	1,545	1,554
Oil, Gas & Consumable Fuels—0.7%
EQT Corp. 1.750%, 5/1/26	470	1,409
Pioneer Natural Resources Co. 0.250%, 5/15/25	1,745	4,006
		5,415

Pharmaceuticals—1.2%
Dexcom, Inc. 0.250%, 11/15/25	5,345	5,054
Jazz Investments I Ltd. 2.000%, 6/15/26	3,180	3,792
		8,846

Retail—0.2%
Burlington Stores, Inc. 2.250%, 4/15/25	1,560	1,599
Semiconductors—0.9%
MACOM Technology Solutions Holdings, Inc. 0.250%, 3/15/26	965	944
Microchip Technology, Inc. 0.125%, 11/15/24	3,405	3,526
Silicon Laboratories, Inc. 0.625%, 6/15/25	600	803
Wolfspeed, Inc.
1.750%, 5/1/26	105	196
144A 0.250%, 2/15/28(3)	850	807
		6,276

Software—5.7%
Akamai Technologies, Inc.
0.125%, 5/1/25	1,845	2,117
0.375%, 9/1/27	1,060	1,094
Alteryx, Inc. 0.500%, 8/1/24	1,750	1,538
Avalara, Inc. 144A 0.250%, 8/1/26(3)	2,395	2,042
Bentley Systems, Inc.
0.125%, 1/15/26	1,650	1,521
0.375%, 7/1/27	785	645

See Notes to Financial Statements

EQUITY & CONVERTIBLE INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2022
($ reported in thousands)
	Par Value	Value

Software—continued
Bill.com Holdings, Inc. 144A 0.000%, 4/1/27(3)	$ 3,615	$ 2,939
Blackline, Inc. 0.000%, 3/15/26	925	759
Cloudflare, Inc. 144A 0.000%, 8/15/26(3)	3,395	2,775
Confluent, Inc. 144A 0.000%, 1/15/27(3)	1,865	1,389
Coupa Software, Inc.
0.125%, 6/15/25	1,180	1,027
0.375%, 6/15/26	4,000	3,194
Datadog, Inc. 0.125%, 6/15/25	460	606
DigitalOcean Holdings, Inc. 144A 0.000%, 12/1/26(3)	2,080	1,559
DocuSign, Inc. 0.000%, 1/15/24	1,470	1,369
Five9, Inc. 0.500%, 6/1/25	1,505	1,590
MicroStrategy, Inc. 0.000%, 2/15/27	1,850	909
MongoDB, Inc. 0.250%, 1/15/26	930	1,500
Nutanix, Inc. 144A 0.250%, 10/1/27(3)	1,465	1,023
RingCentral, Inc. 0.000%, 3/1/25	2,555	2,105
Splunk, Inc.
0.500%, 9/15/23	775	769
1.125%, 6/15/27	3,380	2,898
Tyler Technologies, Inc. 0.250%, 3/15/26	1,245	1,297
Unity Software, Inc. 144A 0.000%, 11/15/26(3)	3,255	2,426
Workday, Inc. 0.250%, 10/1/22	1,725	1,866
		40,957

Transportation—0.1%
Air Transport Services Group, Inc. 1.125%, 10/15/24	450	510
Total Convertible Bonds and Notes (Identified Cost $226,627)		193,360

Total Long-Term Investments—95.0% (Identified Cost $754,852)		685,323

	Shares	Value
Short-Term Investment—5.1%
Money Market Mutual Fund—5.1%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.728%)(6)	37,307,065	$ 37,307
Total Short-Term Investment (Identified Cost $37,307)		37,307

TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS—100.1% (Identified Cost $792,159)		722,630

Written Options—(0.1)%
(See open written options schedule)
Total Written Options (Premiums Received $421)	(712)

TOTAL INVESTMENTS, NET OF WRITTEN OPTIONS—100.0% (Identified Cost $791,738)	$721,918
Other assets and liabilities, net—(0.0)%	(309)
NET ASSETS—100.0%	$721,609

Abbreviations:
LLC	Limited Liability Company
NA	National Association
REIT	Real Estate Investment Trust
S&P	Standard & Poor’s

Footnote Legend:
(1)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(2)	Security in default; no interest payments are being received during the bankruptcy proceedings.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2022, these securities amounted to a value of $42,987 or 6.0% of net assets.
(4)	Non-income producing.
(5)	All or a portion of the security is segregated as collateral for written options. The value of securities segregated as collateral is $107,410.
(6)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings†
United States	95%
United Kingdom	2
Curaçao	1
Bermuda	1
Cayman Islands	1
Total	100%
† % of total investments, net of written options, as of July 31, 2022.

For information regarding the abbreviations, see the Key Investment Terms starting on page 18.
See Notes to Financial Statements

EQUITY & CONVERTIBLE INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2022
($ reported in thousands)
Open written options contracts as of July 31, 2022 were as follows:
Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options(2)
AbbVie, Inc.	(195)	$ (3,266)	$ 167.50	08/19/22	$ (—)(3)
Accenture plc	(135)	(4,117)	305.00	08/19/22	(96)
Amazon.com, Inc.	(755)	(11,891)	157.50	08/19/22	(15)
American Tower Corp.	(165)	(4,620)	280.00	08/19/22	(41)
Aon plc	(65)	(1,950)	300.00	08/19/22	(27)
Apple, Inc.	(575)	(10,206)	177.50	08/19/22	(8)
Atlassian Corp. plc	(30)	(840)	280.00	08/19/22	(2)
Booking Holdings, Inc.	(22)	(5,500)	2,500.00	08/19/22	(2)
Charles Schwab Corp. (The)	(170)	(1,233)	72.50	08/19/22	(13)
Chipotle Mexican Grill, Inc.	(13)	(2,223)	1,710.00	08/19/22	(7)
CME Group, Inc.	(80)	(1,920)	240.00	08/19/22	—
ConocoPhillips	(385)	(4,043)	105.00	08/19/22	(41)
Costco Wholesale Corp.	(115)	(6,555)	570.00	08/19/22	(30)
Crowdstrike Holdings, Inc.	(85)	(1,998)	235.00	08/19/22	(1)
Devon Energy Corp.	(500)	(3,500)	70.00	08/19/22	(42)
Eli Lilly & Co.	(150)	(5,475)	365.00	08/19/22	(17)
Enphase Energy, Inc.	(185)	(6,105)	330.00	08/19/22	(80)
Home Depot, Inc. (The)	(35)	(1,190)	340.00	08/19/22	(1)
Horizon Therapeutics plc	(155)	(1,550)	100.00	08/19/22	(5)
Intuit, Inc.	(50)	(2,500)	500.00	08/19/22	(10)
Intuitive Surgical, Inc.	(135)	(3,510)	260.00	08/19/22	(6)
Marvell Technology, Inc.	(280)	(1,820)	65.00	08/19/22	(4)
Mastercard, Inc.	(160)	(6,160)	385.00	08/19/22	(9)
McKesson Corp.	(1)	(38)	380.00	08/19/22	(—) (3)
Micron Technology, Inc.	(130)	(1,040)	80.00	08/19/22	(—) (3)
Microsoft Corp.	(235)	(7,285)	310.00	08/19/22	(4)
Schlumberger N.V.	(1,175)	(4,700)	40.00	08/19/22	(56)
ServiceNow, Inc.	(15)	(855)	570.00	08/19/22	(—) (3)
Tesla, Inc.	(155)	(15,500)	1,000.00	08/19/22	(165)
UnitedHealth Group, Inc.	(150)	(8,625)	575.00	08/19/22	(21)
					(703)
Put Options(2)
Costco Wholesale Corp.	(40)	(1,780)	445.00	08/19/22	(1)
Mastercard, Inc.	(65)	(1,982)	305.00	08/19/22	(4)
Visa, Inc.	(100)	(1,850)	185.00	08/19/22	(4)
					(9)
Total Written Options					$(712)

Footnote Legend:
(1)	Strike price not reported in thousands.
(2)	Exchange-traded options.
(3)	Amount is less than $500.
See Notes to Financial Statements

EQUITY & CONVERTIBLE INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2022
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of July 31, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at July 31, 2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Corporate Bonds and Notes	$ 37	$ —	$ —	$37
Convertible Bonds and Notes	193,360	—	193,360	—
Equity Securities:
Common Stocks	447,246	447,246	—	—
Convertible Preferred Stocks	44,664	39,724	4,940	—
Warrant	16	16	—	—
Money Market Mutual Fund	37,307	37,307	—	—
Total Investments, Before Written Options	722,630	524,293	198,300	37
Liabilities:
Other Financial Instruments:
Written Options	(712)	(711)	(1)	—
Total Investments, Net of Written Options	$721,918	$523,582	$198,299	$37
There were no transfers into  or  out of Level 3 related to securities held at July 31, 2022.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the roll-forward of Level 3 securities and assumptions are not shown for the period ended July 31, 2022.
See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
July 31, 2022
(Reported in thousands except shares and per share amounts)
	Artificial Intelligence & Technology Opportunities Fund	Convertible & Income 2024 Target Term Fund	Convertible & Income Fund	Convertible & Income Fund II
Assets
Investment in securities at value(1)(2)	$ 844,949	$ 239,677	$ 709,300	$ 560,881
Investment in affiliates at value(3)	—	—	2,519	2,519
Cash	100	97	100	100
Receivables
Investment securities sold	—	50	4,905	3,818
Dividends and interest	2,029	1,671	4,774	3,707
Securities lending income	12	3	3	—
Prepaid Trustees’ retainer	37	10	25	19
Prepaid expenses and other assets (Note 4)	21	26	179	137
Total assets	847,148	241,534	721,805	571,181
Liabilities
Loan Payable (Note 9)	130,000	69,700	—	—
Payables
Collateral on securities loaned	9,751	94	—	—
Dividend distributions	5,151	840	4,419	3,437
Investment securities purchased	978	2,000	3,489	2,778
Investment advisory fees (Note 4)	762	140	348	276
Loan interest payable (Note 9)	527	278	93	—
Professional fees	77	86	98	99
Administration and accounting fees	72	22	63	50
Trustee deferred compensation plan (Note 4)	21	26	179	137
Other accrued expenses	108	47	101	101
Total liabilities	147,447	73,233	8,790	6,878
Auction-Rate Preferred Shares ($25,000 liquidation preference per share applicable to an aggregate of 8,931 and 6,501 shares issued and outstanding, respectively)	—	—	223,275	162,525
Cumulative Preferred Shares ($25.00 liquidation preference per share applicable to an aggregate of 4,000,000 and 4,360,000 shares issued and outstanding, respectively)	—	—	100,000	109,000
Net Assets Applicable to Common Shareholders	$ 699,701	$ 168,301	$ 389,740	$ 292,778
Net Assets Applicable to Common Shareholders Consist of:
Common shares par value ($0.00001 per share)	$ —(a)	$ —(a)	$ 1	$ 1
Capital paid in on shares of beneficial interest	685,992	178,517	713,528	545,859
Total distributable earnings (accumulated losses)	13,709	(10,216)	(323,789)	(253,082)
Net Assets Applicable to Common Shareholders	$ 699,701	$ 168,301	$ 389,740	$ 292,778
Common Shares Issued and Outstanding	34,340,972	18,263,597	90,373,569	76,115,749
Net Asset Value Per Common Share(b)	$ 20.38	$ 9.22	$ 4.31	$ 3.85
(1)Investment in securities at cost	$ 841,163	$ 253,718	$ 781,411	$ 614,014
(2) Market value of securities on loan	$ 39,029	$ 6,837	$ —	$ —
(3) Investment in affiliates at cost	$ —	$ —	$ 9,219	$ 7,469

(a)	Amount is less than $500.
(b)	Net Asset Value Per Common Share is calculated using unrounded net assets.
See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (Continued)
July 31, 2022
(Reported in thousands except shares and per share amounts)
	Diversified Income & Convertible Fund	Dividend, Interest & Premium Strategy Fund	Equity & Convertible Income Fund
Assets
Investment in securities at value(1)	$ 343,725	$ 1,373,361	$ 722,630
Investment in affiliates at value(2)	378	—	—
Cash	159	501	100
Deposits with broker for written options	522	—	2,123
Receivables
Investment securities sold	1,651	6,846	2,009
Dividends and interest	1,384	1,497	672
Tax reclaims	—	155	—
Prepaid Trustees’ retainer	16	82	45
Prepaid expenses and other assets (Note 4)	54	298	137
Total assets	347,889	1,382,740	727,716
Liabilities
Mandatory redeemable preferred shares (Note 10)	30,000	—	—
Written options at value (Note 3)(3)	95	4,106	712
Loan Payable (Note 10 and 11)	75,000	—	—
Payables
Investment securities purchased	4,786	1,318	4,529
Dividend distributions	1,865	—	—
Loan interest payable (Note 10 and 11)	865	—	—
Investment advisory fees (Note 4)	251	870	516
Dividend on mandatory redeemable preferred shares (Note 10)	109	—	—
Professional fees	71	66	79
Trustee deferred compensation plan (Note 4)	54	298	137
Administration and accounting fees	30	118	62
Other accrued expenses	63	124	72
Total liabilities	113,189	6,900	6,107
Net Assets Applicable to Common Shareholders	$ 234,700	$ 1,375,840	$ 721,609
Net Assets Applicable to Common Shareholders Consist of:
Common shares par value ($0.00001 per share)	$ —(a)	$ 1	$ —(a)
Capital paid in on shares of beneficial interest	252,313	1,276,956	670,598
Total distributable earnings (accumulated losses)	(17,613)	98,883	51,011
Net Assets Applicable to Common Shareholders	$ 234,700	$ 1,375,840	$ 721,609
Common Shares Issued and Outstanding	10,362,954	94,801,581	27,708,965
Net Asset Value Per Common Share(b)	$ 22.65	$ 14.51	$ 26.04
(1)Investment in securities at cost	$ 366,632	$ 1,343,263	$ 792,159
(2) Investment in affiliates at cost	$ 1,621	$ —	$ —
(3) Written options premiums received	$ 67	$ 1,278	$ 421

(a)	Amount is less than $500.
(b)	Net Asset Value Per Common Share is calculated using unrounded net assets.
See Notes to Financial Statements

STATEMENTS OF OPERATIONS (Unaudited)
SIX MONTHS ENDED July 31, 2022
($ reported in thousands)
	Artificial Intelligence & Technology Opportunities Fund	Convertible & Income 2024 Target Term Fund	Convertible & Income Fund	Convertible & Income Fund II
Investment Income
Interest	$ 3,372	$ 3,874	$ 9,654	$ 7,418
Dividends	2,741	29	3,141	2,411
Security lending, net of fees	109	15	131	—
Foreign taxes withheld	(28)	—	—	—
Total investment income	6,194	3,918	12,926	9,829
Expenses
Investment advisory fees	5,275	898	2,687	2,057
Administration and accounting fees	455	132	413	317
Printing fees and expenses	139	15	38	30
Trustees’ fees and expenses	87	19	56	43
Professional fees	75	51	73	67
Transfer agent fees and expenses	8	8	10	10
Auction agent and commissions	—	—	109	83
Miscellaneous expenses	19	3	103	85
Total expenses before interest expense	6,058	1,126	3,489	2,692
Loan interest (Note 9)	793	456	144	—
Total expenses after interest expense	6,851	1,582	3,633	2,692
Less expenses reimbursed and/or waived by investment adviser	(453)	(66)	(381)	(286)
Net expenses	6,398	1,516	3,252	2,406
Net investment income (loss)	(204)	2,402	9,674	7,423
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Unaffiliated Investments	81	340	(20,587)	(15,956)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated Investments	(99,748)	(8,403)	(73,270)	(55,381)
Net realized and unrealized gain (loss) on investments	(99,667)	(8,063)	(93,857)	(71,337)
Dividends on preferred shares from net investment income	—	—	(4,282)	(4,064)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	$(99,871)	$(5,661)	$(88,465)	$(67,978)
See Notes to Financial Statements

STATEMENTS OF OPERATIONS (Unaudited) (Continued)
SIX MONTHS ENDED July 31, 2022
($ reported in thousands)
	Diversified Income & Convertible Fund	Dividend, Interest & Premium Strategy Fund	Equity & Convertible Income Fund
Investment Income
Interest	$ 2,411	$ 893	$ 764
Dividends	1,087	9,510	3,973
Foreign taxes withheld	(2)	(47)	—
Total investment income	3,496	10,356	4,737
Expenses
Investment advisory fees	1,759	6,235	3,731
Administration and accounting fees	192	743	402
Professional fees	58	96	73
Printing fees and expenses	55	122	71
Trustees’ fees and expenses	34	163	92
Transfer agent fees and expenses	10	8	8
Miscellaneous expenses	28	38	15
Total expenses before interest expense	2,136	7,405	4,392
Dividends on mandatory redeemable preferred shares (Note 10)	649	—	—
Loan interest (Note 10 and 11)	1,204	—	—
Total expenses after interest expense	3,989	7,405	4,392
Less expenses reimbursed and/or waived by investment adviser	(157)	(754)	(399)
Net expenses	3,832	6,651	3,993
Net investment income (loss)	(336)	3,705	744
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	(2,934)	25,399	38,733
Foreign currency transactions	—	— (1)	—
Written options	320	4,864	1,851
Net change in unrealized appreciation (depreciation) on:
Investments	(33,525)	(157,081)	(132,191)
Written options	4	(2,967)	(76)
Net realized and unrealized gain (loss) on investments	(36,135)	(129,785)	(91,683)
Net increase (decrease) in net assets resulting from operations	$(36,471)	$(126,080)	$ (90,939)

(1)	Amount is less than $500.
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	Artificial Intelligence & Technology Opportunities Fund
	Six Months Ended July 31, 2022 (Unaudited)	Fiscal Period Ended January 31, 2022*	Year Ended February 28, 2021
Increase (Decrease) In Net Assets From Operations
Net investment income (loss)	$ (204)	$ (6,058)	$ (2,703)
Net realized gain (loss)	81	109,142	171,687
Net change in unrealized appreciation (depreciation)	(99,748)	(108,970)	236,027
Increase (decrease) in net assets resulting from operations	(99,871)	(5,886)	405,011
From Dividends and Distributions to Shareholders
Net investment income and net realized gains	(30,907) (1)	(166,532)	(85,439)
Dividends and Distributions to Shareholders	(30,907)	(166,532)	(85,439)
From Capital Share Transactions
Reinvestment of distributions resulting in the issuance of common stock (0, 2,290 and 15,547 shares, respectively)	—	59	450
Increase (decrease) in net assets from capital transactions	—	59	450
Net increase (decrease) in net assets	(130,778)	(172,359)	320,022
Net Assets
Beginning of period	830,479	1,002,838	682,816
End of period	$ 699,701	$ 830,479	$1,002,838

*	Period from March 1, 2021 to January 31, 2022. The Fund had a fiscal year end change from February 28 to January 31.
(1)	Please note that the tax status of the Fund’s distributions is determined at the end of the taxable year.
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Convertible & Income 2024 Target Term Fund
	Six Months Ended July 31, 2022 (Unaudited)	Fiscal Period Ended January 31, 2022*	Year Ended February 28, 2021
Increase (Decrease) In Net Assets From Operations
Net investment income (loss)	$ 2,402	$ 4,522	$ 7,409
Net realized gain (loss)	340	4,870	11,108
Net change in unrealized appreciation (depreciation)	(8,403)	(9,826)	7,246
Increase (decrease) in net assets resulting from operations	(5,661)	(434)	25,763
From Dividends and Distributions to Shareholders
Net investment income and net realized gains	(5,041) (1)	(16,220)	(10,078)
Dividends and Distributions to Shareholders	(5,041)	(16,220)	(10,078)
From Capital Share Transactions
Reinvestment of distributions resulting in the issuance of common stock (506, 4,575 and 1,504 shares, respectively)	5	46	14
Increase (decrease) in net assets from capital transactions	5	46	14
Net increase (decrease) in net assets	(10,697)	(16,608)	15,699
Net Assets
Beginning of period	178,998	195,606	179,907
End of period	$168,301	$178,998	$195,606

*	Period from March 1, 2021 to January 31, 2022. The Fund had a fiscal year end change from February 28 to January 31.
(1)	Please note that the tax status of the Fund’s distributions is determined at the end of the taxable year.
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Convertible & Income Fund
	Six Months Ended July 31, 2022 (Unaudited)	Fiscal Period Ended January 31, 2022*	Year Ended February 28, 2021
Increase (Decrease) In Net Assets From Operations
Net investment income (loss)	$ 9,674	$ 19,202	$ 33,510
Net realized gain (loss)	(20,587)	34,593	3,663
Net change in unrealized appreciation (depreciation)	(73,270)	(88,808)	118,355
Increase (decrease) in net assets resulting from operations	(84,183)	(35,013)	155,528
Dividends on Preferred Shares from Net Investment Income	(4,282)	(5,432)	(6,245)
From Dividends and Distributions to Common Shareholders
Net investment income and net realized gains	(23,045) (1)	(14,537)	(28,244)
Return of capital	—	(27,712)	(18,750)
Dividends and Distributions to Common Shareholders	(23,045)	(42,249)	(46,994)
From Capital Share Transactions
Reinvestment of distributions resulting in the issuance of common stock (0, 0, and 3,988 shares, respectively)	—	—	22
Increase (decrease) in net assets from capital transactions	—	—	22
Net increase (decrease) in net assets	(111,510)	(82,694)	102,311
Net Assets
Beginning of period	501,250	583,944	481,633
End of period	$ 389,740	$501,250	$583,944

*	Period from March 1, 2021 to January 31, 2022. The Fund had a fiscal year end change from February 28 to January 31.
(1)	Please note that the tax status of the Fund’s distributions is determined at the end of the taxable year.
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Convertible & Income Fund II
	Six Months Ended July 31, 2022 (Unaudited)	Fiscal Period Ended January 31, 2022*	Year Ended February 28, 2021
Increase (Decrease) In Net Assets From Operations
Net investment income (loss)	$ 7,423	$ 14,662	$ 25,827
Net realized gain (loss)	(15,956)	26,021	2,875
Net change in unrealized appreciation (depreciation)	(55,381)	(66,698)	89,181
Increase (decrease) in net assets resulting from operations	(63,914)	(26,015)	117,883
Dividends on Preferred Shares from Net Investment Income	(4,064)	(5,699)	(6,448)
From Dividends and Distributions to Common Shareholders
Net investment income and net realized gains	(17,126) (1)	(9,409)	(20,132)
Return of capital	—	(21,989)	(14,691)
Dividends and Distributions to Common Shareholders	(17,126)	(31,398)	(34,823)
Net increase (decrease) in net assets	(85,104)	(63,112)	76,612
Net Assets
Beginning of period	377,882	440,994	364,382
End of period	$292,778	$377,882	$440,994

*	Period from March 1, 2021 to January 31, 2022. The Fund had a fiscal year end change from February 28 to January 31.
(1)	Please note that the tax status of the Fund’s distributions is determined at the end of the taxable year.
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Diversified Income & Convertible Fund		Dividend, Interest & Premium Strategy Fund
	Six Months Ended July 31, 2022 (Unaudited)	Year Ended January 31, 2022	Six Months Ended July 31, 2022 (Unaudited)	Year Ended January 31, 2022
Increase (Decrease) In Net Assets From Operations
Net investment income (loss)	$ (336)	$ (1,760)	$ 3,705	$ 4,380
Net realized gain (loss)	(2,614)	69,849	30,263	168,577
Net change in unrealized appreciation (depreciation)	(33,521)	(68,996)	(160,048)	19,070
Increase (decrease) in net assets resulting from operations	(36,471)	(907)	(126,080)	192,027
From Dividends and Distributions to Shareholders
Net investment income and net realized gains	(11,192) (1)	(80,923)	(46,452) (1)	(85,321)
Dividends and Distributions to Shareholders	(11,192)	(80,923)	(46,452)	(85,321)
From Capital Share Transactions
Reinvestment of distributions resulting in the issuance of common stock (561 and 8,473 shares, respectively)	15	279	—	—
Increase (decrease) in net assets from capital transactions	15	279	—	—
Net increase (decrease) in net assets	(47,648)	(81,551)	(172,532)	106,706
Net Assets
Beginning of period	282,348	363,899	1,548,372	1,441,666
End of period	$234,700	$282,348	$1,375,840	$1,548,372

(1)	Please note that the tax status of the Fund’s distributions is determined at the end of the taxable year.
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Equity & Convertible Income Fund
	Six Months Ended July 31, 2022 (Unaudited)	Year Ended January 31, 2022
Increase (Decrease) In Net Assets From Operations
Net investment income (loss)	$ 744	$ (2,565)
Net realized gain (loss)	40,584	175,497
Net change in unrealized appreciation (depreciation)	(132,267)	(98,405)
Increase (decrease) in net assets resulting from operations	(90,939)	74,527
From Dividends and Distributions to Shareholders
Net investment income and net realized gains	(27,709) (1)	(90,719)
Dividends and Distributions to Shareholders	(27,709)	(90,719)
Net increase (decrease) in net assets	(118,648)	(16,192)
Net Assets
Beginning of period	840,257	856,449
End of period	$ 721,609	$840,257

(1)	Please note that the tax status of the Fund’s distributions is determined at the end of the taxable year.
See Notes to Financial Statements

STATEMENTS OF CASH FLOWS (Unaudited)
FOR THE SIX MONTHS ENDED July 31, 2022
($ reported in thousands)
	Artificial Intelligence & Technology Opportunities Fund	Convertible & Income 2024 Target Term Fund	Diversified Income & Convertible Fund
Increase (Decrease) in cash
Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$ (99,871)	$ (5,661)	$ (36,471)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales and paydowns of long-term investments	248,449	25,650	178,970
(Increase) Decrease in investment securities sold receivable	1,163	217	1,539
Purchases of long-term investments	(318,892)	(21,824)	(167,428)
Increase (Decrease) in investment securities purchased payable	(1,953)	(2,059)	2,761
Net (purchases) or sales of short-term investments	3,590	755	(3,412)
Net purchases or (sales) in written options	—	—	350
Net change in unrealized (appreciation)/depreciation on long-term investments	99,748	8,403	33,521
Net realized (gain)/loss on investments	(81)	(340)	2,614
Amortization of premium and accretion of discounts on investments	(50)	104	(311)
Return of capital distributions on investments	—	—	(17)
(Increase) Decrease in dividends and interest receivable	(1,072)	(103)	(150)
(Increase) Decrease in prepaid expenses and other assets	—	—	12
(Increase) Decrease in prepaid trustees’ retainer	3	—	4
Increase (Decrease) in security lending receivable	7	(1)	—
Increase (Decrease) in dividend payable on mandatory redeemable preferred shares	—	—	(1)
Increase (Decrease) in loan interest payable	467	210	15
Increase (Decrease) in affiliated expenses payable	(36)	(14)	(72)
Increase (Decrease) in non-affiliated expenses payable	(565)	(307)	(170)
Cash provided by (used for) operating activities	(69,093)	5,030	11,754
Cash provided by (used for) financing activities:
Cash received from borrowings	100,000	—	—
Cash distributions paid to shareholders	(30,907)	(5,036)	(11,177)
Cash provided by (used for) financing activities:	69,093	(5,036)	(11,177)
Net increase/decrease in cash
Net increase (decrease) in cash	—	(6)	577
Restricted and unrestricted cash at beginning of period	100	103	104
Restricted and unrestricted cash at end of period	$ 100	$ 97	$ 681
Supplemental cash flow information:
Cash paid during the period for interest expense on borrowings	$ 326	$ 246	$ 1,189
Cash paid during the period for dividends to mandatory redeemable preferred shares	$ —	$ —	$ 650

Reconciliation of restricted and unrestricted cash at the end of period to the statement of assets and liabilities
Cash	$ 100	$ 97	$ 159
Deposit with brokers for written options	—	—	522
	$ 100	$ 97	$ 681
See Notes to Financial Statements

ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Six Months Ended July 31, 2022 (Unaudited)	Fiscal Period March 1, 2021 to January 31, 2022 (1)	Year Ended February 28, 2021	From Inception October 31, 2019(2) to February 29, 2020

PER SHARE DATA:
Net asset value, beginning of period	$ 24.18	$ 29.20	$ 19.89	$ 20.00
Income (loss) from investment operations:
Net investment income (loss)(3)	(0.01)	(0.18)	(0.08)	(0.01)
Net realized and unrealized gain (loss)	(2.89)	0.01	11.88	0.23
Total from investment operations	(2.90)	(0.17)	11.80	0.22
Dividends and Distributions to Shareholders:
Net investment income(3)	(0.90)	(1.40)	—	—
Net realized gains	—	(3.45)	(2.49)	(0.33)
Total dividends and distributions to shareholders	(0.90)	(4.85)	(2.49)	(0.33)
Net asset value, end of period	$ 20.38	$ 24.18	$ 29.20	$ 19.89
Market value, end of period	$ 17.96	$ 23.58	$ 27.41	$ 17.72
Total return, net asset value(4), (5)	(12.09)%	(1.85)%	—% (6)	—% (6)
Total return, market value(4), (5)	(20.21)%	2.75%	71.09%	(9.92)%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses after interest expense to average net assets(7), (8)	1.74%	1.47% (9), (10)	1.42% (9)	1.34% (10)
Ratio of total expenses after interest expense to average net assets(7)	1.87%	1.56% (9), (10)	1.43% (9)	1.34% (10)
Ratio of net investment income (loss) to average net assets(7)	(0.06)%	(0.66)% (9), (10)	(0.33)% (9)	(0.15)% (10)
Portfolio turnover rate(4)	31%	53%	103%	56%
Net assets, end of period (000’s)	$699,701	$ 830,479	$1,002,838	$682,816
Loan payable, end of period (000’s)	$130,000	$ 30,000	$ 30,000	$ 30,000
Asset coverage, per $1,000 principal amount of loan payable	$ 6,382	$ 28,683	$ 34,428	$ 23,761

(1)	The Fund had a fiscal period end change from February 28 to January 31.
(2)	Commencement of operations.
(3)	Calculated using average shares outstanding.
(4)	Not annualized for periods less than one year.
(5)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
(6)	Return not disclosed.
(7)	Annualized for periods less than one year.
(8)	Ratio of net expenses, before interest expense, was 1.53% for the six months ended July 31, 2022, and 1.43%, 1.40% and 1.34% for the period ended January 31, 2022, year ended February 28, 2021 and period ended February 29, 2020 respectively.
(9)	Inclusive of excise tax expense of 0.06%(4) and 0.05% for the period ended January 31, 2022 and year ended February 28, 2021.
(10)	Certain expenses incurred by the Fund were not annualized.
See Notes to Financial Statements

CONVERTIBLE & INCOME 2024 TARGET TERM FUND
FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Six Months Ended July 31, 2022 (Unaudited)	Fiscal Period March 1, 2021 to January 31, 2022 (1)	Year Ended February 28/29			From Inception June 30, 2017(2) to February 28, 2018
			2021	2020	2019
PER SHARE DATA:
Net asset value, beginning of period	$ 9.80	$ 10.71	$ 9.85	$ 9.71	$ 9.79	$ 9.84(3)
Income (loss) from investment operations:
Net investment income (loss)(4)	0.13	0.25	0.41	0.43	0.48	0.35
Net realized and unrealized gain (loss)	(0.43)	(0.27)	1.00	0.26	(0.01)	(0.06)
Total from investment operations	(0.30)	(0.02)	1.41	0.69	0.47	0.29
Dividends and Distributions to Shareholders:
Net investment income	(0.28)	(0.51)	(0.39)	(0.44)	(0.50)	(0.32)
Net realized gains	—	(0.38)	(0.16)	(0.11)	(0.05)	—
Total dividends and distributions to shareholders	(0.28)	(0.89)	(0.55)	(0.55)	(0.55)	(0.32)
Share Transactions:
Capital change resulting from issuance of common shares and related offering costs	—	—	—	—	—	(0.02)
Net asset value, end of period	$ 9.22	$ 9.80	$ 10.71	$ 9.85	$ 9.71	$ 9.79
Market value, end of period	$ 8.91	$ 9.88	$ 10.04	$ 9.14	$ 9.00	$ 9.22
Total return, net asset value(5), (6)	(3.12)%	(0.28)%	—% (7)	—% (7)	—% (7)	—% (7)
Total return, market value(5), (6)	(7.06)%	7.33%	16.68%	7.63%	3.72%	(4.59)%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses after interest expense to average net assets(8), (9), (10)	1.78%	1.62% (11)	1.72%	2.38%	2.60%	2.14% (11)
Ratio of total expenses after interest expense to average net assets(8), (9)	1.86%	1.72% (11)	1.73%	2.38%	2.60%	2.14% (11)
Ratio of net investment income (loss) to average net assets(8), (9)	2.82%	2.58% (11)	4.24%	4.34%	4.94%	5.47% (11)
Portfolio turnover rate(5)	9%	56%	101%	86%	116%	66%
Net assets, end of period (000’s)	$168,301	$178,998	$195,606	$179,907	$177,319	$178,760
Loan payable, end of period (000’s)	$ 69,700	$ 69,700	$ 69,700	$ 69,700	$ 69,700	$ 69,700
Asset coverage, per $1,000 principal amount of loan payable	$ 3,415	$ 3,568	$ 3,806	$ 3,581	$ 3,544	$ 3,565

(1)	The Fund had a fiscal year end change from February 28 to January 31.
(2)	Commencement of operations.
(3)	Initial public offering price of $10.00 per share less sales load of 1.65% of the offering price.
(4)	Calculated using average shares outstanding.
(5)	Not annualized for periods less than one year.
(6)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
(7)	Return not disclosed.
(8)	Annualized for periods less than one year.
(9)	Inclusive of excise tax expense of 0.15%(5), 0.08%, 0.07%, 0.08% and 0.02%(5) for the period ended January 31, 2022, and years ended February 28/29, 2021, 2020, 2019 and period ended February 28, 2018, respectively.
(10)	Ratio of net expenses, before interest expense, was 1.24%, 1.37%, 1.33%, 1.31%, 1.36% and 1.23% for the periods ended July 31, 2022 and January 31, 2022, years ended February 28/29, 2021, 2020 and 2019 and period ended 2018, respectively.
(11)	Certain expenses incurred by the Fund were not annualized.
See Notes to Financial Statements

CONVERTIBLE & INCOME FUND
FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS FOR A COMMON SHARE
OUTSTANDING THROUGHOUT EACH PERIOD
	Six Months Ended July 31, 2022 (Unaudited)	Fiscal Period March 1, 2021 to January 31, 2022 (1)	Year Ended February 28/29
			2021	2020	2019	2018	2017
PER SHARE DATA:
Net asset value, beginning of period	$ 5.55	$ 6.46	$ 5.33	$ 5.61	$ 6.54	$ 6.86	$ 5.50
Income (loss) from investment operations:
Net investment income (loss)(2)	0.11	0.21	0.37	0.52	0.56	0.69	0.73
Net realized and unrealized gain (loss)	(1.04)	(0.59)	1.35	(0.02)	(0.64)	(0.16)	1.44
Total from investment operations	(0.93)	(0.38)	1.72	0.50	(0.08)	0.53	2.17
Dividends on Preferred Shares from Net Investment Income:	(0.05)	(0.06)	(0.07)	(0.14)	(0.12)	(0.07)	(0.03)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(0.98)	(0.44)	1.65	0.36	(0.20)	0.46	2.14
Dividends and Distributions to Shareholders:
Net investment income	(0.26)	(0.16)	(0.31)	(0.42)	(0.50)	(0.77)	(0.78)
Return of capital	—	(0.31)	(0.21)	(0.22)	(0.28)	(0.01)	—
Total dividends and distributions to shareholders	(0.26)	(0.47)	(0.52)	(0.64)	(0.78)	(0.78)	(0.78)
Preferred Shares Transactions:
Accretion to net asset value, resulting from tender offer of Auction-Rate Preferred shares	—	—	—	—	0.09	—	—
Capital change resulting from issuance of Cumulative Preferred Shares and related offering costs	—	—	—	—	(0.04)	—	—
Net asset value, end of period	$ 4.31	$ 5.55	$ 6.46	$ 5.33	$ 5.61	$ 6.54	$ 6.86
Market value, end of period	$ 3.93	$ 5.31	$ 5.68	$ 5.10	$ 6.24	$ 6.93	$ 6.93
Total return, net asset value(3), (4)	(17.97)%	(7.41)%	—% (5)	—% (5)	—% (5)	—% (5)	—% (5)
Total return, market value(3), (4)	(21.49)%	1.14%	24.29%	(8.51)%	2.00%	12.22%	59.15%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses after interest expense to average net assets(6), (7), (8)	1.54%	1.39%	1.45%	1.53%	1.56% (9)	1.28%	1.36% (10)
Ratio of total expenses after interest expense to average net assets(6), (7)	1.72%	1.55%	1.48%	1.53%	1.56% (9)	1.28%	1.36% (10)
Ratio of net investment income (loss) to average net assets(6), (7)	4.57%	3.69%	7.04%	9.30%	9.22%	10.32%	11.33%
Portfolio turnover rate(3)	24%	54%	73%	35%	41%	34%	28%
Net assets, end of period (000’s)	$389,740	$501,250	$583,944	$481,633	$502,648	$580,867	$605,194
Loan payable, end of period (000’s)	$ —	$ 28,852	$ 28,852	$ 28,852	$ 28,852	$ —	$ —
Asset coverage, per $1,000 principal amount of loan payable	$ —	$ 29,578	$ 32,444	$ 28,898	$ 29,627	$ —	$ —
Asset coverage, per $25 liquidation preference per share of cumulative preferred shares	$ 55	$ 61	$ 70	$ 62	$ 64	$ —	$ —
Asset coverage per $25,000 liquidation preference per share of auction-rate preferred shares	$ 55,140	$ 60,587	$ 70,027	$ 62,132	$ 63,572	$ 65,668	$ 67,376
Cumulative Preferred shares average market value(11)	$ 24.20	$ 24.23	$ 25.91	$ 25.81	$ 24.46	$ —	$ —

(1)	The Fund had a fiscal period end change from February 28 to January 31.
(2)	Calculated using average shares outstanding.
(3)	Not annualized for periods less than one year.
(4)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
(5)	Return not disclosed.
(6)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to average net assets of common shareholders.
(7)	Annualized for periods less than one year.
(8)	Ratio of net expenses, before interest expense and auction agent fees and commissions, was 1.40%, 1.31%, 1.35%, 1.33%, 1.34%, 1.21% and 1.28% for the periods ended July 31, 2022 and January 31, 2022, years ended February 28/29, 2021, 2020, 2019, 2018 and 2017, respectively.
(9)	Inclusive of tender offer expenses of 0.03%.
(10)	Inclusive of excise tax expense of 0.06% and 0.05% for the period ended January 31, 2022 and year ended February 28, 2021.
(11)	Based on daily closing market prices.
See Notes to Financial Statements

CONVERTIBLE & INCOME FUND II
FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS FOR A COMMON SHARE
OUTSTANDING THROUGHOUT EACH PERIOD
	Six Months Ended July 31, 2022 (Unaudited)	Fiscal Period March 1, 2021 to January 31, 2022 (1)	Year Ended February 28/29
			2021	2020	2019	2018	2017
PER SHARE DATA:
Net asset value, beginning of period	$ 4.96	$ 5.79	$ 4.79	$ 5.03	$ 5.87	$ 6.14	$ 4.89
Income (loss) from investment operations:
Net investment income (loss)(2)	0.10	0.19	0.34	0.48	0.50	0.62	0.66
Net realized and unrealized gain (loss)	(0.93)	(0.54)	1.20	(0.03)	(0.57)	(0.14)	1.30
Total from investment operations	(0.83)	(0.35)	1.54	0.45	(0.07)	0.48	1.96
Dividends on Preferred Shares from Net Investment Income:	(0.05)	(0.07)	(0.08)	(0.14)	(0.12)	(0.06)	(0.02)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(0.88)	(0.42)	1.46	0.31	(0.19)	0.42	1.94
Dividends and Distributions to Shareholders:
Net investment income	(0.23)	(0.12)	(0.27)	(0.36)	(0.45)	(0.61)	(0.69)
Return of capital	—	(0.29)	(0.19)	(0.19)	(0.24)	(0.08)	—
Total dividends and distributions to shareholders	(0.23)	(0.41)	(0.46)	(0.55)	(0.69)	(0.69)	(0.69)
Preferred Shares Transactions:
Accretion to net asset value, resulting from tender offer of Auction-Rate Preferred shares	—	—	—	—	0.09	—	—
Capital change resulting from issuance of Cumulative Preferred Shares and related offering costs	—	—	—	—	(0.05)	—	—
Net asset value, end of period	$ 3.85	$ 4.96	$ 5.79	$ 4.79	$ 5.03	$ 5.87	$ 6.14
Market value, end of period	$ 3.42	$ 4.62	$ 5.01	$ 4.54	$ 5.44	$ 6.10	$ 6.17
Total return, net asset value(3), (4)	(18.06)%	(7.95)%	—% (5)	—% (5)	—% (5)	—% (5)	—% (5)
Total return, market value(3), (4)	(21.38)%	(0.19)%	22.81%	(6.98)%	1.14%	10.84%	56.31%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses after interest expense to average net assets(6), (7), (8)	1.51%	1.40%	1.44%	1.41%	1.53% (9)	1.32%	1.37%
Ratio of total expenses after interest expense to average net assets(6), (7)	1.69%	1.55%	1.47%	1.41%	1.53% (9)	1.32%	1.37%
Ratio of net investment income (loss) to average net assets(6), (7)	4.66%	3.73%	7.18%	9.48%	9.28%	10.31%	11.46%
Portfolio turnover rate(3)	24%	54%	73%	35%	41%	33%	28%
Net assets, end of period (000’s)	$292,778	$377,882	$440,994	$364,382	$379,901	$440,106	$456,985
Asset coverage, per $25 liquidation preference per share of cumulative preferred shares	$ 52	$ 60	$ 65	$ 58	$ 60	$ —	$ —
Asset coverage per $25,000 liquidation preference per share of auction-rate preferred shares	$ 51,957	$ 59,793	$ 65,454	$ 58,421	$ 59,845	$ 65,147	$ 66,691
Cumulative Preferred shares average market value(10)	$ 24.04	$ 23.92	$ 25.64	$ 25.39	$ 24.04	$ —	$ —

(1)	The Fund had a fiscal period end change from February 28 to January 31.
(2)	Calculated using average common shares outstanding.
(3)	Not annualized for periods less than one year.
(4)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
(5)	Return not disclosed.
(6)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to average net assets of common shareholders.
(7)	Annualized for periods less than one year.
(8)	Ratio of net expenses, before interest expense and auction agent fees and commissions, was 1.44%, 1.35%, 1.39%, 1.36%, 1.39%, 1.24% and 1.30% for the periods ended July 31, 2022 and January 31, 2022, and years ended February 28/29, 2021, 2020, 2019, 2018 and 2017, respectively.
(9)	Inclusive of tender offer expenses of 0.04%.
(10)	Based on daily closing market prices.
See Notes to Financial Statements

DIVERSIFIED INCOME & CONVERTIBLE FUND
FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS FOR A COMMON SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Six Months Ended July 31, 2022 (Unaudited)	Year Ended January 31,
		2022	2021	2020	2019	2018
PER SHARE DATA:
Net asset value, beginning of period	$ 27.25	$ 35.15	$ 24.81	$ 22.05	$ 23.88	$ 21.59
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.03)	(0.17)	0.01	0.11	0.16	0.29
Net realized and unrealized gain (loss)	(3.49)	0.09	12.71	4.65	0.01	4.00
Total from investment operations	(3.52)	(0.08)	12.72	4.76	0.17	4.29
Dividends and Distributions to Common Shareholders:
Net investment income	(1.08)	(2.02)	(1.19)	(0.42)	(0.95)	(0.44)
Net realized gains	—	(5.80)	(1.19)	(1.58)	(1.05)	(1.56)
Total dividends and distributions to common shareholders	(1.08)	(7.82)	(2.38)	(2.00)	(2.00)	(2.00)
Net asset value, end of period	$ 22.65	$ 27.25	$ 35.15	$ 24.81(2)	$ 22.05	$ 23.88
Market value, end of period	$ 22.31	$ 27.75	$ 32.25	$ 25.22	$ 21.29	$ 22.40
Total return, net asset value(3), (4)	(13.07)%	(2.32)%	—% (5)	—% (5)	—% (5)	—% (5)
Total return, market value(3), (4)	(15.77)%	7.46%	40.11%	29.04%	3.89%	26.13%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses after interest expense to average net assets(6), (7)	3.10%	2.47% (8)	2.84% (8)	3.32%	3.40% (8)	3.36% (8)
Ratio of total expenses after interest expense to average net assets(6)	3.22%	2.55% (8)	2.84% (8)	3.32%	3.40% (8)	3.36% (8)
Ratio of net investment income (loss) to average net assets(6)	(0.27)%	(0.48)% (8)	0.05% (8)	0.47%	0.72% (8)	1.30% (8)
Portfolio turnover rate(3)	50%	108%	128%	120%	105%	154%
Net assets, end of period (000’s)	$234,700	$282,348	$363,899	$256,724	$227,320	$245,382
Loan payable, end of period (000’s)	$ 75,000	$ 75,000	$ 75,000	$ 75,000	$ 75,000	$ 75,000
Mandatory redeemable preferred shares, end of period (000’s)	$ 30,000	$ 30,000	$ 30,000	$ 30,000	$ 30,000	$ 30,000
Asset coverage, per $1,000 principal amount of loan payable(9)	$ 4,529	$ 5,165	$ 6,252	$ 4,823	$ 4,431	$ 4,672
Asset coverage ratio on total leverage (loan payable and mandatory redeemable preferred shares)(10)	324%	369%	447%	344%	316%	334%
Asset coverage, per $25 liquidation preference per share of mandatory redeemable preferred shares(11)	$ 81	$ 92	$ 112	$ 86	$ 79	$ 83

(1)	Calculated using average shares outstanding.
(2)	Payment from affiliate increased the net asset value by less than $0.01.
(3)	Not annualized for periods less than one year.
(4)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
(5)	Return not disclosed.
(6)	Annualized for periods less than one year.
(7)	Ratio of net expenses, before interest expense to average net assets was 2.12% and 1.85%, 2.03%, 2.14%, 2.20% and 2.26% for the six months period ended July 31, 2022 and years ended January 31, 2022, 2021, 2020, 2019 and 2018, respectively.
(8)	Inclusive of excise tax expense of 0.04%, 0.05%, 0.06% and 0.07% for the years ended January 31, 2022, 2021, 2019 and 2018, respectively.
(9)	Represents value of net assets applicable to common stock plus the loan payable and mandatory redeemable preferred shares at the end of the period divided by the borrowings at the end of the period multiplied by $1,000.
(10)	Represents value of net assets applicable to common stock plus the loan payable and mandatory redeemable preferred shares at the end of the period divided by the loan payable and mandatory redeemable preferred shares at the end of the period.
(11)	Represents value of net assets applicable to common stock plus the loan payable and mandatory redeemable preferred shares at the end of the period divided by the loan payable and mandatory redeemable preferred shares at the end of the period multiplied by $25.
See Notes to Financial Statements

DIVIDEND, INTEREST & PREMIUM STRATEGY FUND
FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Six Months Ended July 31, 2022 (Unaudited)	Year Ended January 31,
		2022	2021	2020	2019	2018
PER SHARE DATA:
Net asset value, beginning of period	$ 16.33	$ 15.21	$ 14.34	$ 13.52	$ 15.32	$ 14.72
Income (loss) from investment operations:
Net investment income (loss)(1)	0.04	0.05	0.13	0.24	0.27	0.30
Net realized and unrealized gain (loss)	(1.37)	1.97	1.64	1.48	(1.17)	1.43
Total from investment operations	(1.33)	2.02	1.77	1.72	(0.90)	1.73
Dividends and Distributions to Shareholders:
Net investment income	(0.49)	(0.90)	(0.13)	(0.26)	(0.71)	(0.30)
Net realized gains	—	—	(0.48)	(0.64)	—	—
Return of capital	—	—	(0.29)	—	(0.19)	(0.83)
Total dividends and distributions to shareholders	(0.49)	(0.90)	(0.90)	(0.90)	(0.90)	(1.13)
Net asset value, end of period	$ 14.51	$ 16.33	$ 15.21	$ 14.34	$ 13.52	$ 15.32
Market value, end of period	$ 12.82	$ 14.73	$ 13.28	$ 13.09	$ 11.90	$ 13.52
Total return, net asset value(2), (3)	(8.05)%	13.39%	—% (4)	—% (4)	—% (4)	—% (4)
Total return, market value(2), (3)	(9.68)%	17.77%	9.71%	18.17%	(5.42)%	12.92%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses to average net assets(5)	0.96%	0.96%	0.96%	0.96%	0.95%	0.97%
Ratio of total expenses to average net assets(5)	1.07%	1.06%	0.96%	0.96%	0.95%	0.97%
Ratio of net investment income (loss) to average net assets(5)	0.53%	0.28%	0.94%	1.73%	1.87%	2.03%
Portfolio turnover rate(2)	21%	63%	104%	76%	50%	85%
Net assets, end of period (000’s)	$1,375,840	$1,548,372	$1,441,666	$1,359,815	$1,281,712	$1,452,585

(1)	Calculated using average shares outstanding.
(2)	Not annualized for periods less than one year.
(3)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
(4)	Return not disclosed.
(5)	Annualized for periods less than one year.
See Notes to Financial Statements

EQUITY & CONVERTIBLE INCOME FUND
FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Six Months Ended July 31, 2022 (Unaudited)	Year Ended January 31,
		2022	2021	2020	2019	2018
PER SHARE DATA:
Net asset value, beginning of period	$ 30.32	$ 30.91	$ 24.89	$ 22.53	$ 24.51	$ 21.54
Income (loss) from investment operations:
Net investment income (loss)(1)	0.03	(0.09)	0.06	0.18	0.19	0.40
Net realized and unrealized gain (loss)	(3.31)	2.77	7.48	3.70	(0.65)	4.09
Total from investment operations	(3.28)	2.68	7.54	3.88	(0.46)	4.49
Dividends and Distributions to Shareholders:
Net investment income	(1.00)	(1.52)	(0.09)	(0.20)	(0.93)	(0.43)
Net realized gains	—	(1.75)	(1.43)	(1.32)	(0.59)	(1.09)
Total dividends and distributions to shareholders	(1.00)	(3.27)	(1.52)	(1.52)	(1.52)	(1.52)
Net asset value, end of period	$ 26.04	$ 30.32	$ 30.91	$ 24.89(2)	$ 22.53	$ 24.51
Market value, end of period	$ 22.96	$ 27.33	$ 27.78	$ 23.14	$ 20.52	$ 22.08
Total return, net asset value(3), (4)	(10.81)%	8.22%	—% (5)	—% (5)	—% (5)	—% (5)
Total return, market value(3), (4)	(12.47)%	9.80%	28.21%	20.83%	(0.25)%	24.96%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses to average net assets(6)	1.07%	1.12% (7)	1.07%	1.07%	1.13% (7)	1.07%
Ratio of total expenses to average net assets(6)	1.18%	1.22% (7)	1.07%	1.07%	1.13% (7)	1.07%
Ratio of net investment income (loss) to average net assets(6)	0.20%	(0.28)% (7)	0.24%	0.74%	0.83% (7)	1.80%
Portfolio turnover rate(3)	30%	71%	85%	50%	81%	99%
Net assets, end of period (000’s)	$721,609	$840,257	$856,449	$689,650	$624,315	$679,241

(1)	Calculated using average shares outstanding.
(2)	Payment from affiliate increased the net asset value by less than $0.01.
(3)	Not annualized for periods less than one year.
(4)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
(5)	Return not disclosed.
(6)	Annualized for periods less than one year.
(7)	Inclusive of excise tax expense of 0.05% and 0.07% for the years ended January 31, 2022 and 2019, respectively.
See Notes to Financial Statements

 NOTES TO FINANCIAL STATEMENTS (Unaudited)
July 31, 2022
Note 1. Organization
Artificial Intelligence & Technology Opportunities Fund, Convertible & Income 2024 Target Term Fund, Convertible & Income Fund, Convertible & Income Fund II, Diversified Income & Convertible Fund, Dividend, Interest & Premium Strategy Fund, and Equity & Convertible Income Fund (each, a “Fund” and, collectively, the “Funds”), were organized as Massachusetts business trusts on May 24, 2019, March 21, 2017, January 17, 2003, April 22, 2003, March 10, 2015, December 12, 2006, and August 20, 2003, respectively. The Funds are each organized and registered as diversified, closed-end management investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder.
  Note 2. Significant Accounting Policies
($ reported in thousands)
The Funds are investment companies that follow the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.	Security Valuation
Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Funds’ policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
• Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
     •    Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
     •    Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt securities, including convertible bonds, and restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter (“OTC”) derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.

 NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
July 31, 2022
A summary of the inputs used to value a Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income and capital gain distributions are recognized on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Conversion premium is not amortized. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Dividend income from Real Estate Investment Trusts (“REITs”) and Master Limited Partnerships (“MLPs”) investments is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed their cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.
C.	Income Taxes
Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to distribute substantially all of its taxable income and capital gains, if any, to its shareholders. Therefore, no provision for federal income taxes has been made. Certain Funds may be subject to an excise tax based on distributions paid to shareholders during the year.
Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Each Fund’s U.S. federal income tax return is generally subject to examination by the Internal Revenue Service for a period of three years after it is filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.
D.	Distributions to Shareholders
Artificial Intelligence & Technology Opportunities Fund, Convertible & Income 2024 Target Term Fund, Convertible & Income Fund, Convertible & Income Fund II and Diversified Income & Convertible Fund declare distributions on a monthly basis. Dividend, Interest & Premium Strategy Fund and Equity & Convertible Income Fund declare distributions on a quarterly basis. Distributions are recorded by the Funds on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.
Artificial Intelligence & Technology Opportunities Fund and Diversified Income & Convertible Fund have a Managed Distribution Plan which currently provides for the Funds to make a monthly distribution of $0.15 per share and $0.18 per share, respectively. Also, Dividend, Interest & Premium Strategy Fund and Equity & Convertible Income Fund have a Managed Distribution Plan which currently provides for the Funds to make a quarterly distribution of $0.245 per share and $0.50 per share, respectively. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. Shareholders should not draw any conclusions about the Funds’ investment performance from the terms of the Funds’ Managed Distribution Plan.
E.	Expenses
Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately used.
In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.
F.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. For fixed income securities, the Funds bifurcate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on foreign currency transactions. For equity securities, the Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on investments.

 NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
July 31, 2022
G.	Convertible Securities
The Funds may invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation, and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.
H.	Payment-In-Kind Securities
The Funds may invest in payment-in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment-in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.
I.	When-issued Purchases and Forward Commitments (Delayed Delivery)
Certain Funds may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable the Funds to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. Each Fund records when-issued and forward commitment securities on the trade date. Each Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or forward commitment basis begin earning interest on the settlement date.
J.	Leveraged Loans
Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the leveraged loan. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the leveraged loan with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.
A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.
The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR, SOFR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased a Fund may pay an assignment fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.
K.	Warrants
The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.
L.	Cash and Cash Equivalents
Cash and cash equivalents include deposits held at financial institutions, and are inclusive of dollar denominated cash, foreign currency, and deposit with brokers for written options.

 NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
July 31, 2022
Note 3. Derivative Financial Instruments and Transactions
($ reported in thousands)
Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why a Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by certain Funds.
A.	Options Contracts
The Funds may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price.
When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedules of Investments. Written options are reported as a liability within “Written options at value.” Changes in value of written options are included in “Net change in unrealized appreciation (depreciation) from written options” in the Statements of Operations.
If an option expires unexercised, the Fund realizes a gain to the extent of the premium received. If a written call option is exercised, the premium received is recorded as an adjustment to the proceeds from the sale. If a written put option is exercised, the premium reduces the cost basis of the security. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain or loss. Gain or loss on written options is presented separately as “Net realized gain (loss) from written options” in the Statements of Operations.
The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the referenced security increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the referenced security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline.
During the period ended July 31, 2022, the Diversified Income & Convertible Fund, Dividend, Interest & Premium Strategy Fund, and Equity & Convertible Income Fund invested in written covered call options contracts in an attempt to manage equity price risk and with the purpose of generating realized gains.
The following is a summary of derivative instruments categorized by primary risk exposure, and location as presented in the Statements of Assets and Liabilities at July 31, 2022:

Statement Line Description	Primary Risk	Diversified Income & Convertible Fund	Dividend, Interest & Premium Strategy Fund	Equity & Convertible Income Fund
Liability Derivatives
Written options at value	Equity contracts	$(95)	$(4,106)	$(712)
Total		$(95)	$(4,106)	$(712)

The following is a summary of derivative instruments categorized by primary risk exposure, and location as presented in the Statements of Operations for the period ended July 31, 2022:
Statement Line Description	Primary Risk	Diversified Income & Convertible Fund	Dividend, Interest & Premium Strategy Fund	Equity & Convertible Income Fund
Net Realized Gain (Loss) From
Written options	Equity contracts	$320	$ 4,864	$1,851
Total		$320	$ 4,864	$1,851
Net Change in Unrealized Appreciation/Depreciation on
Written options	Equity contracts	$ 4	$ (2,967)	$ (76)
Total		$ 4	$ (2,967)	$ (76)

 NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
July 31, 2022
The table below shows the quarterly average volume (unless otherwise specified) of the derivatives held by the applicable Funds for the period ended July 31, 2022.
	Diversified Income & Convertible Fund	Dividend, Interest & Premium Strategy Fund	Equity & Convertible Income Fund
Written Options(1)	$(77)	$(956)	$(454)
(1) Average premium amount.
Note 4. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Investment Adviser
Virtus Investment Advisers, Inc. (“VIA” or the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Funds. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadviser.
As compensation for its services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly based upon the following annual rates as a percentage of the average daily total managed assets of each Fund:

Fund	Advisory Fee
Artificial Intelligence & Technology Opportunities Fund	1.25%
Convertible & Income 2024 Target Term Fund	0.75
Convertible & Income Fund	0.70
Convertible & Income Fund II	0.70
Diversified Income & Convertible Fund	1.00
Dividend, Interest & Premium Strategy Fund	0.90
Equity & Convertible Income Fund	1.00
Artificial Intelligence & Technology Opportunities Fund and Convertible & Income 2024 Target Term Fund define total managed assets as the total assets of each Fund (including assets attributable to any borrowings, issued debt securities or preferred shares that may be outstanding, reverse repurchase agreements and dollar rolls) minus accrued liabilities (other than liabilities representing borrowings, issued debt securities, reverse repurchase agreements and dollar rolls). Convertible & Income Fund and Convertible & Income Fund II define total managed assets as the total assets of each Fund (including any assets attributable to any Preferred Shares or other forms of leverage of the Fund that may be outstanding) minus accrued liabilities (other than liabilities representing leverage). Diversified Income & Convertible Fund defines total managed assets as the total assets of the Fund (including assets attributable to any preferred shares, borrowings, issued debt securities or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage). Dividend, Interest & Premium Strategy Fund and Equity & Convertible Income Fund define total managed assets as the total assets of each Fund (including assets attributable to any borrowing that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).
B.	Subadvisers
The subadvisers manage the investments of each Fund for which they are paid a fee by the Adviser. A list of the subadvisers and the Funds they serve as of the end of the period is as follows:
Fund	Subadviser
Artificial Intelligence & Technology Opportunities Fund	Voya IM(1)
Convertible & Income 2024 Target Term Fund	Voya IM(1)
Convertible & Income Fund	Voya IM(1)
Convertible & Income Fund II	Voya IM(1)
Diversified Income & Convertible Fund	Voya IM(1)
Dividend, Interest & Premium Strategy Fund (Equity and Options Portfolios)	NFJ (2)
Dividend, Interest & Premium Strategy Fund (Fixed Income Portfolio)	Voya IM (1)
Equity & Convertible Income Fund	Voya IM(1)
(1) Effective July 25, 2022, Voya Investment Management Co. LLC (“Voya IM”) serves as the subadviser to the Funds. Prior to July 25, 2022, Allianz Global Investors U.S. LLC (“AllianzGI”) served as subadviser to the Funds. On May 17, 2022, AllianzGI announced that it had settled certain government charges about matters unrelated to the Funds, as a result of which AllianzGI would no longer be permitted to manage U.S. registered open-end and closed-end funds after a brief transition period.
(2) NFJ Investment Group, LLC (“NFJ”), which is an indirect, wholly-owned subsidiary of Virtus.

 NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
July 31, 2022
C.	Expense Limitations
The Adviser has contractually agreed to limit each Fund’s annual total operating expenses, subject to the exclusions listed below, so that such expenses do not exceed, on an annualized basis, the following respective percentages of average daily net assets through February 1, 2023. Following the contractual period, the Adviser may discontinue these expense limitation arrangements at any time. The reimbursements are accrued daily and received monthly.

Fund	Expense Limitation
Artificial Intelligence & Technology Opportunities Fund	0.09%
Convertible & Income 2024 Target Term Fund	0.19
Convertible & Income Fund	0.13
Convertible & Income Fund II	0.15
Diversified Income & Convertible Fund	0.17
Dividend, Interest & Premium Strategy Fund	0.06
Equity & Convertible Income Fund	0.07
The exclusions include investment advisory fees paid to VIA, interest, any other fees or expenses relating to financial leverage, preferred shares (such as dividends on preferred shares, auction agent fees and commissions and rating agency fees) or borrowing (such as interest, commitment, amendment and renewal expenses on credit or redemption facilities), taxes, extraordinary, unusual or infrequently occurring expenses (such as litigation), costs related to share offerings, brokerage commissions, expenses incurred in connection with any merger or reorganization, underlying fund expenses and dividend expenses, if any (each expressed as a percentage of average daily net assets attributable to common shares).
D.	Expense Recapture
Under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under these arrangements within three years after the date on which such amounts were incurred or waived. A Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured by the period ending July 31:

	Expiration
Fund	2024	2025	2026	Total
Artificial Intelligence & Technology Opportunities Fund	$ 22	$ 836	$ 453	$ 1,311
Convertible & Income 2024 Target Term Fund	25	175	66	266
Convertible & Income Fund	107	794	381	1,282
Convertible & Income Fund II	98	595	286	979
Diversified Income & Convertible Fund	—	279	157	436
Dividend, Interest & Premium Strategy Fund	—	1,598	754	2,352
Equity & Convertible Income Fund	—	888	399	1,287
E.	Administration Services
Virtus Fund Services, LLC (“VFS”), an indirect, wholly-owned subsidiary of Virtus, serves as administrator to the Funds. For the services provided by the administrator under the Administration Agreement, the Funds pay the administrator an asset-based fee calculated on each Fund’s average daily Managed Assets. This fee is calculated daily and paid monthly.
For the six months period (“period”) ended July 31, 2022, the Funds incurred administration fees totaling $2,461 which are included in the Statements of Operations within the line item “Administration and accounting fees.”
F.	Trustees’ Fees
For the period ended July 31, 2022, the Funds incurred Trustees’ fees totaling $467 which are included in the Statements of Operations within the line item “Trustees’ fees and expenses”.
G.	Investments with Affiliates
The Funds are permitted to purchase assets from or sell assets to certain affiliates under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of assets by the Funds from or to another fund or portfolio that is, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended July 31, 2022, the Funds did not engage in any transactions pursuant to Rule 17a-7 under the 1940 Act.
Outside of Rule 17a-7 transactions, other investments with affiliated issuers are separately reported in this footnote. An affiliated issuer includes any company in which the Fund held 5% or more of a company’s outstanding voting shares at any point during the period, as well as other circumstances where an investment adviser or subadviser to a Fund is deemed to exercise, directly or indirectly, a certain level of control over the

 NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
July 31, 2022
company. A summary of the Funds’ total long-term and short-term purchases and sales of the securities of affiliated issuers during the period ended July 31, 2022, is as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss) on affiliated securities	Net change in unrealized appreciation (depreciation) on affiliated securities	Value, end of period	Shares
Convertible & Income Fund
Common Stocks—0.0%
LiveStyle, Inc., (1),(2),(3)	$ —(4)	$—	$—	$—	$—	$ —(4)	90,407
Preferred Stocks—0.6%
LiveStyle, Inc. Series B (1),(2),(3)	2,519	—	—	—	—	2,519	25,188
LiveStyle, Inc. Series B (1),(2)	—	—	—	—	—	—	6,750
	$2,519	$—	$—	$—	$—	$2,519
Total	$2,519	$—	$—	$—	$—	$2,519

	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss) on affiliated securities	Net change in unrealized appreciation (depreciation) on affiliated securities	Value, end of period	Shares
Convertible & Income Fund II
Common Stocks—0.0%
LiveStyle, Inc., (1),(2),(3)	$ —(4)	$—	$—	$—	$—	$ —(4)	90,407
Preferred Stocks—0.9%
LiveStyle, Inc. Series B (1),(2),(3)	2,519	—	—	—	—	2,519	25,188
LiveStyle, Inc. Series B (1),(2)	—	—	—	—	—	—	5,000
	$2,519	$—	$—	$—	$—	$2,519
Total	$2,519	$—	$—	$—	$—	$2,519

 NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
July 31, 2022
	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss) on affiliated securities	Net change in unrealized appreciation (depreciation) on affiliated securities	Value, end of period	Shares
Diversified Income & Convertible Fund
Common Stocks—0.0%
LiveStyle, Inc., (1),(2),(3)	$ —(4)	$—	$—	$—	$—	$ —(4)	13,574
Preferred Stocks—0.2%
LiveStyle, Inc. Series B (1),(2),(3)	378	—	—	—	—	378	3,783
LiveStyle, Inc. Series B (1),(2)	— (5)	—	—	—	—	— (5)	1,250
	$378	$—	$—	$—	$—	$378
Total	$378	$—	$—	$—	$—	$378
(1)	For the period of February 1, 2022 through March 1, 2022, a member of the Fund’s portfolio management team was a member of the board of directors of LiveStyle, Inc.
(2)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(3)	Security is restricted from resale.
(4)	Amount is less than $500.
(5)	Includes internally fair valued securities currently priced at zero ($0).
H.	Trustee Deferred Compensation Plan
The Trustees do not currently receive any pension or retirement benefits from the Funds. In calendar year 2018 and certain prior periods, the Funds maintained a deferred compensation plan pursuant to which each Independent Trustee had the opportunity to elect not to receive all or a portion of his or her fees from the respective Fund on a current basis, but instead to receive in a subsequent period chosen by the Independent Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of Virtus Investment Trust (formerly known as Allianz Funds) and Virtus Strategy Trust (formerly known as Allianz Funds Multi-Strategy Trust) selected by the Independent Trustees from and after the normal payment dates for such compensation. The deferred compensation program was closed to new deferrals effective January 1, 2019, and all Trustee fees earned with respect to service in calendar years 2019 and 2020 were paid in cash, on a current basis. The Funds still have obligations with respect to Independent Trustee fees deferred in 2018 and in prior periods, and will continue to have such obligations until all deferred Trustee fees are paid out pursuant to the terms of the deferred compensation plan.
Effective March 2021, each Fund provides a new deferred compensation plan (“New Plan”) for its Trustees who receive compensation from the Funds. Under the New Plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Funds, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Prepaid expenses and other assets” in the Statements of Assets and Liabilities at July 31, 2022.
Note 5. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding short-term securities and written options) during the period ended July 31, 2022, were as follows:
	Purchases	Sales
Artificial Intelligence & Technology Opportunities Fund	$318,892	$248,449
Convertible & Income 2024 Target Term Fund	21,824	25,650
Convertible & Income Fund	178,296	229,222
Convertible & Income Fund II	135,803	176,310
Diversified Income & Convertible Fund	167,428	178,970
Dividend, Interest & Premium Strategy Fund	286,578	325,437
Equity & Convertible Income Fund	221,433	261,674
There were no purchases or sales of long-term U.S. Government and agency securities during the period ended July 31, 2022.

 NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
July 31, 2022
Note 6. Federal Income Tax Information
($ reported in thousands)
At July 31, 2022, the approximate aggregate cost basis and the unrealized appreciation (depreciation) of investments and other financial instruments held by the Funds for federal income tax purposes were as follows:
Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Artificial Intelligence & Technology Opportunities Fund	$ 842,119	$ 72,936	$ (70,106)	$ 2,830
Convertible & Income 2024 Target Term Fund	256,076	538	(16,937)	(16,399)
Convertible & Income Fund	793,463	33,687	(115,331)	(81,644)
Convertible & Income Fund II	623,406	26,882	(86,888)	(60,006)
Diversified Income & Convertible Fund	369,957	8,907	(34,761)	(25,854)
Diversified Income & Convertible Fund (Written Options)	(67)	21	(49)	(28)
Dividend, Interest & Premium Strategy Fund	1,353,249	120,067	(99,955)	20,112
Dividend, Interest & Premium Strategy Fund (Written Options)	(1,278)	207	(3,035)	(2,828)
Equity & Convertible Income Fund	793,202	28,134	(98,706)	(70,572)
Equity & Convertible Income Fund (Written Options)	(421)	117	(408)	(291)
Certain Funds have capital loss carryforwards available to offset future realized capital gains, if any, to the extent permitted by the Code. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. For the fiscal year ended January 31, 2022, the Funds’ capital loss carryovers were as follows:
Fund	Short-Term	Long-Term
Convertible & Income Fund	$41,033	$154,441
Convertible & Income Fund II	31,678	124,976
Equity & Convertible Income Fund	—	1,723
Note 7. Credit and Market Risk and Asset Concentration
Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on a Fund and its investments, including hampering the ability of each Fund’s portfolio manager(s) to invest each Fund’s assets as intended.
In July 2017, the head of the United Kingdom Financial Conduct Authority (“FCA”) announced the intention to phase out the use of LIBOR by the end of 2021. However, after subsequent announcements by the FCA, the LIBOR administrator and other regulators, certain of the most widely used LIBORs are expected to continue until June 30, 2023. The ICE Benchmark Administration Limited, which is regulated and authorized by FCA, and the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including the Funds. Abandonment of or modifications to LIBOR could lead to significant short and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain the effects such changes will have on the Funds, issuers of instruments in which the Funds invest, and the financial markets generally.
Certain Funds may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if such Fund did not concentrate its investments in such sectors.
Each of Artificial Intelligence & Technology Opportunities Fund, Convertible & Income 2024 Target Term Fund, Convertible & Income Fund, Convertible & Income Fund II and Diversified Income & Convertible Fund leverages its portfolio through preferred shares, securities lending, senior secured notes and/or margin loan financing. While leverage presents opportunities for increasing each Fund’s total return, it also has the effect of potentially increasing losses. Accordingly, any event which adversely affects the value of an investment held by each Fund would be magnified to the extent each Fund is leveraged.
High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadviser to accurately predict risk.

 NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
July 31, 2022
Note 8. Auction-Rate Preferred Shares
Convertible & Income Fund has 1,894 shares of Auction-Rate Preferred Shares Series A, 1,779 shares of Auction-Rate Preferred Shares Series B, 1,909 shares of Auction-Rate Preferred Shares Series C, 1,842 shares of Auction-Rate Preferred Shares Series D and 1,507 shares of Auction-Rate Preferred Shares Series E outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.
Convertible & Income Fund II has 1,296 shares of Auction-Rate Preferred Shares Series A, 1,512 shares of Auction-Rate Preferred Shares Series B, 1,239 shares of Auction-Rate Preferred Shares Series C, 1,156 shares of Auction-Rate Preferred Shares Series D and 1,298 shares of Auction-Rate Preferred Shares Series E outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.
Dividends on the Auction-Rate Preferred Shares are accumulated daily at an annual rate that is typically re-set every seven days. Distributions of net realized capital gains, if any, are paid annually.
For the period ended July 31, 2022, the annualized dividend rates paid with respect to the Auction-Rate Preferred shares of Convertible & Income Fund and Convertible & Income Fund II ranged from:
	High	Low	At July 31, 2022
Series A	3.162%	0.160%	3.162%
Series B	3.382	0.160	3.382
Series C	3.382	0.120	3.382
Series D	4.222	0.160	4.222
Series E	4.222	0.120	4.222
Convertible & Income Fund and Convertible & Income Fund II are subject to certain limitations and restrictions while Auction-Rate Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Auction-Rate Preferred Shares at their liquidation preference plus any accumulated, unpaid dividends.
Auction-Rate Preferred shareholders, who are entitled to one vote per share, generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on certain matters affecting the rights of the Auction-Rate Preferred Shares. On matters where preferred shareholders vote separately from common shareholders, including the election of the preferred shares trustees, preferred shareholders are entitled to one vote per $25.00 in liquidation preference per share.
Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Funds have been directly impacted by a lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for the ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction.
In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate”, which for the Funds is equal to the 7-day “AA” Composite Commercial Paper Rate multiplied by a minimum of 200% depending on the credit rating of the ARPS. The maximum rate is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction.
During the period of this report, short-term interest rates rose significantly. If the Funds’ ARPS continue to fail and the “maximum rate” payable on the ARPS continues to rise as a result of changes in short-term interest rates, returns for the Funds’ common shareholders could be adversely affected.
Note 9. Liquidity Facility and Securities Lending
($ reported in thousands)
Effective June 14, 2021, Artificial Intelligence & Technology Opportunities Fund, Convertible & Income 2024 Target Term Fund, Convertible & Income Fund and Convertible & Income Fund II entered into a Master Margin Loan Agreement (the “MMLA”) and a Securities Lending Authorization Agreement (the “SLAA” and together with the MMLA, the “BNYM Facilities”) with The Bank of New York Mellon (“BNYMellon”). Under the MMLA the Funds pledge their assets as collateral to secure obligations but retain the risks and rewards of the ownership of assets pledged to secure such obligations.
Under the SLAA, the Funds may loan securities to qualified brokers through a securities lending agency agreement with BNYMellon. Under the securities lending policy, when lending securities a Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral consists of cash which is invested in a short-term money market fund and/or released to each Fund to be used for liquidity purposes in conjunction with the MMLA. Cash collateral received from securities lending is first credited against borrowings under the MMLA. Upon return of securities by the borrower, BNYMellon returns the cash collateral to the borrower, as applicable, which eliminates the credit against the borrowings and causes the drawdowns under the MMLA to increase by the amounts returned. The securities lending program is subject to the same limits and interest rate structure as the MMLA. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged/paid by BNYMellon for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.

 NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
July 31, 2022
Securities lending transactions are entered into by each Fund under the SLAA which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.
At July 31, 2022, the securities loaned were subject to the SLAA on a net payment basis as follows:
Fund	Value of Securities on Loan	Cash Collateral Received(1)	Net Amount(2)
Artificial Intelligence & Technology Opportunities Fund	$ 39,029	$ 39,029	$ —
Convertible & Income 2024 Target Term Fund	6,837	6,837	—
(1)	Collateral received in excess of the market value of securities on loan is not presented in this table. The cash collateral received in connection with securities lending transactions has been used for the purchase of securities as disclosed in the Fund’s Schedule of Investments.
(2)	Net amount represents the net amount receivable due from the counterparty in the event of default.
At July 31, 2022, the maximum capital commitment amounts under the MMLA were $75,000, $71,000, $34,000 and $0, respectively, for Artificial Intelligence & Technology Opportunities Fund, Convertible & Income 2024 Target Term Fund, Convertible & Income Fund and Convertible & Income Fund II. Interest on amounts drawn under each MMLA is charged at a daily rate, and a commitment fee is paid on the undrawn amounts as agreed to in the MMLA. As of July 31, 2022, Artificial Intelligence & Technology Opportunities Fund, Convertible & Income 2024 Target Term Fund and Convertible & Income Fund used cash collateral received from the SLAA to purchase long term investments and/or invest the amount in a short-term money market fund. These investments are included in the line item “Investments, at value” on the Statements of Assets and Liabilities. The securities on loan under the SLAA and securities pledged as collateral under the MMLA are reflected on the Schedule of Investments. Any amounts payable under the MMLA/SLAA are reflected in the Statements of Assets and Liabilities as “Loan Payable” and/or “Collateral on securities loaned.” The interest rate charged at July 31, 2022, was 2.67%. The expense is included in the Funds’ Statements of Operations under “Loan interest”.
For the period ended July 31, 2022, the outstanding borrowings, average borrowings, average interest rate and interest expense under the BNYM Facilities were as follows:
Fund	Outstanding Borrowings	Average Borrowings	Weighted Average Interest Rate	Loan Interest Expense
Artificial Intelligence & Technology Opportunities Fund	$ 130,000	$ 111,713	1.41%	793
Convertible & Income 2024 Target Term Fund	69,700	69,700	1.30	456
Convertible & Income Fund	—	28,852	1.01	144
The following table reflects a breakdown of investments made from cash collateral received from lending activities net of cash used to support any borrowings for the funds, and the remaining contractual maturity of those transactions as of July 31, 2022, for the Funds:
Fund	Investment of Cash Collateral	Overnight and Continuous
Artificial Intelligence & Technology Opportunities Fund	Money Market Mutual Fund	$9,751
Convertible & Income 2024 Target Term Fund	Money Market Mutual Fund	94
Note 10. Long-Term Financing Arrangements
($ reported in thousands)
On October 2, 2015, Diversified Income & Convertible Fund completed a private placement with a single institutional investor, consisting of $30,000 in Series A Mandatory Redeemable Preferred Shares (“MRPS”) with a mandatory redemption date of October 2, 2025, and $50,000 in Senior Secured Notes (“Notes” and together with MRPS, “Long-Term Financing Arrangements”) due November 22, 2029. For a portion of its borrowings, Diversified Income & Convertible Fund continues to maintain short-term borrowings under the Margin Loan Financing described in Note 11 at variable interest rates.

 NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
July 31, 2022
Mandatory Redeemable Preferred Shares
At July 31, 2022, Diversified Income & Convertible Fund had 1,200,000 shares of MRPS outstanding with an aggregate liquidation preference of $30,000 ($25.00 per share (not reported in thousands)). The following table summarizes the key terms of the MRPS at July 31, 2022:
Mandatory Redemption Date	Annual Dividend Rate	Aggregate Liquidation Preference	Estimated Fair Value
October 2, 2025	4.34%	$30,000	$30,000
The fair value of the MRPS are estimated to be their liquidation preference. The MRPS are categorized as Level 2 within the fair value hierarchy. Holders of MRPS are entitled to receive a quarterly dividend at an annual fixed dividend rate of 4.34%, subject to upward adjustment (by as much as 4.00%) during any period when the MRPS have a rating of below “A” from Fitch, or the equivalent from another rating agency (with the rate increasing at lower rating levels). Dividends are accrued daily and paid quarterly and are presented in Diversified Income & Convertible Fund’s Statement of Assets & Liabilities as interest payable on mandatory redeemable preferred shares. For the period ended July 31, 2022, Diversified Income & Convertible Fund paid $649 in dividends to mandatory redeemable preferred shareholders. The MRPS are senior, with priority in all respects, to Diversified Income & Convertible Fund’s outstanding common shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The MRPS rank pari passu with any and all other preferred shares of the Fund, and rank junior to the Fund’s indebtedness, including the Notes, the Margin Loan Financing and any other senior secured indebtedness. Diversified Income & Convertible Fund may redeem all or any part of the MRPS at any time, subject to certain redemption premiums. With respect to the MRPS, the Fund is subject to periodic asset coverage testing. If the Fund’s asset coverage is insufficient, it may be required to redeem some or all of the MRPS.
Senior Secured Notes
At July 31, 2022, Diversified Income & Convertible Fund had $50,000 in aggregate principal amount of Notes outstanding. The Notes rank pari passu with all other senior debt of Diversified Income & Convertible Fund, including the Margin Loan Financing, and are secured by a lien on all assets of the Fund of every kind, including all securities and all other investment property, equal and ratable with the liens securing the Margin Loan Financing. The Notes are senior, with priority in all respects, to the MRPS and the outstanding common shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. Holders of the Notes are entitled to receive cash interest payments semi-annually until maturity. The Notes accrue interest at an annual fixed rate of 3.94%. The Notes will be subject to a penalty interest rate if ratings fall below A- from Fitch or the equivalent from another agency. The Notes are prepayable in whole or in part at any time, subject to a prepayment premium, which may be adjusted under some circumstances based on asset coverage levels. Interest expense of $974 is included in the Diversified Income & Convertible Fund’s Statement of Operations.
The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value of the Notes outstanding at July 31, 2022:
Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
November 22, 2029	3.94%	$50,000	$50,000
The fair value of the senior secured notes are estimated to be their carrying amount. The senior secured notes are categorized as Level 2 within the fair value hierarchy.
With respect to the Notes, the Fund is subject to monthly asset coverage tests that mirror those applicable to closed-end funds set forth in Section 18 of the 1940 Act, as well as periodic asset coverage tests that are tied to rating agency criteria, in each case subject to various terms and conditions. A breach of any of these tests, after the passage of a cure period, would constitute an event of default under the Notes. The agreements governing the MRPS and Notes impose certain additional customary covenants and restrictions on the Fund, including, among others, restrictions on distributions and a requirement that the Fund adhere to its stated investment policies.
Note 11. Margin Loan Financing
($ reported in thousands)
Diversified Income & Convertible Fund has entered into a margin loan financing agreement with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank. Cash borrowings are secured by assets of the Diversified Income & Convertible Fund that are held with the Fund’s custodian in a separate account. Through March 31, 2022, interest was charged at 3-month LIBOR plus an additional percentage rate on the amount borrowed. Effective April 1, 2022, interest is charged at the Overnight Bank Funding Rate plus an additional percentage rate on the amount borrowed.
For the period ended July 31, 2022, the weighted average daily balance outstanding was $25,000 at the weighted average interest rate of 1.85%. With respect to the margin loan financing, loan interest expense of $229 is included in the Diversified Income & Convertible Fund’s Statement of Operations.

 NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
July 31, 2022
At July 31, 2022, the amount of outstanding borrowings was as follows:
Outstanding Borrowings	Interest Rate
$25,000	2.64%
Note 12. Cumulative Preferred Shares
On September 11, 2018, Convertible & Income Fund II issued 4,360,000 shares of 5.50% Series A Cumulative Preferred Shares with an aggregate liquidation value of $109,000,000 (“NCZ Series A Preferred Shares”). The shares are perpetual, non-callable for a period of five years and have a liquidation preference of $25.00 per share. Commencing September 11, 2023, and thereafter, to the extent permitted by the 1940 Act, and Massachusetts law, Convertible & Income Fund II may at any time, upon notice of redemption, redeem the NCZ Series A Preferred Shares in whole or in part at the liquidation preference per share plus accumulated unpaid dividends through the date of redemption. Dividends are paid at an annual rate of 5.50% on a quarterly basis, and commenced on October 1, 2018, with the first such payment pro-rated from the date of issuance.
On September 20, 2018, Convertible & Income Fund issued 4,000,000 shares of 5.625% Series A Cumulative Preferred Shares with an aggregate liquidation value of $100,000,000 (“NCV Series A Preferred Shares”). The shares are perpetual, non-callable for a period of five years and have a liquidation preference of $25.00 per share. Commencing September 20, 2023, and thereafter, to the extent permitted by the 1940 Act, and Massachusetts law, Convertible & Income Fund may at any time, upon notice of redemption, redeem the NCV Series A Preferred Shares in whole or in part at the liquidation preference per share plus accumulated unpaid dividends through the date of redemption. Dividends are paid at an annual rate of 5.625% on a quarterly basis, and commenced on October 1, 2018, with the first such payment pro-rated from the date of issuance.
On December 16, 2020, the Board of the Convertible & Income Fund and Convertible & Income Fund II approved a Repurchase Plan (“Repurchase Plan”) with respect to the outstanding series A cumulative preferred shares (“CPS”) issued by the Funds. Each Fund has access to a short-term revolving credit facility (as outlined in Note 9). Pursuant to the Repurchase Plan, the Funds would repurchase its CPS in the open market on any trading day when (i) a Fund’s CPS are trading at a market price at or below their liquidation preference ($25.00 per share), provided the current rate of interest on its Liquidity Facility is less than or equal to 5.00% or (ii) a Fund’s CPS are trading at a market price which represents a premium of up to 1.00% above their liquidation preference (up to $25.25) provided the current rate of interest on its Liquidity Facility is less than or equal to 3.00% for Convertible & Income Fund or less than or equal to 2.75% for Convertible & Income Fund II, subject, in each case, to the terms and conditions of the Repurchase Plan and input from the portfolio management team as to market conditions and other factors. Any repurchases will be made consistently with the requirements of Rule 10b-18 under the Securities Exchange Act of 1934, as amended. On each day that shares are repurchased under the Repurchase Plan, a Fund may repurchase its shares in an amount up to 25% of the average daily trading volume of the CPS over the trailing four week period.
Note 13.  Indemnifications
Under the Funds’ organizational documents, the Funds, Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide a variety of indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and that have not occurred. However, the Funds have not had prior claims or losses pursuant to these arrangements and expect the risk of loss to be remote.
Note 14. Capital Shares
At July 31, 2022, each Fund has one class of common stock with $0.00001 par value of which unlimited shares are authorized.

 NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
July 31, 2022
Note 15. Restricted Securities
Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category. Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities. The following Funds held securities that were considered to be restricted at July 31, 2022:
Fund	Investment	Date of Acquisition	Cost	Value	Percentage of Net Assets
Convertible & Income Fund
	Affinion Group Holdings	11/9/15-11/12/15	3,080	—	0.0%
	LiveStyle, Inc.	2/3/16-11/30/16	—	— (1)	0.0
	LiveStyle, Inc. Series B	2/3/16	2,469	2,519	0.7
Convertible & Income Fund II
	Affinion Group Holdings	11/9/15-11/15/19	2,371	—	0.0%
	LiveStyle, Inc.	2/3/16-11/30/16	—	— (1)	0.0
	LiveStyle, Inc. Series B	2/3/16	2,469	2,519	0.9
Diversified Income & Convertible Fund
	LiveStyle, Inc.	2/3/16-11/30/16	—	— (1)	0.0%
	LiveStyle, Inc. Series B	2/3/16-11/30/16	371	378	0.1
(1) Amount is less than $500.
Note 16. Regulatory Matters and Litigation
From time to time, the Funds, the Adviser, the subadvisers, and/or their respective affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, and laws and regulations affecting their activities. At this time, the Funds and the Adviser believe that the outcomes of such matters are not likely, either individually, or in aggregate, to be material to these financial statements.
Note 17. Recent Accounting Pronouncement
In March 2020, the FASB issued Accounting Standards Update (“ASU”) No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
Note 18. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

CERTIFICATION
Each Fund files the required annual Chief Executive Officer (“CEO”) certification regarding compliance with the NYSE’s listing standards no more than 30 days after each annual shareholder meeting for the Fund. Each Fund has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.
KEY INFORMATION
Shareholder Relations: 1-866-270-7788
For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.
REINVESTMENT PLAN
The Automatic Reinvestment and Cash Purchase Plan (the “Plan”) offers shareholders a convenient way to acquire additional shares of each Fund. Registered holders will be automatically placed in the Plan and may opt out by calling Shareholder Relations at the number listed above. If shares are held at a brokerage firm, contact your broker about participation in the Plan.
REPURCHASE OF SECURITIES
Notice is hereby given in accordance with Section 23(c) of the 1940 Act that each Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.
PROXY VOTING INFORMATION (FORM N-PX)
The subadviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by each Fund’s Board. You may obtain a description of these procedures, along with information regarding how each Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the SEC’s website at https://www.sec.gov.
PORTFOLIO HOLDINGS INFORMATION
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form NPORT-P. Form NPORT-P is available on the SEC’s website at https://www.sec.gov.

Results of Annual Meeting of Shareholders (Unaudited)
Virtus Artificial Intelligence & Technology Opportunities Fund
Virtus Convertible & Income 2024 Target Term Fund
Virtus Convertible & Income Fund
Virtus Convertible & Income Fund II
Virtus Diversified Income & Convertible Fund
Virtus Dividend, Interest & Premium Strategy Fund
Virtus Equity & Convertible Income Fund
The Funds held their Annual Meeting of Shareholders on July 12, 2022. Shareholders voted as indicated below:
Virtus Artificial Intelligence & Technology Opportunities Fund
Election of Trustees	Votes For	Votes Withheld
George R. Aylward*	26,625,434	1,505,286
Sarah E. Cogan	26,687,390	1,443,330
Deborah A. DeCotis	26,661,862	1,468,858
Brian T. Zino	26,621,129	1,509,591
Based on the foregoing, Mr. Aylward was re-elected and Mses. Cogan and DeCotis and Mr. Zino were elected to the Board of Trustees. The Fund’s other Trustees who continue in office are F. Ford Drummond, James S. MacLeod, Philip R. McLoughlin, William B. Ogden, IV, and Alan Rappaport. Additionally, R. Keith Walton was appointed as Trustee of the Fund on July 12, 2022.
*Interested Trustee
Virtus Convertible & Income 2024 Target Term Fund
Election of Trustees	Votes For	Votes Withheld
F. Ford Drummond	15,486,817	361,647
James S. MacLeod	15,471,516	376,948
Philip R. McLoughlin	15,471,516	376,948
Brian T. Zino	15,409,206	439,258
Based on the foregoing, Messrs. Drummond and MacLeod were re-elected and Messrs. McLoughlin and Zino were elected to the Board of Trustees. The Fund’s other Trustees who continue in office are George R. Aylward*, Sarah E. Cogan, Deborah A. DeCotis, William B. Ogden, IV, and Alan Rappaport.
*Interested Trustee
Virtus Convertible & Income Fund
Election of Trustees	Votes For	Votes Withheld
William B. Ogden, IV	65,264,532	3,142,258
Philip R. McLoughlin	10,936,735	325,037
Alan Rappaport	65,685,108	2,721,680
Brian T. Zino	65,890,802	2,515,988
Based on the foregoing, Messrs. Ogden and Rappaport were re-elected and Messrs. McLoughlin and Zino were elected to the Board of Trustees. The Fund’s other Trustees who continue in office are George R. Aylward*, Sarah E. Cogan, Deborah A. DeCotis, F. Ford Drummond, and James S. MacLeod. Additionally, R. Keith Walton was appointed as Trustee of the Fund on July 12, 2022.
*Interested Trustee

Results of Annual Meeting of Shareholders (Unaudited) (Continued)
Virtus Convertible & Income Fund II
Election of Trustees	Votes For	Votes Withheld
Sarah E. Cogan	7,664,737	679,100
William B. Ogden, IV	53,152,945	5,998,805
Alan Rappaport	53,355,198	5,796,553
Brian T. Zino	56,290,593	2,861,155
Based on the foregoing, Ms. Cogan and Messrs. Ogden and Rappaport were re-elected and Mr. Zino was elected to the Board of Trustees. The Fund’s other Trustees who continue in office are George R. Aylward*, Deborah A. DeCotis, F. Ford Drummond, James S. MacLeod, and Philip R. McLoughlin. Mr. McLoughlin served as a Class I Trustee until July 12, 2022, at which time he was appointed a Class III Trustee.
*Interested Trustee
Virtus Diversified Income & Convertible Fund
Election of Trustees	Votes For	Votes Withheld
William B. Ogden, IV	9,808,801	311,111
Alan Rappaport	9,823,899	296,013
R. Keith Walton	9,820,700	299,212
Brian T. Zino	1,200,000	0
Based on the foregoing, Messrs. Ogden and Rappaport were re-elected and Messrs. Walton and Zino were elected to the Board of Trustees. The Fund’s other Trustees who continue in office are George R. Aylward*, Sarah E. Cogan, Deborah A. DeCotis, F. Ford Drummond, James S. MacLeod, and Philip R. McLoughlin.
*Interested Trustee

Results of Annual Meeting of Shareholders (Unaudited) (Continued)
Virtus Dividend, Interest & Premium Strategy Fund
Election of Trustees	Votes For	Votes Withheld
George R. Aylward*	76,941,434	8,757,933
Deborah A. DeCotis	74,261,628	11,437,739
Philip R. McLoughlin	74,221,011	11,478,356
Brian T. Zino	80,161,004	5,538,363
Based on the foregoing, Messrs. Aylward and McLoughlin and Ms. DeCotis were re-elected and Mr. Zino was elected to the Board of Trustees. The Fund’s other Trustees who continue in office are Sarah E. Cogan, F. Ford Drummond, James S. MacLeod, William B. Ogden, IV, and Alan Rappaport.
*Interested Trustee
Virtus Equity & Convertible Income Fund
Election of Trustees	Votes For	Votes Withheld
George R. Aylward*	22,403,866	792,624
Sarah E. Cogan	22,172,842	1,023,648
Deborah A. DeCotis	22,110,591	1,085,899
Brian T. Zino	22,367,256	829,234
Based on the foregoing, Mr. Aylward and Mses. Cogan and DeCotis were re-elected and Mr. Zino was elected to the Board of Trustees. The Fund’s other Trustees who continue in office are F. Ford Drummond, James S. MacLeod, Philip R. McLoughlin, William B. Ogden, IV, and Alan Rappaport. Additionally, R. Keith Walton was appointed as Trustee of the Fund on July 12, 2022.
*Interested Trustee

Board of Trustees’ Considerations Related to the Approval of Subadvisory
Agreements (Unaudited)
The Board of Trustees (“Board” or “Trustees”) of each Fund is responsible for the consideration and approval of advisory and subadvisory agreements for the Fund. At a meeting held on July 18, 2022, the Board, including a majority of the Trustees who are not interested persons of each Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (such Act, the “1940 Act” and such Trustees, the “Independent Trustees”), unanimously authorized the appointment of Voya Investment Management Co. LLC (“Voya”) as a subadviser to each Fund, approved an interim subadvisory agreement between Virtus Investment Advisers, Inc. (the “Adviser”) and Voya for each Fund (each, an “Interim Subadvisory Agreement”) and approved a subadvisory agreement between the Adviser and Voya for each Fund to be proposed for shareholder approval (each, a “Proposed Subadvisory Agreement” and together with the Interim Subadvisory Agreements, the “Subadvisory Agreements”).1
Background. In evaluating the Subadvisory Agreements for each Fund, the Board considered the context of Voya’s strategic partnership with Allianz Global Investors U.S. LLC (“AllianzGI US”), the former subadviser of each Fund, whereby AllianzGI US would, pursuant to an agreement with Voya Financial, Inc., transfer selected investment teams comprising most of its U.S. business to Voya in return for a 24% equity stake in the asset manager (the “Liftout”). The Board considered that the Liftout was negotiated as a result of AllianzGI US’s settlements with the Department of Justice and the U.S. Securities and Exchange Commission (the “SEC”) related to certain government charges about matters unrelated to the Funds, pursuant to which AllianzGI US is disqualified from subadvising U.S. registered funds, including the Funds.
The SEC order received by AllianzGI US required the Funds to transition to a new subadviser within four months, and shareholder approval of new subadvisory agreements is required for the Funds. However, because the Liftout was scheduled to close on July 25, 2022, the Board approved the Interim Subadvisory Agreements under Rule 15a-4 under the 1940 Act for the Funds, so that the Funds would continue to be managed by the investment personnel formerly doing so at AllianzGI US once they moved to Voya even pending the proxy solicitation and shareholder approval. Rule 15a-4 provides a temporary exemption from the requirements of Section 15(a) of the 1940 Act pursuant to which an adviser can serve as an investment adviser to a fund pursuant to an interim contract that has not been approved by shareholders, provided that an agreement with the proposed adviser is approved within 150 days and the other conditions of the rule are satisfied. In approving the Interim Subadvisory Agreements, the Board noted that the compensation to be paid under the Interim Subadvisory Agreements was no greater than that paid to AllianzGI US under the agreements previously approved by shareholders and the term of each Interim Subadvisory Agreement was no greater than 150 days.
The Board’s Process. In considering the proposals, the Board of each Fund requested and evaluated information provided by the Adviser and Voya which, in their view, constituted information necessary for the Board to form a judgment as to whether approval of each Subadvisory Agreement would be in the best interests of the applicable Fund and its shareholders. The Board’s process for reviewing the Subadvisory Agreements consisted of multiple meetings and discussions that included meetings of the Independent Trustees and their independent legal counsel, and meetings of the full Board, all leading up to the Board’s consideration of the Subadvisory Agreements for each Fund. Representatives from the Adviser and Voya participated in portions of those meetings and discussions to review the impact of the Liftout and the proposed change in subadviser on each of the Funds, among other topics. The Board also organized separate diligence meetings with personnel from the Adviser and Voya, led and attended by the Chairs of the Performance Committee, Compliance and Risk Oversight Committee, Contracts Committee, and Governance and Nominating Committee, relating to each Committee’s responsibilities for the areas relevant for the Boards’ consideration of the Subadvisory Agreements.
The Independent Trustees of each Fund were separately advised by independent legal counsel throughout the process and discussed the proposed approval of the Subadvisory Agreements in private sessions with their independent legal counsel at which no representatives the Adviser or Voya were present. The Board considered all the criteria separately with respect to each Fund and its shareholders. In its deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors.
Basis for the Board’s Recommendation. In making its determination with respect to each Subadvisory Agreement, the Board considered various factors, including:
•	Nature, extent, and quality of the services to be provided by Voya. The Trustees received in advance of the Meeting information provided by Voya, including Voya’s Form ADV, as well as a presentation provided by senior executives of Voya. The Board noted that Voya would provide portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted Voya’s representations that it would ensure management of the Fund is carried out in accordance with the investment objective, policies and restrictions set forth in the Fund’s most recent prospectus and statement of additional information. In considering the approval of each Subadvisory Agreement, the Board also considered Voya’s investment management process, including (a) the experience and capability of Voya’s management and other
1 The Board of each Fund, including a majority of the Independent Trustees, determined to rely on the relief granted by an order issued by the SEC that permits fund boards of directors to approve advisory contracts at a meeting held remotely rather than in-person in response to the impact of COVID-19 on investment advisers and funds. The Board determined that reliance on the order was necessary and appropriate due to circumstances related to current or potential effects of COVID-19, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that they intended to ratify any actions taken at this meeting pursuant to the SEC relief at their next in-person meeting.

Board of Trustees’ Considerations Related to the Approval of Subadvisory
Agreements (Unaudited) (Continued)
personnel committed by Voya to the Fund, who were the same as those assigned to the Fund by AllianzGI US, and those responsible for overseeing the portfolio management teams; (b) the financial condition of Voya; (c) the quality of Voya’s regulatory and legal compliance policies, procedures and systems; and (d) Voya’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board noted Voya and AllianzGI US had indicated that there would be no changes to the personnel providing portfolio management services to the Fund as a result of the Liftout. The Board also took into account Voya’s risk assessment and monitoring process, including its risk management program with respect to enterprise, operational and other risks. The Board noted Voya’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also considered Voya’s representations regarding the soundness of its financial condition and its relationship to a large financial services enterprise. After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services expected to be provided by Voya were satisfactory and that there was a reasonable basis on which to conclude that Voya would provide a high quality of investment services to the Fund.
•	Investment Performance. The Board noted that the portfolio management teams of each Fund would be moving from the prior subadviser, AllianzGI US, to Voya. In this connection, the Board considered each Fund’s historical performance and the portfolio management teams’ ability to manage the Funds. The Board noted that the portfolio managers would have the benefit of both the Adviser’s and Voya’s investment and performance oversight and that the Board had reviewed the Fund’s performance each quarter against relevant peer groups and benchmarks. The Board also noted the Adviser’s representations that the Funds had performed in the short and long term in line with the Adviser’s expectations.
•	Subadvisory Fee. The Board took into account that each Fund’s subadvisory fee is paid by the Adviser out of its management fees rather than paid separately by the Fund, so that the Fund’s shareholders would not be directly impacted by those fees. The Board also noted that the proposed subadvisory fee schedule was the same as the prior subadvisory fee schedule. In this regard, the Board considered the Adviser’s representation that because there was no change to the fee split between the Adviser and Voya being proposed, the Adviser expected little or no impact on its projected profitability for each Fund. The Board concluded that the proposed subadvisory fees were fair and reasonable in light of services to be provided by Voya and all factors considered.
•	Profitability and Economies of Scale. As noted above, the Board noted that the fees under the Subadvisory Agreements would be paid by the Adviser out of the fees that the Adviser receives under the Investment Advisory Agreement, so that Fund shareholders would not be directly impacted by those fees. For this reason, the Board concluded that the projected profitability to the Subadviser and its affiliates from their relationships with the Fund was not a material factor in approval of the Subadvisory Agreements. For similar reasons, and since the Fund is a closed-end fund, the Board concluded that the potential for economies of scale in Voya’s management of the Fund was not a material factor in the approval of the Subadvisory Agreements.
•	“Fall-out” Benefits. The Board considered other benefits that may be realized by Voya and its affiliates from their relationships with the Fund. The Board noted management’s discussion of the fact that there are no direct benefits to Voya in providing subadvisory services to the Fund, other than the fee to be earned under the Subadvisory Agreements, although there may be certain indirect, “fall-out” benefits gained, including to the extent that serving the Fund could provide the opportunity to provide subadvisory services to additional funds managed by the Adviser or certain reputational benefits.
Recommendations and Other Factors Considered. In approving the Subadvisory Agreements for each Fund, the Board concluded, as considered in the context of the SEC order requiring that AllianzGI US exit the U.S. fund business, that the terms of each Subadvisory Agreement are fair and reasonable and that approval of the Subadvisory Agreements is in the best interests of each Fund and its shareholders. In reaching this determination in the exercise of their business judgment, the Independent Trustees considered the following factors, among others, in addition to those noted above:
(1) the terms of the Subadvisory Agreements for each Fund are substantially the same in all material respects to those of the current subadvisory agreements with AllianzGI US;
(2) that the Adviser would continue to serve as each Fund’s investment adviser under the Investment Advisory Agreement and would continue and maintain its investment and performance oversight process under its multi-manager model under which it contracts with and oversees affiliated and unaffiliated subadvisers;
(3) the Adviser’s representations regarding its ability to adequately and effectively oversee and perform ongoing due diligence of Voya;
(4) the Adviser’s anticipated oversight of Voya’s compliance program and its initial conclusion that Voya’s compliance program is reasonably designed to prevent violations of federal securities laws under Rule 38a-1 of the 1940 Act;
(5) the adequacy of Voya’s resources to service the Funds, as compared with the resources of AllianzGI US, including Voya’s resources with respect to its investment and risk oversight, legal, compliance, trading, valuation, and other functions, and its commitment to add additional resources to support those areas as necessary;

Board of Trustees’ Considerations Related to the Approval of Subadvisory
Agreements (Unaudited) (Continued)
(6) Voya’s plans to rely on certain functions at AllianzGI US for a limited time period, as discussed with the Board, to allow for a timely and smooth transition to Voya, Voya’s plans to oversee and test those functions, and that Voya’s Operations, Compliance and Risk teams will be ultimately responsible for all functions through the full integration of those functions;
(7) Voya’s representations regarding its significant oversight over AllianzGI US’s compliance and risk programs during the transition period, by layering Voya’s compliance and risk functions and oversight over those functions performed by AllianzGI US;
(8) retention agreements put in place by Voya for the Funds’ current portfolio managers and related compensation arrangements;
(9) the experience of Voya in managing closed-end funds, including its experience with addressing discounts, managing leverage (including preferred shares), and the related compliance issues and testing involved;
(10) that there would be no proposed changes to each Fund’s principal investment objectives and strategies as a direct result of the change in subadviser;
(11) that Voya does not manage any funds or accounts using a comparable investment strategy to those of the Funds;
(12) the continued reasonableness of the proposed “fee split” in the advisory and subadvisory fees, including whether the split in the fee appropriately reflects the services provided by the Adviser on the one hand, and the services that would be provided by Voya, on the other, and whether the fee split could provide an incentive for the Adviser to propose replacing Voya with an affiliated manager;
(13) the commitment of AllianzGI US to pay the expenses of each Fund associated with the change in subadviser resulting from the SEC order, including all legal expenses associated with the change and the Board’s approval of the Subadvisory Agreements, as well as the expenses associated with the proxy solicitation, so that shareholders of the Funds would not have to bear any such expenses;
(14) the possible benefits that may be realized by Voya and AllianzGI US as a result of the Liftout, including AllianzGI US’s ownership interest in Voya and Voya’s receipt of AllianzGI US’s global distribution capabilities, as summarized in Voya’s recent 8-K filing describing the material terms of the agreement between the two parties;
(15) any impact on Voya or its operations related to the COVID-19 pandemic and the resulting market volatility and the functioning of their business continuity during this time;
(16) Voya’s program to promote diversity, equity and inclusion and how such program is evaluated;
(17) the commitment from Voya and AllianzGI US that they will refrain from imposing or seeking to impose, for a period of two years after the Liftout, any “unfair burden” within the meaning of Section 15(f) of the 1940 Act on the Funds;
(18) possible alternatives considered by the Adviser to propose for approval by the Board, including liquidation of the Funds or the Adviser or its affiliate managing the Funds;
(19) the Adviser’s recommendation to the Board that the Subadvisory Agreements and continuation with the current portfolio management teams were in each Fund’s best interests, with such recommendation based on the Adviser’s due diligence of Voya; and
(20) the Adviser’s recommendations regarding potential contingency plans in the event that Fund shareholders do not approve the Proposed Subadvisory Agreement for a Fund or the Liftout does not take place within the required timeframe, including the option of having the Adviser manage the Funds under the Investment Advisory Agreement, which would not require the approval of Fund shareholders, and the Adviser’s capabilities to do so.
Conclusion. Based on all of the foregoing considerations and other factors, the Board of each Fund, including a majority of the Independent Trustees, determined in their business judgment that approval of each Subadvisory Agreement was in the best interests of the applicable Fund and its shareholders. Accordingly, the Board of each Fund, and majority of the Independent Trustees voting separately, unanimously approved the Subadvisory Agreements and determined to recommend that the Proposed Subadvisory Agreement be submitted for approval by Fund shareholders.

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Trustees
Alan Rappaport, Chairman of the Board of Trustees
George R. Aylward
Sarah E. Cogan
Deborah A. DeCotis
F. Ford Drummond
James S. MacLeod
Philip R. McLoughlin
William B. Ogden, IV
Brian T. Zino
R. Keith Walton, Advisory Member (CBH/NCZ/NFJ) and Trustee (AIO/NCV/ACV/NIE)
Officers
George R. Aylward, President and Chief Executive Officer
Peter J. Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer
Timothy Branigan, Vice President and Fund Chief Compliance Officer
Jennifer Fromm, Vice President, Chief Legal Officer, Counsel and Secretary
Julia R. Short, Senior Vice President
Richard W. Smirl, Executive Vice President
Investment Adviser
Virtus Investment Advisers, Inc.
One Financial Plaza
Hartford, CT 06103-2608
Administrator
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103
Transfer Agent, Dividend Paying Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199
How to Contact Us
Shareholder Services	1-866-270-7788
Website	Virtus.com
Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7788.

Computershare Investor Services
P. O. Box 43078
Providence, RI 02940-3078
For more information about Virtus Closed-End Funds,
please contact us at 1-866-270-7788 or closedendfunds@virtus.com , or visit Virtus.com.
8073	09-22

(b)	Not applicable.

Item 2.	Code of Ethics.

Response not required for semiannual report.

Item 3.	Audit Committee Financial Expert.

Response not required for semiannual report.

Item 4.	Principal Accountant Fees and Services.

Response not required for semiannual report.

Item 5.	Audit Committee of Listed Registrants.

Response not required for semiannual report.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Response not required for semiannual report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Response not required for semiannual report.

(b)

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended. There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

(b)

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3 (d))) that occurred during the most recent six months of the period covered by this report that materially affected, or is reasonably likely to affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(2)(2)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	A copy of the Registrant’s notices to shareholders pursuant to Rule 19(a) under the 1940 Act which accompanied distributions for the six month period ended July 31, 2022 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on August 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Virtus Dividend, Interest & Premium Strategy Fund

By:	/s/ George R. Aylward
George R. Aylward, President and Chief Executive Officer
(principal executive officer)

Date: 10/06/22

By:	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President, Chief Financial Officer, and Treasurer
(principal financial officer)

Date: 10/06/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ George R. Aylward
George R. Aylward, President and Chief Executive Officer
(principal executive officer)

Date: 10/06/22

By:	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President, Chief Financial Officer, and Treasurer
(principal financial officer)

Date: 10/06/22

* Print the name and title of each signing officer under his or her signature.